EX-10.1

                                                                 EXECUTION COPY







                                 $150,000,000


                               CREDIT AGREEMENT


                                     among


                              DIMON INCORPORATED,
                                 as Borrower,


                      THE MATERIAL DOMESTIC SUBSIDIARIES
                                OF THE BORROWER
                       FROM TIME TO TIME PARTIES HERETO,
                                as Guarantors,


                          THE LENDERS PARTIES HERETO

                                      and

                     WACHOVIA BANK, NATIONAL ASSOCIATION,
                            as Administrative Agent




                         WACHOVIA CAPITAL MARKETS, LLC
                  as Sole Lead Arranger and Sole Book Manager

                         Dated as of October 27, 2003









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                               TABLE OF CONTENTS
                                                                           Page
      Section 1.1 Defined Terms................................................
      Section 1.2 Other Definitional Provisions................................
      Section 1.3 Accounting Terms.............................................

ARTICLE II  THE LOANS; AMOUNT AND TERMS........................................
      Section 2.1 Revolving Loans..............................................
      Section 2.1ASwingline Loan Subfacility...................................
      Section 2.2 Fees.........................................................
      Section 2.3 Commitment Reductions and Increases..........................
      Section 2.4 Prepayments..................................................
      Section 2.5 Minimum Principal Amount of Tranches.........................
      Section 2.6 Default Rate and Payment Dates...............................
      Section 2.7 Conversion Options...........................................
      Section 2.8 Computation of Interest and Fees.............................
      Section 2.9 Pro Rata Treatment and Payments..............................
      Section 2.10Non-Receipt of Funds by the Administrative Agent.............
      Section 2.11Inability to Determine Interest Rate.........................
      Section 2.12Illegality...................................................
      Section 2.13Requirements of Law..........................................
      Section 2.14Indemnity....................................................
      Section 2.15Taxes........................................................
      Section 2.16Extension of Maturity Date...................................

ARTICLE III  REPRESENTATIONS AND WARRANTIES....................................
      Section 3.1 Financial Condition..........................................
      Section 3.2 No Change....................................................
      Section 3.3 Corporate Existence; Compliance with Law.....................
      Section 3.4 Corporate Power; Authorization; Enforceable Obligations; No
                  Consents.....................................................
      Section 3.5 No Legal Bar; No Default.....................................
      Section 3.6 No Material Litigation.......................................
      Section 3.7 Investment Company Act.......................................
      Section 3.8 Margin Regulations...........................................
      Section 3.9 ERISA........................................................
      Section 3.10Environmental Matters........................................
      Section 3.11Use of Proceeds..............................................
      Section 3.12Subsidiaries.................................................
      Section 3.13Ownership....................................................
      Section 3.14Indebtedness.................................................
      Section 3.15Taxes........................................................
      Section 3.16Intellectual Property........................................
      Section 3.17Solvency.....................................................
      Section 3.18Investments..................................................
      Section 3.19No Burdensome Restrictions...................................
      Section 3.20Brokers' Fees................................................
      Section 3.21Labor Matters................................................
      Section 3.22Accuracy and Completeness of Information.....................
      Section 3.23Material Contracts...........................................
      Section 3.24Senior Debt..................................................

ARTICLE IV  CONDITIONS PRECEDENT...............................................
      Section 4.1 Conditions to Closing Date and Initial Loans.................
      Section 4.2 Conditions to All Extensions of Credit.......................

ARTICLE V  AFFIRMATIVE COVENANTS...............................................
      Section 5.1 Financial Statements.........................................
      Section 5.2 Certificates; Other Information..............................
      Section 5.3 Payment of Obligations.......................................
      Section 5.4 Conduct of Business and Maintenance of Existence.............
      Section 5.5 Maintenance of Property; Insurance...........................
      Section 5.6 Inspection of Property; Books and Records; Discussions.......
      Section 5.7 Notices......................................................
      Section 5.8 Environmental Laws...........................................
      Section 5.9 Financial Covenants..........................................
      Section 5.10Additional Guarantors........................................

ARTICLE VI  NEGATIVE COVENANTS.................................................
      Section 6.1 Indebtedness.................................................
      Section 6.2 Liens........................................................
      Section 6.3 Guaranty Obligations.........................................
      Section 6.4 [Intentionally Omitted]......................................
      Section 6.5 Consolidation, Merger, Sale or Purchase of Assets, etc.......
      Section 6.6 Acquisitions, Advances, Investments and Loans................
      Section 6.7 Transactions with Affiliates.................................
      Section 6.8 Ownership of Subsidiaries; Restrictions......................
      Section 6.9 Fiscal Year; Changes in Capital Structure Organizational
                  Documents; Material Contracts.
      Section 6.10Limitation on Restricted Actions.............................
      Section 6.11Restricted Payments..........................................
      Section 6.12Amendments to Indebtedness, etc..............................
      Section 6.13Sale Leasebacks..............................................
      Section 6.14No Further Negative Pledges..................................
      Section 6.15Maximum Uncommitted Inventories..............................

ARTICLE VII  EVENTS OF DEFAULT.................................................
      Section 7.1 Events of Default............................................
      Section 7.2 Acceleration; Remedies.......................................

ARTICLE VIII  THE AGENT........................................................
      Section 8.1 Appointment..................................................
      Section 8.2 Delegation of Duties.........................................
      Section 8.3 Exculpatory Provisions.......................................
      Section 8.4 Reliance by Administrative Agent.............................
      Section 8.5 Notice of Default............................................
      Section 8.6 Non-Reliance on Administrative Agent and Other Lenders.......
      Section 8.7 Indemnification..............................................
      Section 8.8 Administrative Agent in Its Individual Capacity..............
      Section 8.9 Successor Administrative Agent...............................

ARTICLE IX  MISCELLANEOUS......................................................
      Section 9.1 Amendments and Waivers.......................................
      Section 9.2 Notices......................................................
      Section 9.3 No Waiver; Cumulative Remedies...............................
      Section 9.4 Survival of Representations and Warranties...................
      Section 9.5 Payment of Expenses and Taxes................................
      Section 9.6 Successors and Assigns; Participations; Purchasing Lenders...
      Section 9.7 Adjustments; Set-off.........................................
      Section 9.8 Table of Contents and Section Headings.......................
      Section 9.9 Counterparts.................................................
      Section 9.10Effectiveness................................................
      Section 9.11Severability.................................................
      Section 9.12Integration..................................................
      Section 9.13Governing Law................................................
      Section 9.14Consent to Jurisdiction and Service of Process...............
      Section 9.15Arbitration..................................................
      Section 9.16Confidentiality..............................................
      Section 9.17Acknowledgments..............................................
      Section 9.18Waivers of Jury Trial........................................

ARTICLE X  GUARANTY............................................................
      Section 10.1The Guaranty.................................................
      Section 10.2Bankruptcy...................................................
      Section 10.3Nature of Liability..........................................
      Section 10.4Independent Obligation.......................................
      Section 10.5Authorization................................................
      Section 10.6Reliance.....................................................
      Section 10.7Waiver.......................................................
      Section 10.8Limitation on Enforcement....................................
      Section 10.9Confirmation of Payment......................................






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SCHEDULES

Schedule 1.1(a)         Form of Account Designation Letter
Schedule 2.1(a)         Schedule of Lenders and Commitments
Schedule 2.1(b)(i)      Form of Notice of Borrowing
Schedule 2.1(e)         Form of Revolving Note
Schedule 2.1A(d)        Form of Swingline Note
Schedule 2.7            Form of Notice of Conversion/Extension
Schedule 3.6            Litigation
Schedule 3.10           Environmental Matters
Schedule 3.12           Subsidiaries
Schedule 3.14           Indebtedness
Schedule 3.21           Labor Matters
Schedule 3.23           Material Contracts
Schedule 5.2(c)         Form of Borrowing Base Certificate
Schedule 5.10           Form of Joinder Agreement
Schedule 6.2            Liens
Schedule 9.2            Addresses for Notices to Credit Parties and
                        Lenders/Lending
Offices
Schedule 9.6(c)         Form of Commitment Transfer Supplement





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      CREDIT AGREEMENT, dated as of October 27, 2003, among DIMON INCORPORATED, a Virginia corporation (the "Borrower"), those Domestic Subsidiaries of the Borrower identified as a "Guarantor" on the signature pages hereto and such other Material Domestic Subsidiaries of the Borrower as may from time to time become a party hereto (collectively, the "Guarantors"), the several banks and other financial institutions as may from time to time become parties to this Agreement (collectively, the "Lenders" and individually, a "Lender"), and WACHOVIA BANK, NATIONAL ASSOCIATION, a national banking association, as
administrative   agent  for  the  Lenders  hereunder  (in  such  capacity,  the
"Administrative Agent").


                             W I T N E S S E T H:

      WHEREAS, the Borrower, has requested that the Lenders make loans and other financial accommodations to the Borrower in the amount of up to $150,000,000, as more particularly described herein; and

      WHEREAS, the Lenders have agreed to make such loans and other financial accomodations to the Borrower on the terms and conditions contained herein.

      NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, the parties hereto hereby agree as follows:


                                   ARTICLE I

                                  DEFINITIONS

      SECTION 1.1   DEFINED TERMS.

      As used in this Agreement, terms defined in the preamble to this Agreement have the meanings therein indicated, and the following terms have the following meanings:

      "Account Designation Letter" shall mean the Notice of Account Designation Letter dated the Closing Date from the Borrower to the Administrative Agent substantially in the form attached hereto as Schedule 1.1(a).

      "Acquisition" shall mean any transaction, or any series of related transactions, by which the Borrower and/or any of its Subsidiaries directly or indirectly (a) acquires any ongoing business or all or substantially all of the assets of any Person or division thereof, whether through purchase of assets, merger or otherwise, (b) acquires (in one transaction or as the most recent transaction in a series of transactions) control of at least a majority in ordinary voting power of the securities of a Person which have ordinary voting power for the election of directors or (c) otherwise acquires control of a 50% or more ownership interest in any such Person.

      "Additional Credit Party" shall mean each Person that becomes a Guarantor by execution of a Joinder Agreement in accordance with Section 5.10.

      "Additional Senior Debt Securities" shall mean any one of the 9 5/8% Senior Notes due 2011, in an aggregate principal amount of $200,000,000, issued by the Borrower pursuant to the Second Senior Indenture, as supplemented, amended or otherwise modified from time to time.

      "Administrative Agent" shall have the meaning set forth in the first paragraph of this Agreement and any successors in such capacity.

      "Advances on Tobacco" means loans, advances and extensions of credit made by the Borrower or any of its Subsidiaries to growers and other suppliers of tobacco (including Affiliates) and tobacco growers' cooperatives, whether short-term or long-term, in the ordinary course of business to finance the growing or processing of tobacco.

      "Affiliate" shall mean as to any Person, any other Person (excluding any Subsidiary) which, directly or indirectly, is in control of, is controlled by, or is under common control with, such Person. For purposes of this definition, a Person shall be deemed to be "controlled by" a Person if such Person possesses, directly or indirectly, power either (a) to vote 10% or more of the securities having ordinary voting power for the election of directors of such Person or (b) to direct or cause the direction of the management and policies of such Person whether by contract or otherwise.

      "Agreement" shall mean this Credit Agreement, as amended, modified or supplemented from time to time in accordance with its terms.

      "Alternate Base Rate" shall mean, for any day, a rate per annum equal to the greater of (a) the Prime Rate in effect on such day and (b) the Federal Funds Effective Rate in effect on such day plus 1/2 of 1%. For purposes hereof: "Prime Rate" shall mean, at any time, the rate of interest per annum publicly announced from time to time by Wachovia at its principal office in Charlotte, North Carolina as its prime rate. Each change in the Prime Rate shall be effective as of the opening of business on the day such change in the Prime Rate occurs. The parties hereto acknowledge that the rate announced publicly by Wachovia as its Prime Rate is an index or base rate and shall not necessarily be its lowest or best rate charged to its customers or other banks; and "Federal Funds Effective Rate" shall mean, for any day, the weighted average of the rates on overnight federal funds transactions with members of the Federal Reserve System arranged by federal funds brokers, as published on the next succeeding Business Day by the Federal Reserve Bank of New York, or, if such rate is not so published on the next succeeding Business Day, the average of the quotations for the day of such transactions received by the Administrative Agent from three federal funds brokers of recognized standing selected by it. If for any reason the Administrative Agent shall have determined (which determination shall be conclusive in the absence of manifest error) that it is unable to ascertain the Federal Funds Effective Rate, for any reason, including the inability or failure of the Administrative Agent to obtain sufficient quotations in accordance with the terms thereof, the Alternate Base Rate shall be determined without regard to clause (b) of the first sentence of this definition, as appropriate, until the circumstances giving rise to such inability no longer exist. Any change in the Alternate Base Rate due to a change in the Prime Rate or the Federal Funds Effective Rate shall be effective on the opening of business on the date of such change.

      "Alternate Base Rate Loans" shall mean Loans that bear interest at an interest rate based on the Alternate Base Rate.

      "Applicable Lending Office" shall mean, with respect to each Lender, such Lender's Domestic Lending Office in the case of an Alternate Base Rate Loan and such Lender's LIBOR Lending Office in the case of LIBOR Rate Loans.

      "Applicable Percentage" shall mean, for any day, the rate per annum set forth below opposite the applicable Level then in effect based on the Borrower's then current Debt Rating, it being understood that the Applicable Percentage for (i) Revolving Loans which are Alternate Base Rate Loans shall be the percentage set forth under the column "Alternate Base Rate Margin"
(ii) Revolving Loans which are LIBOR Rate Loans shall be the percentage set forth under the column "LIBOR Rate Margin" and (iii) the Commitment Fee shall be the percentage set forth under the column "Commitment Fee":


              Alternate
              Base Rate  LIBOR Rate  Commitment
Level Rating   Margin      Margin       Fee
  I  BBB/Baa2   0.25%       1.50%      0.50%
 II  BBB-/Baa3  0.75%       2.00%      0.75%
 III  BB+/Ba1   1.25%       2.50%      0.75%
 IV   BB/Ba2    1.75%       3.00%      1.00%
  V   BB-/Ba3   2.00%       3.25%      1.00%


      Any change in the Applicable Percentage due to a change in the Debt Rating shall be effective on the effective date of such change in the Debt Rating. Notwithstanding the foregoing, the Borrower shall be obligated to provide notice to the Administrative Agent and the Lenders of any change in the Debt Rating in accordance with Section 5.2(h). The initial Applicable Percentages shall be set at a rate no lower than that set forth in Level V and shall not be adjusted to a higher level for the first complete fiscal quarter following the Closing Date.

      If (a) only one of S&P and Moody's at any time of determination shall have in effect a Debt Rating, the Applicable Percentage shall be determined by reference to the available rating, (b) neither S&P nor Moody's at any time of determination shall have in effect a Debt Rating, the Applicable Percentage will be set in accordance with Level V, (c) the ratings established by S&P and Moody's shall fall within different levels, the Applicable Percentage shall be based upon the lower rating, (d) any rating established by S&P or Moody's shall be changed, such change shall be effective as of the date on which such change is first announced publicly by the rating agency making such change, and
(e) S&P or Moody's shall change the basis on which ratings are established, each reference to the Debt Rating announced by S&P or Moody's, as the case may be, shall refer to the then equivalent rating by S&P or Moody's, as the case may be.

      "Approved  Accounting  Firm" shall mean Ernst & Young LLP  or  any  other
independent  public  accountants   selected  by  the  Borrower  and  reasonably
satisfactory to the Required Lenders.

      "Bankruptcy Code" shall mean the Bankruptcy Code in Title 11 of the United States Code, as amended, modified, succeeded or replaced from time to time.

      "Borrower" shall have the meaning set forth in the first paragraph of this Agreement.

      "Borrowing Base" means, as of any day, the sum of (a) 80% of Eligible Receivables, plus (b) 80% of total Advances on Tobacco, plus (c) 90% of Committed Inventories constituting Eligible Inventory, plus (d) 60% of Uncommitted Inventories constituting Eligible Inventory, in each case as set
forth  in  the  most   recent  Borrowing  Base  Certificate  delivered  to  the
Administrative  Agent  and   the  Lenders  in  accordance  with  the  terms  of
Section 5.2(c).

      "Borrowing  Base  Certificate"  shall  have  the  meaning  set  forth  in
Section 5.2(c).

      "Borrowing Date" shall mean, in respect of any Loan, the date such Loan is made.

      "Business Day" shall mean a day other than a Saturday, Sunday or other day on which commercial banks in Charlotte, North Carolina or New York, New York are authorized or required by law to close; provided, however, that when used in connection with a rate determination, borrowing or payment in respect of a LIBOR Rate Loan, the term "Business Day" shall also exclude any day on which banks in London, England are not open for dealings in Dollar deposits in the London interbank market.

      "Calculation Period" shall mean as of the last day of any fiscal quarter the four fiscal-quarter period of the Borrower ending on such date.

      "Capital Lease" shall mean any lease of property, real or personal, the obligations with respect to which are required to be capitalized on a balance sheet of the lessee in accordance with GAAP.

      "Capital Lease Obligations" shall mean the capitalized lease obligations relating to a Capital Lease determined in accordance with GAAP.

      "Capital Stock" shall mean (i) in the case of a corporation, capital stock, (ii) in the case of an association or business entity, any and all shares, interests, participations, rights or other equivalents (however designated) of capital stock, (iii) in the case of a partnership, partnership interests (whether general or limited), (iv) in the case of a limited liability company, membership interests and (v) any other interest or participation that confers on a Person the right to receive a share of the profits and losses of, or distributions of assets of, the issuing Person.

      "Cash Equivalents" shall mean (i) securities issued or directly and fully guaranteed or insured by the United States of America or any agency or instrumentality thereof (provided that the full faith and credit of the United States of America is pledged in support thereof) having maturities of not more than twelve months from the date of acquisition ("Government Obligations"),
(ii) U.S. dollar denominated (or foreign currency fully hedged) time deposits, certificates of deposit, Eurodollar time deposits and Eurodollar certificates of deposit of (y) any domestic commercial bank of recognized standing having capital and surplus in excess of $250,000,000 or (z) any bank whose short term commercial paper rating from S&P is at least A-1 or the equivalent thereof or from Moody's is at least P-1 or the equivalent thereof (any such bank being an "Approved Bank"), in each case with maturities of not more than 364 days from the date of acquisition, (iii) commercial paper and variable or fixed rate notes issued by any Approved Bank (or by the parent company thereof) or any variable rate notes issued by, or guaranteed by any domestic corporation rated A-1 (or the equivalent thereof) or better by S&P or P-1 (or the equivalent thereof) or better by Moody's and maturing within six months of the date of acquisition, (iv) repurchase agreements with a bank or trust company (including a Lender) or recognized securities dealer having capital and surplus in excess of $500,000,000 for direct obligations issued by or fully guaranteed by the United States of America, (v) obligations of any state of the United States or any political subdivision thereof for the payment of the principal and redemption price of and interest on which there shall have been irrevocably deposited Government Obligations maturing as to principal and interest at times and in amounts sufficient to provide such payment, and (vi) auction preferred stock rated in the highest short term credit rating category by S&P or Moody's.

      "Change of Control" means such time as:

            (i) any Person or group (within the meaning of Section 13(d) or 14(d) of the Securities Exchange Act) has become, directly or indirectly, the beneficial owner, by way of merger, consolidation or otherwise, of 30% or more of the voting power of the Voting Stock of the Borrower on a fully-diluted basis, after giving effect to the conversion and exercise of all outstanding warrants, options and other securities of the Borrower convertible into or exercisable for Voting Stock of the Borrower (whether or not such securities are then currently convertible or exercisable); or

            (ii) the sale, lease or transfer of all or substantially all of the consolidated assets of the Borrower to any Person or group; or

            (iii) during any period of two consecutive calendar years, individuals who at the beginning of such period constituted the Board of Directors of the Borrower, together with any new members of such Board of Directors whose election by such Board of Directors or whose nomination for election by the stockholders of the Borrower was approved by a vote of a majority of the members of such Board of Directors then still in office who either were directors at the beginning of such period or whose election or nomination for election was previously so approved, cease for any reason to constitute a majority of the directors of the Borrower then in office; or

            (iv) the Borrower consolidates with or merges with or into another Person or any Person consolidates with, or merges with or into, the Borrower (in each case, whether or not in compliance with the terms of this Agreement), in any such event pursuant to a transaction in which immediately after the consummation thereof Persons owning a majority of the Voting Stock of the Borrower immediately prior to such consummation shall cease to own a majority of the Voting Stock of the Borrower.

      "Closing Date" shall mean the date of this Agreement.

      "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time.

      "Commitment" shall mean the Revolving Commitment and the Swingline Commitment, individually or collectively, as appropriate.

      "Commitment Fee" shall have the meaning set forth in Section 2.2(a).

      "Commitment Percentage" shall mean, for each Lender, the percentage identified as its Commitment Percentage on Schedule 2.1(a), as such percentage may be modified in connection with any assignment made in accordance with the provisions of Section 9.6(c).

      "Commitment Period" shall mean the period from and including the Closing Date to but not including the Maturity Date.

      "Commitment  Transfer   Supplement"  shall  mean  a  Commitment  Transfer
Supplement, substantially in the form of Schedule 9.6(c).

      "Committed Inventories" shall mean tobacco inventories for which the Borrower has received a Confirmed Order.

      "Commonly Controlled Entity" shall mean an entity, whether or not incorporated, which is under common control with the Borrower within the meaning of Section 4001 of ERISA or is part of a group which includes the Borrower and which is treated as a single employer under Section 414 of the Code.

      "Confirmed Order" shall mean an order by a customer not an Affiliate of the Borrower which has been accepted in the ordinary course of business by representatives of the Borrower or an Affiliate of the Borrower and recorded on the inventory records of such Affiliate or the Borrower.

      "Consolidated EBIT" shall mean, for any fiscal period of the Borrower, the sum (without duplication) of (i) Consolidated Net Income of the Borrower for such period, plus (ii) the Consolidated Income Tax Expense deducted in determining such Consolidated Net Income, plus (iii) the Consolidated Interest Expense deducted in determining such Consolidated Net Income, plus (iv) one time non-cash charges related to certain restructuring activities, minus (v) cash payments made during such period relating to non-cash charges added back to Consolidated EBIT pursuant to clause (iv) above in a previous period minus
(vi) any extraordinary items of gain (or plus extraordinary items of loss, including without limitation, gains or losses attributable to Financial Accounting Standards Board Statement No. 133) included in Consolidated Net Income for such period, determined for the Borrower and its Subsidiaries on a consolidated basis in accordance with GAAP.

      "Consolidated EBITDA" shall mean, for any fiscal period of the Borrower, the sum of (i) Consolidated EBIT for such period, plus (ii) the aggregate amount of the Borrower's depreciation expense and amortization expense for such period to the extent deducted in determining Consolidated Net Income, in each case determined for the Borrower and its Subsidiaries on a consolidated basis in accordance with GAAP.

      "Consolidated Fixed Charge Coverage Ratio" shall mean, at any date, the ratio of (a) the sum of (i) Consolidated EBITDA for the Calculation Period ending on such date, minus (ii) Consolidated Income Tax Expense for such Calculation Period, minus (iii) Consolidated Net Capital Expenditures for such Calculation Period, plus (iv) Consolidated Rental Expense for such Calculation Period to (b) the sum of (i) scheduled payments of principal of the Borrower's Consolidated Funded Debt during such Calculation Period (including, without limitation, the principal component of scheduled payments under Capital Leases), plus (ii) Consolidated Interest Expense for such Calculation Period, plus (iii) the amount of dividends, distributions, stock repurchases and stock redemptions paid in cash by the Borrower or any of its Subsidiaries (other than any such dividend, distribution, stock repurchase or stock redemption payments made to the Borrower or any of its Subsidiaries) during such Calculation Period, plus (iv) Consolidated Rental Expense for such Calculation Period, in each case determined for the Borrower and its Subsidiaries on a consolidated basis in accordance with GAAP.

       "Consolidated Funded Debt" shall mean, at any date, all liabilities of the Borrower and its Subsidiaries that are or should be reflected at such date on the Borrower's consolidated balance sheet as long-term debt and current maturities of long-term debt in accordance with GAAP.

       "Consolidated Income Tax Expense" shall mean, for any fiscal period of the Borrower, the Borrower's income tax expense for such period, determined for the Borrower and its Subsidiaries on a consolidated basis in accordance with GAAP.

       "Consolidated Interest Expense" shall mean, for any fiscal period of the Borrower, the Borrower's interest expense for such period (including, without limitation, the interest component of payments under Capital Leases), determined for the Borrower and its Subsidiaries on a consolidated basis in accordance with GAAP.

       "Consolidated Leverage Ratio"  shall  mean,  at  any  date, the ratio of
(a) Consolidated Total Debt to (b) the sum of (i) Consolidated  Net Worth, plus
(ii) Consolidated Total Debt.

      "Consolidated Net Capital Expenditures" shall mean, for any fiscal period of the Borrower, the greater of (i) the difference between (a) all expenditures by the Borrower and its Subsidiaries during such period for the acquisition or leasing of any fixed assets or improvements, or for replacements, substitutions or additions thereto, which have a useful life of more than one year (such fixed assets or improvements referred to as "Capital Assets") and which are or should be reflected on the Borrower's consolidated statement of cash flows for such period as capital expenditures in accordance with GAAP less (b) the net cash proceeds received by the Borrower and its Subsidiaries during such period from the sale of Capital Assets and (ii) zero; provided, however, that Consolidated Net Capital Expenditures for the Calculation Periods ending December 31, 2003 and March 31, 2004 shall be deemed to be $25,000,000.

      "Consolidated Net Income" shall mean, for any fiscal period of the Borrower, the Borrower's net income (or net loss) for such period, determined for the Borrower and its Subsidiaries on a consolidated basis in accordance with GAAP.

      "Consolidated Net Worth" shall mean, at any date, (a) the Borrower's total stockholders' equity at such date, without giving effect to (i) the effect of foreign currency translation adjustments under Financial Accounting Standards Board Statement No. 52, "Foreign Currency Translation", (ii) the effect of the adjustments to the value of the Borrower's investments in debt and equity securities under Financial Accounting Standards Board Statement No. 115, "Accounting For Certain Investments In Debt And Equity Securities",
(iii) the effect of the cost of postretirement benefits to employees of the Borrower under Financial Accounting Standards Board Statement No. 106, "Employer's Accounting for Postretirement Benefits Other Than Pensions", and
(iv) the effect of derivative transactions adjustments under Financial Accounting Standards Board Statement No. 133, minus (b) any write-up of the Borrower's assets subsequent to June 30, 2003, determined for the Borrower and its Subsidiaries on a consolidated basis in accordance with GAAP.

      "Consolidated Rental Expense" shall mean, for any fiscal period of the Borrower, the Borrower's rental expense under Operating Leases for such period, determined for the Borrower and its Subsidiaries on a consolidated basis in accordance with GAAP.

      "Consolidated  Tangible  Net  Worth" shall mean, at any date, the sum  of
(i) Consolidated Net Worth, minus (ii) the amount of the Borrower's intangible assets at such date, including, without limitation, goodwill (whether representing the excess of cost over book value of assets acquired, or otherwise), capitalized expenses, patents, trademarks, tradenames, copyrights, franchises, licenses and deferred charges (such as, without limitation, unamortized costs and costs of research and development), all determined for the Borrower and its Subsidiaries on a consolidated basis in accordance with GAAP.

      "Consolidated Total Assets" shall mean, at any date, the Borrower's total assets, as determined for the Borrower and its Subsidiaries on a consolidated basis in accordance with GAAP.

      "Consolidated Total Debt" shall mean, at any date, the aggregate amount of all Indebtedness which creates Consolidated Interest Expense, whether or not such interest is deferred.

      "Consolidated Total Senior Debt" shall mean, at any date, and without duplication, the aggregate principal amount of (a) short-term bank debt,
(b) outstanding Loans, (c) the Senior Debt Securities, (d) current maturities of long-term debt, (e) customer advances, (f) the Additional Senior Debt Securities and (g) other senior Indebtedness, in each case as determined for the Borrower and its Subsidiaries on a consolidated basis in accordance with GAAP.

      "Consolidated Total Senior Debt to Borrowing Base Ratio" shall  mean,  at
any   date,  the  ratio  of  (a) Consolidated  Total  Senior  Debt  minus  Cash
Equivalents to (b) the Borrowing Base.

      "Consolidated Working Capital" shall mean, at any date, the amount by which the Borrower's current assets exceed its current liabilities at such date, determined on a consolidated basis for the Borrower and its Subsidiaries in accordance with GAAP; provided that, for purposes of this definition of Consolidated Working Capital, current liabilities shall not include Revolving Loans (including Swingline Loans) and borrowings under short-term lines of credit to the extent there is unfunded availability under the Revolving Committed Amount and the Borrowing Base sufficient to cover on a dollar for dollar basis such short-term borrowing.

      "Contractual Obligation" shall mean, as to any Person, any provision of any security issued by such Person or of any agreement, instrument or undertaking to which such Person is a party or by which it or any of its property is bound.

      "Covenant Defeasance" shall mean an election by the Borrower under the Senior Indenture to release the obligations of the Borrower under the Senior Debt Securities with respect to certain covenants set forth in the Senior
Indenture and/or to release the obligations of the Borrower under the Additional Senior Debt Securities with respect to certain covenants set forth in the Second Senior Indenture.

      "Credit Documents" shall mean a collective reference to this Agreement, the Notes, the Fee Letter, any Joinder Agreement, each Notice of Borrowing, each Notice of Conversion and all documents delivered to the Administrative Agent or any Lender in connection therewith, excluding any Lender Hedging Agreement.

      "Credit Party" shall mean any of the Borrower or the Guarantors.

      "Credit Party Obligations" shall mean, without duplication, all of the obligations of the Credit Parties to the Lenders and the Administrative Agent, whenever arising, under this Agreement, the Notes or any of the other Credit Documents (including, but not limited to, any interest accruing after the occurrence of a filing of a petition of bankruptcy under the Bankruptcy Code with respect to any Credit Party, regardless of whether such interest is an allowed claim under the Bankruptcy Code).

      "Debt Rating" shall mean the debt rating for the Borrower's senior, unsecured, non-credit enhanced long term indebtedness for money borrowed as determined by Moody's and S&P.

      "Default" shall mean any of the events specified in Section 7.1, whether or not any requirement for the giving of notice or the lapse of time, or both, or any other condition, has been satisfied.

      "Defaulting Lender" shall mean, at any time, any Lender that, at such time (a) has failed to make a Loan required pursuant to the term of this Agreement, including the funding of a Participation Interest in accordance with the terms hereof, (b) has failed to pay to the Administrative Agent or any Lender an amount owed by such Lender pursuant to the terms of this Agreement, or (c) has been deemed insolvent or has become subject to a bankruptcy or insolvency proceeding or to a receiver, trustee or similar official.

      "Dollars" and "$" shall mean dollars in lawful currency of the United States of America.

      "Domestic Lending Office" shall mean, initially, the office of each Lender designated as such Lender's Domestic Lending Office shown on
Schedule 9.2; and thereafter, such other office of such Lender as such Lender may from time to time specify to the Administrative Agent and the Borrower as the office of such Lender at which Alternate Base Rate Loans of such Lender are to be made.

      "Domestic Subsidiary" shall mean any Subsidiary that is organized and existing under the laws of the United States or any state or commonwealth thereof or under the laws of the District of Columbia.

      "Eligible Inventory" means, as of any date of determination and without duplication, the lower of the aggregate book value (based on an average cost valuation, consistently applied in accordance with GAAP principles) or fair market value of all raw materials and finished goods inventory owned by the Borrower or any of its Material Domestic Subsidiaries less appropriate reserves determined in accordance with GAAP but excluding in any event (i) inventory subject to a Lien that is not a Permitted Lien, (ii) inventory which is not in good condition or fails to meet standards for sale or use imposed by governmental agencies, departments or divisions having regulatory authority over such goods, (iii) inventory which is not useable or salable and
(iv) inventory which fails to meet such other specifications and requirements as may from time to time be established by the Administrative Agent in its reasonable discretion.

      "Eligible Receivables" means, as of any date of determination and without duplication, the aggregate book value of all accounts receivable, receivables, and obligations for payment created or arising from the sale of inventory or the rendering of services in the ordinary course of business (collectively, the "Receivables"), owned by or owing to the Borrower or any of its Subsidiaries, net of allowances and reserves for doubtful or uncollectible accounts and sales adjustments consistent with such Person's internal policies and in any event in accordance with GAAP, but excluding in any event (i) any Receivable which is subject to a Lien that is not a Permitted Lien, (ii) Receivables which are more than 90 days past due (net of reserves for bad debts in connection with any such Receivables), (iii) Receivables owing by an account debtor which is not solvent or is subject to any bankruptcy or insolvency proceeding of any kind,
(iv) Receivables which are contingent or subject to offset, deduction, counterclaim, dispute or other defense to payment, in each case to the extent of such offset, deduction, counterclaim, dispute or other defense,
(v) Receivables for which any direct or indirect Subsidiary or any Affiliate is the account debtor and (vi) Receivables which fail to meet such other specifications and requirements as may from time to time be established by the Administrative Agent in its reasonable discretion.

      "Environmental Claim" shall mean any claim, however asserted, by any Governmental Authority or other Person alleging potential liability or responsibility for violation of any Environmental Law or for release into or injury to the environment or threat to public health, personal injury (including sickness, disease or death), property damage, natural resources damage, or otherwise alleging liability or responsibility for damages (punitive or otherwise), cleanup, investigation, removal, remedial or response costs, litigation costs, restitution, civil or criminal penalties, injunctive relief, or other type of relief, resulting from or based upon (a) the presence, placement, discharge, emission or release (including intentional and unintentional, negligent and non-negligent, sudden or non-sudden, accidental or non-accidental placement, spills, leaks, discharges, emissions, releases or threatened releases) of any Hazardous Material at, in, or from property, whether or not owned by the Borrower or any of its Subsidiaries, or (b) any other circumstances forming the basis of any violation, or alleged violation, of any Environmental Law.

      "Environmental Law" shall mean any federal, state or local law, statute, ordinance, code, rule, regulation, decree, order, judgment, or principles of common law relating to (i) releases or threatened releases of Hazardous Materials or materials containing Hazardous Materials; (ii) the manufacture, handling, transport, use, treatment, storage or disposal of Hazardous Materials or materials containing Hazardous Materials; or (iii) otherwise relating to the environment or to the protection of human health.

      "Environmental   Permits"   shall   have   the   meaning   set  forth  in
Section 3.10(b).

      "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended from time to time.

      "Eurodollar Reserve Percentage" shall mean for any day, the percentage (expressed as a decimal and rounded upwards, if necessary, to the next higher 1/100th of 1%) which is in effect for such day as prescribed by the Federal
Reserve Board (or any successor) for determining the maximum reserve requirement (including without limitation any basic, supplemental or emergency reserves) in respect of Eurocurrency liabilities, as defined in Regulation D of such Board as in effect from time to time, or any similar category of liabilities for a member bank of the Federal Reserve System in New York City.

      "Event of Default" shall mean any of the events specified in Section 7.1; provided, however, that any requirement for the giving of notice or the lapse of time, or both, or any other condition, has been satisfied.

      "Extension of Credit" shall mean, as to any Lender, the making of a Revolving Loan by such Lender and as to the Swingline Lender, the making of a Swingline Loan by the Swingline Lender.

      "Federal Funds Effective Rate" shall have the meaning set forth in the definition of "Alternate Base Rate".

      "Fee Letter" shall mean that certain Fee Letter dated September 16, 2003 among the Borrower, Wachovia and Wachovia Capital Markets, LLC

      "Foreign Subsidiary" shall mean any Subsidiary that is not a Domestic Subsidiary.

      "GAAP" shall mean generally accepted accounting principles in effect in the United States of America applied on a consistent basis, subject, however, in the case of determination of compliance with the financial covenants set out in Section 5.9 to the provisions of Section 1.3.

      "Governmental Authority" shall mean any nation or government, any state or other political subdivision thereof and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

      "Guarantor"  shall  mean  (a)   any of the Material Domestic Subsidiaries
identified as a "Guarantor" on the signature pages hereto and (b) the Additional Credit Parties which execute a Joinder Agreement, together with their successors and permitted assigns.

      "Guaranty"  shall  mean  the  guaranty  of  the  Guarantors  set forth in
Article X.

      "Guaranty Obligations" means, with respect to any Person, without duplication, any obligations of such Person (other than endorsements in the ordinary course of business of negotiable instruments for deposit or collection) guaranteeing or intended to guarantee any Indebtedness of any other Person in any manner, whether direct or indirect, and including without limitation any obligation, whether or not contingent, (i) to purchase any such Indebtedness or any property constituting security therefor, (ii) to advance or provide funds or other support for the payment or purchase of any such Indebtedness or to maintain working capital, solvency or other balance sheet condition of such other Person (including without limitation keep well agreements, maintenance agreements, comfort letters or similar agreements or arrangements) for the benefit of any holder of Indebtedness of such other Person, (iii) to lease or purchase Property, securities or services primarily for the purpose of assuring the holder of such Indebtedness, or (iv) to otherwise assure or hold harmless the holder of such Indebtedness against loss in respect thereof. The amount of any Guaranty Obligation hereunder shall (subject to any limitations set forth therein) be deemed to be an amount equal to the outstanding principal amount (or maximum principal amount, if larger) of the Indebtedness in respect of which such Guaranty Obligation is made.

      "Hazardous Materials" shall mean (i) those substances defined in or regulated as toxic or hazardous under the following federal statutes and their state counterparts, as well as the statutes' implementing regulations, as amended from time to time: the Hazardous Materials Transportation Act; the Resource Conservation and Recovery Act; the Comprehensive Environmental Response, Compensation and Liability Act; the Clean Water Act; the Safe Drinking Water Act; the Toxic Substances Control Act; the Federal Insecticide, Fungicide and Rodenticide Act; the Federal Food, Drug, and Cosmetic Act; and the Clean Air Act; and (ii) any pollutant, contaminant or other substance with respect to which a Governmental Authority requires environmental investigation, monitoring, reporting or remediation.

      "Hedging Agreements" shall mean, with respect to any Person, any agreement entered into to protect such Person against fluctuations in interest rates, or currency or raw materials values, including, without limitation, any interest rate swap, cap or collar agreement, or similar arrangement between such Person and one or more counterparties, any foreign currency exchange agreement, currency protection agreements, commodity purchase or option agreements, or other interest or exchange rate or commodity price hedging agreements.

      "Hostile Acquisition" shall mean any Acquisition involving a tender offer or proxy contest that has not been recommended or approved by the board of directors of the Person that is the subject of the Acquisition prior to the first public announcement or disclosure relating to such Acquisition.

      "Indebtedness" of any Person shall mean, at any date, without duplication, (a) all obligations of such Person for borrowed money, (b) all obligations of such Person evidenced by bonds, debentures, notes or other similar instruments, (c) all obligations of such Person to pay the deferred purchase price of property or services (except trade accounts payable arising in the ordinary course of business), (d) all obligations of such Person as lessee under Capital Leases, (e) all obligations of such Person to purchase securities or other property which arise out of or in connection with the sale of the same or substantially similar securities or property, (d) all non-contingent obligations of such Person to reimburse any other Person in respect of amounts paid under letters of credit, surety and appeal bonds and performance bonds or similar instruments assuring any other Person of the performance of any act or acts or the payment of any obligation, (e) all obligations of others secured by a Lien on any asset of such Person, whether or not such obligation is assumed by such Person and (f) the principal portion of all obligations of such Person under any synthetic lease or other similar off-balance sheet financing product.

      "Insolvency" shall mean, with respect to any Multiemployer Plan, the condition that such Plan is insolvent within the meaning of such term as used in Section 4245 of ERISA.

      "Insolvent" shall mean being in a condition of Insolvency.

      "Interest Payment Date" shall mean (a) as to any Alternate Base Rate Loan, the last day of each March, June, September and December and on the Maturity Date, (b) as to any LIBOR Rate Loan having an Interest Period of three months or less, the last day of such Interest Period, and (c) as to any LIBOR Rate Loan having an Interest Period longer than three months, each day which is three months after the first day of such Interest Period and the last day of such Interest Period.

      "Interest Period" shall mean, with respect to any LIBOR Rate Loan,

            (i) initially, the period commencing on the Borrowing Date or conversion date, as the case may be, with respect to such LIBOR Rate Loan and ending one, two, three or six months thereafter, as selected by the Borrower in the Notice of Borrowing or Notice of Conversion given with respect thereto; and

            (ii) thereafter, each period commencing on the last day of the immediately preceding Interest Period applicable to such LIBOR Rate Loan and ending one, two, three or six months thereafter, as selected by the Borrower by irrevocable notice to the Administrative Agent not less than three Business Days prior to the last day of the then current Interest Period with respect thereto;

            provided  that  the   foregoing   provisions  are  subject  to  the
      following:

                        (A) if any Interest Period pertaining to a LIBOR Rate Loan would otherwise end on a day that is not a Business Day, such Interest Period shall be extended to the next succeeding Business Day unless the result of such extension would be to carry such Interest Period into another calendar month in which event such Interest Period shall end on the immediately preceding Business Day;

                         (B) any Interest Period pertaining to a LIBOR Rate Loan that begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last Business Day of the relevant calendar month;

                        (C) if the Borrower shall fail to give notice as provided above, the Borrower shall be deemed to have selected an Alternate Base Rate Loan to replace the affected LIBOR Rate Loan;

                        (D) any Interest Period in respect of any Loan that would otherwise extend beyond the Maturity Date shall end on the Maturity Date; and

                        (E) no more than eight (8) LIBOR Tranches may be in effect at any one time. For purposes hereof, LIBOR Rate Loans with different Interest Periods shall be considered as separate LIBOR Tranches, even if they shall begin on the same date and have the same duration, although borrowings, extensions and conversions may, in accordance with the provisions hereof, be combined at the end of existing Interest Periods to constitute a new LIBOR Tranche.

      "Investment" means all investments, in cash or by delivery of property made, directly or indirectly in, to or from any Person, whether by acquisition of shares of Capital Stock, property, assets, indebtedness or other obligations or securities or by loan advance, capital contribution or otherwise.

      "Joinder Agreement" shall mean a Joinder Agreement substantially in the form of Schedule 5.10, executed and delivered by an Additional Credit Party in accordance with the provisions of Section 5.10.

      "Legal Defeasance" shall mean an election by the Borrower under the Senior Indenture to discharge the obligations of the Borrower and the guarantors of the Senior Debt Securities under or in respect of the Senior Debt Securities and/or an election by the Borrower under the Second Senior Indenture to discharge the obligations of the Borrower and the guarantors of the Additional Senior Debt Securities under or in respect of the Additional Senior Debt Securities.

      "Lender" shall have the meaning set forth in the first paragraph of this Agreement.

      "Lender Hedging Agreement" shall mean any Hedging Agreement between any Credit Party and any Person (or affiliate of such Person) that was a Lender at the time it entered into such Hedging Agreement whether or not such Person has ceased to be a Lender under this Agreement.

      "LIBOR" shall mean, for any LIBOR Rate Loan for any Interest Period therefor, the rate per annum (rounded upwards, if necessary, to the nearest 1/100 of 1%) appearing on Telerate Page 3750 (or any successor page) as the London interbank offered rate for deposits in Dollars at approximately 11:00 A.M. (London time) two Business Days prior to the first day of such Interest Period for a term comparable to such Interest Period. If for any reason such rate is not available, the term "LIBOR" shall mean, for any LIBOR Rate Loan for any Interest Period therefor, the rate per annum (rounded upwards, if necessary, to the nearest 1/100 of 1%) appearing on Reuters Screen LIBO Page as the London interbank offered rate for deposits in Dollars at approximately 11:00 A.M. (London time) two Business Days prior to the first day of such Interest Period for a term comparable to such Interest Period; provided, however, if more than one rate is specified on Reuters Screen LIBO Page, the applicable rate shall be the arithmetic mean of all such rates
(rounded upwards, if necessary, to the nearest 1/100 of 1%). If, for any reason, neither of such rates is available, then "LIBOR" shall mean the rate per annum at which, as determined by the Administrative Agent, Dollars in an amount comparable to the Loans then requested are being offered to leading banks at approximately 11:00 A.M. London time, two (2) Business Days prior to the commencement of the applicable Interest Period for settlement in immediately available funds by leading banks in the London interbank market for a period equal to the Interest Period selected.

      "LIBOR Lending Office" shall mean, initially, the office of each Lender designated as such Lender's LIBOR Lending Office shown on Schedule 9.2; and thereafter, such other office of such Lender as such Lender may from time to time specify to the Administrative Agent and the Borrower as the office of such Lender at which the LIBOR Rate Loans of such Lender are to be made.

      "LIBOR Rate" shall mean a rate per annum (rounded upwards, if necessary, to the next higher 1/100th of 1%) determined by the Administrative Agent pursuant to the following formula:

            LIBOR Rate =                   LIBOR
                              1.00 - Eurodollar Reserve Percentage

      "LIBOR Rate Loan" shall mean Loans the rate of interest applicable to which is based on the LIBOR Rate.

      "Lien" shall mean any deed of trust, mortgage, pledge, hypothecation, assignment, deposit arrangement, encumbrance, lien (statutory or other), charge or other security interest or any preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever (including, without limitation, any conditional sale or other title retention agreement and any Capital Lease having substantially the same economic effect as any of the foregoing).

      "Loans"   shall   mean  Revolving  Loans  and/or  Swingline   Loans,   as
appropriate.

      "Material Adverse Effect" shall mean a material adverse effect on (a) the business, operations, property, condition (financial or otherwise) or prospects of the Credit Parties and their Subsidiaries taken as a whole, (b) the ability of the Borrower or any Guarantor to perform its obligations, when such obligations are required to be performed, under this Agreement, any of the Notes or any other Credit Document or (c) the validity or enforceability of this Agreement, any of the Notes or any of the other Credit Documents or the material rights or remedies of the Administrative Agent or the Lenders hereunder or thereunder.

      "Material Contract" shall mean any contract or other arrangement, whether written or oral, to which the Borrower or any Subsidiary is a party as to which contract the breach, nonperformance or cancellation of such contract by any party thereto could reasonably be expected to have a Material Adverse Effect.

      "Material Domestic Subsidiary" shall mean any Domestic Subsidiary of the Borrower which would constitute a "significant subsidiary" of the Borrower as defined in Rule 1.02 of Regulation S-X promulgated by the Securities and Exchange Commission except that for purposes of this definition all references in such Rule 1.02 to "ten percent (10%)" shall be deemed to be references to "five percent (5%)".

      "Material Foreign Subsidiary" shall mean any Foreign Subsidiary of the Borrower which would constitute a "significant subsidiary" of the Borrower as defined in Rule 1.02 of Regulation S-X promulgated by the Securities and Exchange Commission except that for purposes of this definition all references in such Rule 1.02 to "ten percent (10%)" shall be deemed to be references to "five percent (5%)".

      "Maturity Date" shall mean October ___, 2006, as such date may be extended for one year periods pursuant to the terms of Section 2.16.

      "Moody's" shall mean Moody's Investors Service, Inc.

      "Multiemployer Plan" shall mean a Plan which is a multiemployer plan as defined in Section 4001(a)(3) of ERISA.

      "Note" or "Notes" shall mean the Revolving Notes and/or the Swingline Note, collectively or individually, as appropriate.

      "Notice of Borrowing" shall mean the written notice of borrowing as referenced and defined in Section 2.1(b)(i).

      "Notice of Conversion" shall mean the written notice of extension or conversion as referenced in Section 2.7.

      "Obligations" shall mean, collectively, the Loans.

      "Operating Lease" shall mean any lease which is not a Capital Lease.

      "Participant" shall have the meaning set forth in Section 9.6(b).

      "Participation Interest" shall mean a participation interest purchased by a Lender in Swingline Loans as provided in Section 2.1A(b)(ii).

      "PBGC" shall mean the Pension Benefit Guaranty Corporation established pursuant to Subtitle A of Title IV of ERISA.

      "Permitted Investments" shall have the meaning set forth in Section 6.6.

      "Permitted Liens" shall have the meaning set forth in Section 6.2.

      "Person" shall mean an individual, partnership, corporation, limited liability company, business trust, joint stock company, trust, unincorporated association, joint venture, Governmental Authority or other entity of whatever nature.

      "Plan" shall mean, at any particular time, any employee benefit plan which is covered by Title IV of ERISA and in respect of which the Borrower or a Commonly Controlled Entity is (or, if such plan were terminated at such time, would under Section 4069 of ERISA be deemed to be) an "employer" as defined in
Section 3(5) of ERISA.

      "Prime Rate" shall have the meaning set forth in the definition of Alternate Base Rate.

      "Pro Forma Basis" means, with respect to any transaction, that such transaction shall be deemed to have occurred as of the first day of the four fiscal-quarter period ending as of the last day of the most recent fiscal quarter preceding the date of such transaction with respect to which the Administrative Agent and the Lenders shall have received the financial statements referred to in Section 5.1(a) or (b), as applicable.

      "Purchasing Lenders" shall have the meaning set forth in Section 9.6(c).

      "Quoted Rate" shall mean the fixed or floating percentage rate per annum, if any, offered by the Swingline Lender and accepted by the Borrower in accordance with the provisions hereof.

      "Quoted Rate Swingline Loan" shall mean a Swingline Loan bearing interest at the Quoted Rate.

      "Recovery Event" shall mean the receipt by the Borrower or any of its Subsidiaries of any cash insurance proceeds or condemnation award payable by reason of theft, loss, physical destruction or damage, taking or similar event with respect to any of their respective property or assets.

      "Register" shall have the meaning set forth in Section 9.6(d).

      "Reorganization" shall mean, with respect to any Multiemployer Plan, the condition that such Plan is in reorganization within the meaning of such term as used in Section 4241 of ERISA.

      "Reportable   Event"   shall   mean  any  of  the  events  set  forth  in
Section 4043(c) of ERISA, other than those events as to which the thirty-day notice period is waived under PBGC Reg. {section}4043.

      "Required Lenders" shall mean Lenders holding in the aggregate not less than 66 2/3% of the Revolving Commitments or outstanding Revolving Loans, as the case may be (treating for purposes hereof in the case of Swingline Loans, in the case of the Swingline Lender, only the portion of the Swingline Loans of the Swingline Lender which is not subject to the Participation Interests of the other Lenders and, in the case of the Lenders other than the Swingline Lender, the Participation Interests of such Lenders in Swingline Loans hereunder as direct Obligations); provided, however, that if any Lender shall be a Defaulting Lender at such time, then there shall be excluded from the determination of Required Lenders, Obligations owing to such Defaulting Lender and such Defaulting Lender's Commitments, or after termination of the Commitments, the principal balance of the Obligations owing to such Defaulting Lender.

      "Requirement of Law" shall mean, as to any Person, the Certificate of Incorporation and Bylaws or other organizational or governing documents of such Person, and each law, treaty, rule or regulation or determination of an arbitrator or a court or other Governmental Authority, in each case applicable to or binding upon such Person or any of its property or to which such Person or any of its property is subject.

      "Responsible Officer" shall mean, as to (a) the Borrower, the President and Chief Executive Officer or the Chief Financial Officer or (b) any other Credit Party, any duly authorized officer thereof.

      "Restricted Payment" shall mean (a) any dividend or other distribution, direct or indirect, on account of any shares of any class of Capital Stock of the Borrower or any of its Subsidiaries, now or hereafter outstanding, (b) any redemption, retirement, sinking fund or similar payment, purchase or other acquisition for value, direct or indirect, of any shares of any class of Capital Stock of the Borrower or any of its Subsidiaries, now or hereafter outstanding, (c) any payment made to retire, or to obtain the surrender of, any outstanding warrants, options or other rights to acquire shares of any class of Capital Stock of the Borrower or any of its Subsidiaries, now or hereafter outstanding, or (d) any payment or prepayment of principal of, premium, if any, or interest on, redemption, purchase, retirement, defeasance, sinking fund or similar payment with respect to, any Subordinated Indebtedness.

      "Revolving Commitment" shall mean, with respect to each Lender, the commitment of such Lender to make Revolving Loans in an aggregate principal amount at any time outstanding up to such Lender's Revolving Committed Amount as specified in Schedule 2.1(a), as such amount may be increased or reduced from time to time in accordance with the provisions hereof.

      "Revolving Committed Amount" shall mean, collectively, the aggregate amount of all Commitments as referenced in Section 2.1(a), as such amount may be reduced from time to time in accordance with the provisions hereof, and, individually, the amount of each Lender's Commitment as specified on
Schedule 2.1(a).

      "Revolving Loan" shall have the meaning set forth in Section 2.1.

      "Revolving Note" or "Revolving Notes" shall mean each of the promissory notes of the Borrower in favor of each of the Lenders evidencing the Revolving Loans provided pursuant to Section 2.1(e), individually or collectively, as appropriate, as such promissory notes may be amended, modified, supplemented, extended, renewed or replaced from time to time.

      "S&P" shall mean Standard & Poor's Ratings Group, a division of McGraw Hill, Inc.

      "Second Senior Indenture" shall mean that certain Indenture, dated as of October 30, 2001, by and among the Borrower, as issuer, and SunTrust Bank, as trustee, as supplemented, amended or otherwise modified from time to time.

      "Senior Debt Securities" shall mean any one of the 7 3/4% Senior Notes due 2013, in an aggregate principal amount of $125,000,000, issued by the Borrower pursuant to the Senior Indenture, as such Senior Debt Securities may be supplemented, amended or otherwise modified from time to time.

      "Senior Indenture" shall mean that certain Indenture, dated as of May 30, 2003, by and among the Borrower, as issuer, and SunTrust Bank, as trustee, as supplemented, amended or otherwise modified from time to time.

      "Single Employer Plan" shall mean any Plan which is not a Multiemployer Plan.

      "Solvent" means, with respect to the Borrower and each other Credit Party on a particular date, that (a) the fair saleable value of each such Person's assets, measured on a going concern basis, exceeds all probable liabilities of such Person (including any liabilities to be incurred pursuant to this Agreement), (b) such Person does not have unreasonably small capital in relation to the business in which it is or proposes to be engaged and (c) such Person has not incurred debts beyond its ability to pay such debts as they become due.

      "Specified Sales" shall mean (a) the sale, transfer, lease or other disposition of inventory and materials in the ordinary course of business and
(b) the sale, transfer or other disposition of Permitted Investments.

      "Split-Dollar Agreement" shall mean an agreement between the Borrower or any of its Subsidiaries and an employee of the Borrower or such Subsidiary (or one or more affiliates of such employee that shall be the owner of the policy of life insurance referred to below), pursuant to which the Borrower or such Subsidiary shall agree to fund non-scheduled premiums under a policy of insurance on the life of such employee and such employee (or such affiliate or affiliates) shall agree to reimburse the Borrower or such Subsidiary for such non-scheduled premiums upon the termination of such agreement.

      "Split-Dollar Assignment" shall mean a collateral assignment executed and delivered in connection with a Split-Dollar Program by an employee of the Borrower or one of its Subsidiaries (or one or more affiliates of such employee that shall be the owner of the policy of life insurance referred to below), by which such employee (or such affiliate or affiliates), as collateral security for such employee's (or such affiliate's or affiliates') obligations under the Split-Dollar Agreement executed and delivered in connection with such Split-Dollar Program, assigns to the Borrower or such Subsidiary the policy of insurance on the life of such employee contemplated by such Split-Dollar Agreement.

      "Split-Dollar Program" shall mean an arrangement, established under a Split-Dollar Agreement between the Borrower or any of its Subsidiaries and an employee thereof (or one or more affiliates of such employee), whereby the Borrower or such Subsidiary establishes a split-dollar life insurance program for the benefit of such employee and agrees to pay non-scheduled premiums under the life insurance policy issued in connection therewith, subject to the obligation of such employee (or such affiliate or affiliates) to reimburse the aggregate amount of such nonscheduled premiums upon the termination of such program.

      "Subordinated Indebtedness" shall mean any Indebtedness incurred by any Credit Party which by its terms is specifically subordinated in right of payment to the prior payment of the Credit Party Obligations, including, without limitation, the Subordinated Debt Securities.

      "Subordinated Debt Securities" shall mean any one of the 6 1/4% Convertible Subordinated Debentures due March 31, 2007, in an original aggregate principal amount of $140,000,000, issued by the Borrower pursuant to the Subordinated Indenture (of which original principal amount, $73,328,440.00 is outstanding as of the Closing Date), as such Subordinated Debt Securities may be supplemented, amended or otherwise modified from time to time.

      "Subordinated Indenture" shall mean that certain Indenture, dated as of April 1, 1997, by and among the Borrower and LaSalle National Bank, as trustee, as supplemented, amended or otherwise modified from time to time.

      "Subsidiary" shall mean, as to any Person, a corporation, partnership, limited liability company or other entity of which shares of stock or other ownership interests having ordinary voting power (other than stock or such other ownership interests having such power only by reason of the happening of a contingency) to elect a majority of the board of directors or other managers of such corporation, partnership, limited liability company or other entity are at the time owned, or the management of which is otherwise controlled, directly or indirectly through one or more intermediaries, or both, by such Person. Unless otherwise qualified, all references to a "Subsidiary" or to "Subsidiaries" in this Agreement shall refer to a Subsidiary or Subsidiaries of the Borrower.

      "Swingline Commitment" shall mean the commitment of the Swingline Lender to make Swingline Loans in an aggregate principal amount at any time outstanding up to the Swingline Committed Amount, and the commitment of the Lenders to purchase participation interests in the Swingline Loans as provided in Section 2.1A(b)(ii), as such amounts may be increased or reduced from time to time in accordance with the provisions hereof.

      "Swingline Committed Amount" shall mean the amount of the Swingline Lender's Swingline Commitment as specified in Section 2.1A(a).

      "Swingline Lender" shall mean Wachovia, in its capacity as such.

      "Swingline Loan" or "Swingline Loans" shall have the meaning set forth in
Section 2.1A(a).

      "Swingline Note" shall mean the promissory note of the Borrower in favor of the Swingline Lender evidencing the Swingline Loans provided pursuant to
Section 2.1A(d), as such promissory note may be amended, modified, supplemented, extended, renewed or replaced from time to time.

      "Taxes" shall have the meaning set forth in Section 2.15.

      "Tranche" shall mean the collective reference to LIBOR Rate Loans whose Interest Periods begin and end on the same day. A Tranche may sometimes be referred to as a "LIBOR Tranche".

      "Transfer Effective Date" shall have the meaning set forth in each Commitment Transfer Supplement.

      "Type" shall mean, as to any Loan, its nature as an Alternate Base Rate Loan, LIBOR Rate Loan or Swingline Loan, as the case may be.

      "Uncommitted Inventories" shall mean tobacco inventories for which the Borrower has not received a Confirmed Order.

      "Voting Stock" means, with respect to any Person, Capital Stock issued by such Person the holders of which are ordinarily, in the absence of contingencies, entitled to vote for the election of directors (or persons performing similar functions) of such Person, even though the right so to vote has been suspended by the happening of such a contingency.

      "Wachovia" shall mean Wachovia Bank, National Association, a national banking association.

      SECTION 1.2   OTHER DEFINITIONAL PROVISIONS.

            (a) Unless otherwise specified therein, all terms defined in this Agreement shall have the defined meanings when used in the Notes or other Credit Documents or any certificate or other document made or delivered pursuant hereto.

            (b) The words "hereof", "herein" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and Section, Subsection, Schedule and Exhibit references are to this Agreement unless otherwise specified.

            (c) The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms.

      SECTION 1.3   ACCOUNTING TERMS.

      Unless otherwise specified herein, all accounting terms used herein shall be interpreted, all accounting determinations hereunder shall be made, and all financial statements required to be delivered hereunder shall be prepared in accordance with GAAP applied on a basis consistent with the most recent audited consolidated financial statements of the Borrower delivered to the Lenders; provided that, if the Borrower notifies the Administrative Agent that it wishes to amend any covenant in Section 5.9 to eliminate the effect of any change in GAAP on the operation of such covenant (or if the Administrative Agent notifies the Borrower that the Required Lenders wish to amend Section 5.9 for such purpose), then the Borrower's compliance with such covenant shall be determined on the basis of GAAP in effect immediately before the relevant change in GAAP became effective, until either such notice is withdrawn or such covenant is amended in a manner satisfactory to the Borrower and the Required Lenders.

      The Borrower shall deliver to the Administrative Agent and each Lender at the same time as the delivery of any annual or quarterly financial statements given in accordance with the provisions of Section 5.1, (i) a description in reasonable detail of any material change in the application of accounting principles employed in the preparation of such financial statements from those applied in the most recently preceding quarterly or annual financial statements as to which no objection shall have been made in accordance with the provisions above and (ii) a reasonable estimate of the effect on the financial statements on account of such changes in application.


                                   ARTICLE II

                         THE LOANS; AMOUNT AND TERMS

      SECTION 2.1   REVOLVING LOANS.

            (a) Revolving Commitment. During the Commitment Period, subject to the terms and conditions hereof, each Lender severally agrees to make revolving credit loans ("Revolving Loans") to the Borrower from time to time for the purposes hereinafter set forth; provided, however, that
      (i) with regard to each Lender individually, the sum of such Lender's share of outstanding Revolving Loans plus such Lender's Commitment Percentage of Swingline Loans shall not exceed such Lender's Commitment Percentage of the aggregate Revolving Committed Amount as set forth in
      Schedule 2.1(a), and (ii) with regard to the Lenders collectively, the sum of the aggregate amount of outstanding Revolving Loans plus Swingline Loans shall not exceed the lesser of (A) the Revolving Committed Amount and (B) the Borrowing Base. For purposes hereof, the aggregate amount available hereunder shall be ONE HUNDRED FIFTY MILLION DOLLARS ($150,000,000) (as such aggregate maximum amount may be reduced from time to time as provided in Section 2.3, the "Revolving Committed Amount"). Revolving Loans may consist of Alternate Base Rate Loans or LIBOR Rate Loans, or a combination thereof, as the Borrower may request, and may be repaid and reborrowed in accordance with the provisions hereof. LIBOR Rate Loans shall be made by each Lender at its LIBOR Lending Office and Alternate Base Rate Loans at its Domestic Lending Office.

            (b)  Revolving Loan Borrowings.

                  (i) Notice of Borrowing. The Borrower shall request a Revolving Loan borrowing by delivering to the Administrative Agent a Notice of Borrowing in the form attached hereto as
            Schedule 2.1(b)(i) (a "Notice of Borrowing") (or telephone notice promptly confirmed in writing by delivering to the Administrative Agent a Notice of Borrowing, which delivery may be by fax) not later than 11:00 A.M. (Charlotte, North Carolina time) on the Business Day prior to the date of the requested borrowing in the case of Alternate Base Rate Loans, and on the third Business Day prior to the date of the requested borrowing in the case of LIBOR Rate Loans. Each such request for borrowing shall be irrevocable and shall specify (A) that a Revolving Loan is requested, (B) the date of the requested borrowing (which shall be a Business Day),
            (C) the aggregate principal amount to be borrowed, (D) whether the borrowing shall be comprised of Alternate Base Rate Loans, LIBOR Rate Loans or a combination thereof, and if LIBOR Rate Loans are requested, the Interest Period(s) therefor. If the Borrower shall fail to specify in any such Notice of Borrowing (I) an applicable Interest Period in the case of a LIBOR Rate Loan, then such notice shall be deemed to be a request for an Interest Period of one month, or (II) the type of Revolving Loan requested, then such notice shall be deemed to be a request for an Alternate Base Rate Loan hereunder. The Administrative Agent shall give notice to each Lender promptly upon receipt of each Notice of Borrowing, the contents thereof and each such Lender's share thereof.

                  (ii) Minimum Amounts. Each Revolving Loan borrowing shall be in a minimum aggregate principal amount of (A) with respect to LIBOR Rate Loans, $3,000,000 and integral multiples of $1,000,000 in excess thereof (or the remaining amount of the Revolving Committed Amount, if less) or (B) with respect to Alternate Base Rate Loans, $1,000,000 and integral multiples of $500,000 in excess thereof (or the remaining amount of the Revolving Committed Amount, if less).

                  (iii) Advances.   Each   Lender   will  make  its  Commitment
            Percentage of each Revolving Loan borrowing available to the Administrative Agent for the account of the Borrower at the office of the Administrative Agent specified in Schedule 9.2, or at such other office as the Administrative Agent may designate in writing, by 1:00 P.M. (Charlotte, North Carolina time) on the date specified in the applicable Notice of Borrowing in Dollars and in funds immediately available to the Administrative Agent. Such borrowing will then be made available to the Borrower by the Administrative Agent by crediting the account of the Borrower on the books of such office with the aggregate of the amounts made available to the Administrative Agent by the Lenders and in like funds as received by the Administrative Agent.

            (c) Repayment. The principal amount of all Revolving Loans shall be due and payable in full on the Maturity Date.

            (d)   Interest.    Subject   to   the  provisions  of  Section 2.8,
      Revolving Loans shall bear interest as follows:

                  (i) Alternate Base Rate Loans. During such periods as Revolving Loans shall be comprised of Alternate Base Rate Loans, each such Alternate Base Rate Loan shall bear interest at a per annum rate equal to the sum of the Alternate Base Rate plus the Applicable Percentage; and

                  (ii) LIBOR Rate Loans. During such periods as Revolving Loans shall be comprised of LIBOR Rate Loans, each such LIBOR Rate Loan shall bear interest at a per annum rate equal to the sum of the LIBOR Rate plus the Applicable Percentage.

      Interest on Revolving Loans shall be payable in arrears on each Interest Payment Date.

            (e) Revolving Notes. Each Lender's Commitment Percentage of the Revolving Loans shall be evidenced by a duly executed promissory note of the Borrower to such Lender in substantially the form of Schedule 2.1(e).

      SECTION 2.1 ASWINGLINE LOAN SUBFACILITY.

            (a) Swingline Commitment. During the Commitment Period, subject to the terms and conditions hereof, the Swingline Lender, in its individual capacity, agrees to make certain revolving credit loans to the Borrower (each a "Swingline Loan" and, collectively, the "Swingline Loans") from time to time for the purposes hereinafter set forth; provided, however, (i) the aggregate amount of Swingline Loans outstanding at any time shall not exceed TWENTY-FIVE MILLION DOLLARS ($25,000,000) (the "Swingline Committed Amount"), and (ii) the sum of the aggregate amount of outstanding Revolving Loans plus Swingline Loans shall not exceed the aggregate Revolving Committed Amount then in effect. Swingline Loans hereunder may consist of Alternate Base Rate Loans or Quoted Rate Swingline Loans, as the Borrower may request, and may be repaid and reborrowed in accordance with the provisions hereof.

            (b)    Swingline Loan Borrowings.

                  (i) Notice of Borrowing and Disbursement. The Swingline Lender will make Swingline Loans available to the Borrower on any Business Day upon request made by the Borrower on a Notice of Borrowing delivered not later than 12:00 Noon (Charlotte, North Carolina time) on such Business Day. Swingline Loan borrowings hereunder shall be made in minimum amounts of $100,000 and in integral amounts of $100,000 in excess thereof.

                  (ii) Repayment of Swingline Loans. The principal amount of all Swingline Loans shall be due and payable in full on the Maturity Date. The Swingline Lender may, at any time, in its sole discretion, by written notice to the Borrower and the Administrative Agent, demand repayment of its Swingline Loans by way of a Revolving Loan borrowing, in which case the Borrower shall be deemed to have requested a Revolving Loan borrowing comprised entirely of Alternate Base Rate Loans in the amount of such Swingline Loans; provided, however, that, in the following circumstances, any such demand shall also be deemed to have been given one Business Day prior to each of (i) the Maturity Date,
            (ii) the  occurrence  of  any  Event  of   Default   described   in
            Section 7.1(e), (iii) upon acceleration of the Credit Party Obligations hereunder, whether on account of an Event of Default described in Section 7.1(e) or any other Event of Default, and
            (iv) the exercise of remedies in  accordance with the provisions of
            Section 7.2 hereof (each such Revolving Loan borrowing made on account of any such deemed request therefor as provided herein being hereinafter referred to as a "Mandatory Borrowing"). Each Lender hereby irrevocably agrees to make such Revolving Loans promptly upon any such request or deemed request on account of each Mandatory Borrowing in the amount and in the manner specified in the preceding sentence and on the same such date notwithstanding
            (I) the amount of Mandatory Borrowing may not comply with the minimum amount for borrowings of Revolving Loans otherwise required hereunder, (II) whether any conditions specified in Section 4.2 are then satisfied, (III) whether a Default or an Event of Default then exists, (IV) failure of any such request or deemed request for
            Revolving  Loans  to  be  made  by the time otherwise  required  in
            Section 2.1(b)(i), (V) the date of  such  Mandatory  Borrowing,  or
            (VI) any reduction in the Revolving Committed Amount or termination of the Revolving Commitments immediately prior to such Mandatory Borrowing or contemporaneously therewith. In the event that any Mandatory Borrowing cannot for any reason be made on the date otherwise required above (including, without limitation, as a result of the commencement of a proceeding under the Bankruptcy Code with respect to the Borrower), then each Lender hereby agrees that it shall forthwith purchase (as of the date the Mandatory Borrowing would otherwise have occurred, but adjusted for any payments received from the Borrower on or after such date and prior to such purchase) from the Swingline Lender such Participation Interest in the outstanding Swingline Loans as shall be necessary to cause each such Lender to share in such Swingline Loans ratably based upon its respective Revolving Commitment Percentage (determined before giving effect to any termination of the Commitments pursuant to Section 7.2), provided that (A) all interest payable on the Swingline Loans shall be for the account of the Swingline Lender until the date as of which the respective Participation Interest is purchased, and (B) at the time any purchase of a Participation Interest pursuant to this sentence is actually made, the purchasing Lender shall be required to pay to the Swingline Lender interest on the principal amount of such Participation Interest purchased for each day from and including the day upon which the Mandatory Borrowing would otherwise have occurred to but excluding the date of payment for such Participation Interest, at the rate equal to, if paid within two (2) Business Days of the date of the Mandatory Borrowing, the Federal Funds Effective Rate, and thereafter at a rate equal to the Alternate Base Rate.

            (c)   Interest on Swingline Loans.  Subject  to  the  provisions of
      Section 2.8, Swingline Loans shall bear interest at a per annum rate equal to (i) the Alternate Base Rate plus the Applicable Percentage for Revolving Loans that are Alternate Base Rate Loans or (ii) the Quoted Rate. Interest on Swingline Loans shall be payable in arrears on each Interest Payment Date or as may be mutually agreed upon by the Borrower and the Swingline Lender.

            (d) Swingline Note. The Swingline Loans shall be evidenced by a duly executed promissory note of the Borrower to the Swingline Lender in the original amount of the Swingline Committed Amount and substantially in the form of Schedule 2.1A(d).

      SECTION 2.2   FEES.

            (a) Commitment Fee. In consideration of the Commitment, the Borrower agrees to pay to the Administrative Agent for the ratable benefit of the Lenders a commitment fee (the "Commitment Fee") in an amount equal to the Applicable Percentage per annum on the average daily unused amount of the aggregate Revolving Committed Amount. For purposes of computing the Commitment Fee hereunder, Swingline Loans shall be considered usage under the aggregate Revolving Committed Amount but shall only be considered usage under the Revolving Commitment of the Swingline Lender unless and until Lenders other than the Swingline Lender purchase Participation Interests in such Swingline Loans pursuant to Section 2.1A(b)(ii). The Commitment Fee shall be payable quarterly in arrears on the 15th day following the last day of each calendar quarter for the prior calendar quarter.

            (b)   Administrative  Fee.   The  Borrower  agrees  to  pay  to the
      Administrative Agent the annual administrative fee as described in the Fee Letter.

      SECTION 2.3   COMMITMENT REDUCTIONS.

            (a) Voluntary Reductions. The Borrower shall have the right to terminate or permanently reduce the unused portion of the Revolving Committed Amount at any time or from time to time upon not less than five Business Days' prior notice to the Administrative Agent (which shall notify the Lenders thereof as soon as practicable) of each such termination or reduction, which notice shall specify the effective date thereof and the amount of any such reduction which shall be in a minimum amount of $10,000,000 or a whole multiple of $1,000,000 in excess thereof and shall be irrevocable and effective upon receipt by the Administrative Agent, provided that no such reduction or termination shall be permitted if after giving effect thereto, and to any prepayments of the Loans made on the effective date thereof, the sum of the then outstanding aggregate principal amount of the Revolving Loans plus Swingline Loans would exceed the lesser of (i) the Revolving Committed Amount or (ii) the Borrowing Base.

            (b) Maturity Date. The Commitment shall automatically terminate on the Maturity Date.

      SECTION 2.4   PREPAYMENTS.

            (a) Optional Prepayments. The Borrower shall have the right to prepay Loans in whole or in part from time to time; provided, however, that each partial prepayment of Revolving Loans shall be in a minimum principal amount of $1,000,000 and integral multiples of $500,000 in excess thereof and each prepayment of Swingline Loans shall be in a minimum principal amount of $100,000 and integral multiples of $100,000 in excess thereof. The Borrower shall give three Business Days' irrevocable notice in the case of LIBOR Rate Loans and one Business Day's irrevocable notice in the case of Alternate Base Rate Loans, to the Administrative Agent (which shall notify the Lenders thereof as soon as practicable). Amounts prepaid under this Section 2.4(a) shall be applied first to Alternate Base Rate Loans and then to LIBOR Rate Loans in direct order of Interest Period maturities. All prepayments under this
      Section 2.4(a) shall be subject to Section 2.14, but otherwise without premium or penalty. Interest accrued through the date of prepayment on the principal amount prepaid shall be payable on the next occurring Interest Payment Date that would have occurred had such loan not been prepaid or, at the request of the Administrative Agent, such interest shall be payable on any date that a prepayment is made hereunder.
      Amounts prepaid on the Revolving Loans and Swingline Loans may be reborrowed in accordance with the terms hereof. All amounts prepaid pursuant to this Section 2.4(a) shall be applied first to Alternate Base Rate Loans and then to LIBOR Rate Loans and Quoted Rate Swingline Loans in direct order of Interest Period maturities.

           (b)     Mandatory Prepayments.

                  (i) Revolving Committed Amount. If at any time after the Closing Date, the sum of the aggregate principal amount of outstanding Revolving Loans plus Swingline Loans shall exceed the lesser of (A) the Revolving Committed Amount or (B) the Borrowing Base, the Borrower immediately shall prepay the Loans in an amount sufficient to eliminate such excess.

                  (ii) Application of Mandatory Prepayments. All amounts required to be paid pursuant to this Section 2.4(b) shall be applied first to Alternate Base Rate Loans and then to LIBOR Rate Loans and Quoted Rate Swingline Loans in direct order of Interest Period maturities. All prepayments under this Section 2.4(b) shall be subject to Section 2.14 and be accompanied by interest on the principal amount prepaid through the date of prepayment.

            (c) Hedging Obligations Unaffected. Any prepayment made pursuant to this Section 2.4 shall not affect the Credit Parties' obligations to continue making payments under any Lender Hedging Agreement, and any such Lender Hedging Agreement shall remain in full force and effect notwithstanding such prepayment, subject to the terms of such Lender Hedging Agreement.

      SECTION 2.5   MINIMUM PRINCIPAL AMOUNT OF TRANCHES.

      All borrowings, payments and prepayments in respect of the Revolving Loans shall be in such amounts and be made pursuant to such elections so that after giving effect thereto the aggregate principal amount of the Revolving Loans comprising any Tranche shall not be less than with respect to (i) LIBOR Rate Loans, $3,000,000 or a whole multiple of $1,000,000 in excess thereof and
(ii) Alternate Base Rate Loans, $1,000,000 or a whole multiple of $500,000 in excess thereof.

      SECTION 2.6   DEFAULT RATE AND PAYMENT DATES.

      Upon the occurrence, and during the continuance, of an Event of Default, the principal of and, to the extent permitted by law, interest on the Loans and any other amounts owing hereunder or under the other Credit Documents shall bear interest, payable on demand, at a per annum rate 2% greater than the rate which would otherwise be applicable (or if no rate is applicable, whether in respect of interest, fees or other amounts, then the Alternate Base Rate plus the highest Applicable Percentage (Level V) plus 2%).

      SECTION 2.7   CONVERSION OPTIONS.

            (a) The Borrower may, in the case of Revolving Loans, elect from time to time to convert Alternate Base Rate Loans to LIBOR Rate Loans, by giving the Administrative Agent irrevocable written notice of such election not later than 11:00 a.m. (Charlotte, North Carolina time) on the date which is three Business Days prior to the requested date of conversion. A form of Notice of Conversion/Extension is attached as
      Schedule 2.7. If the date upon which an Alternate Base Rate Loan is to be converted to a LIBOR Rate Loan is not a Business Day, then such conversion shall be made on the next succeeding Business Day and during the period from such last day of an Interest Period to such succeeding Business Day such Loan shall bear interest as if it were an Alternate Base Rate Loan. All or any part of outstanding Alternate Base Rate Loans may be converted as provided herein, provided that (i) no Loan may be converted into a LIBOR Rate Loan when any Default or Event of Default has occurred and is continuing and (ii) partial conversions shall be in an aggregate principal amount of $3,000,000 or a whole multiple of $1,000,000 in excess thereof.

            (b) Any LIBOR Rate Loans may be continued as such upon the expiration of an Interest Period with respect thereto by compliance by the Borrower with the notice provisions contained in Section 2.7(a); provided, that no LIBOR Rate Loan may be continued as such when any Default or Event of Default has occurred and is continuing, in which case such Loan shall be automatically converted to an Alternate Base Rate Loan at the end of the applicable Interest Period with respect thereto. If the Borrower shall fail to give timely notice of an election to continue a LIBOR Rate Loan, or the continuation of LIBOR Rate Loans is not permitted hereunder, such LIBOR Rate Loans shall be automatically converted to Alternate Base Rate Loans at the end of the applicable Interest Period with respect thereto.

      SECTION 2.8   COMPUTATION OF INTEREST AND FEES.

            (a) Interest payable hereunder with respect to Alternate Base Rate Loans based on the Prime Rate shall be calculated on the basis of a year of 365 days (or 366 days, as applicable) for the actual days elapsed. All other fees, interest and all other amounts payable hereunder shall be calculated on the basis of a 360 day year for the actual days elapsed. The Administrative Agent shall as soon as practicable notify the Borrower and the Lenders of each determination of a LIBOR Rate on the Business Day of the determination thereof. Any change in the interest rate on a Loan resulting from a change in the Alternate Base Rate shall become effective as of the opening of business on the day on which such change in the Alternate Base Rate shall become effective. The Administrative Agent shall as soon as practicable notify the Borrower and the Lenders of the effective date and the amount of each such change.

            (b) Each determination of an interest rate by the Administrative Agent pursuant to any provision of this Agreement shall be conclusive and binding on the Borrower and the Lenders in the absence of manifest error. The Administrative Agent shall, at the request of the Borrower, deliver to the Borrower a statement showing the computations used by the Administrative Agent in determining any interest rate.

      SECTION 2.9   PRO RATA TREATMENT AND PAYMENTS.

            (a) Each borrowing of Revolving Loans and any reduction of the Commitments shall be made pro rata according to the respective Commitment Percentages of the Lenders. Each payment under this Agreement or any Note shall be applied, first, to any fees then due and owing by the Borrower pursuant to Section 2.2, second, to interest then due and owing in respect of the Notes of the Borrower and, third, to principal then due and owing hereunder and under the Notes of the Borrower. Each payment on account of any fees pursuant to Section 2.2 shall be made pro rata in accordance with the respective amounts due and owing. Each payment (other than prepayments) by the Borrower on account of principal of and interest on the Revolving Loans, shall be made pro rata according to the respective amounts due and owing in accordance with Section 2.4 hereof. Each optional prepayment on account of principal of the Revolving Loans shall be applied to such of the Revolving Loans as the Borrower may designate (to be applied pro rata among the Lenders). Each mandatory prepayment on account of principal of the Revolving Loans shall be applied in accordance with Section 2.4(b); provided, that prepayments made pursuant to Section 2.12 shall be applied in accordance with such section. All payments (including prepayments) to be made by the Borrower on account of principal, interest and fees shall be made without defense, set-off or counterclaim and shall be made to the Administrative Agent for the account of the Lenders at the Administrative Agent's office specified on Schedule 9.2 in Dollars and in immediately available funds not later than 1:00 P.M. (Charlotte, North Carolina time) on the date when due. The Administrative Agent shall distribute such payments to the Lenders entitled thereto promptly upon receipt in like funds as received. If any payment hereunder (other than payments on the LIBOR Rate Loans) becomes due and payable on a day other than a Business Day, such payment shall be extended to the next succeeding Business Day, and, with respect to payments of principal, interest thereon shall be payable at the then applicable rate during such extension. If any payment on a LIBOR Rate Loan becomes due and payable on a day other than a Business Day, the maturity thereof shall be extended to the next succeeding Business Day unless the result of such extension would be to extend such payment into another calendar month, in which event such payment shall be made on the immediately preceding Business Day.

            (b) Allocation of Payments After Event of Default. Notwithstanding any other provisions of this Agreement to the contrary, after the occurrence and during the continuance of an Event of Default, all amounts collected or received by the Administrative Agent or any Lender on account of the Credit Party Obligations or any other amounts outstanding under any of the Credit Documents shall be paid over or delivered as follows:

            FIRST, to the payment of all reasonable out-of-pocket costs and expenses (including without limitation reasonable attorneys' fees) of the Administrative Agent in connection with enforcing the rights of the Lenders under the Credit Documents;

            SECOND, to payment of any fees owed to the Administrative Agent;

            THIRD, to the payment of all reasonable out-of-pocket costs and expenses (including without limitation, reasonable attorneys' fees) of each of the Lenders in connection with enforcing its rights under the Credit Documents or otherwise with respect to the Credit Party Obligations owing to such Lender;

            FOURTH, to the payment of all of the Credit Party Obligations consisting of accrued fees and interest;

            FIFTH, to the payment of the outstanding principal amount of the Credit Party Obligations;

            SIXTH, to all other Credit Party Obligations and other obligations which shall have become due and payable under the Credit Documents or otherwise and not repaid pursuant to clauses "FIRST" through "FIFTH" above; and

            SEVENTH, to the payment of the surplus, if any, to whoever may be lawfully entitled to receive such surplus.

      In carrying out the foregoing, (i) amounts received shall be applied in the numerical order provided until exhausted prior to application to the next succeeding category; and (ii) each of the Lenders shall receive an amount equal to its pro rata share (based on the proportion that the then outstanding Loans held by such Lender bears to the aggregate then outstanding Loans) of amounts available to be applied pursuant to clauses "THIRD", "FOURTH", "FIFTH" and "SIXTH" above.

      SECTION 2.10   NON-RECEIPT OF FUNDS BY THE ADMINISTRATIVE AGENT.

            (a) Unless the Administrative Agent shall have been notified in writing by a Lender prior to the date a Loan is to be made by such Lender (which notice shall be effective upon receipt) that such Lender does not intend to make the proceeds of such Loan available to the Administrative Agent, the Administrative Agent may assume that such Lender has made such proceeds available to the Administrative Agent on such date, and the Administrative Agent may in reliance upon such assumption (but shall not be required to) make available to the Borrower a corresponding amount. If such corresponding amount is not in fact made available to the Administrative Agent, the Administrative Agent shall be able to recover such corresponding amount from such Lender. If such Lender does not pay such corresponding amount forthwith upon the Administrative Agent's demand therefor, the Administrative Agent will promptly notify the Borrower, and the Borrower shall immediately pay such corresponding amount to the Administrative Agent. The Administrative Agent shall also be entitled to recover from the Lender or the Borrower, as the case may be, interest on such corresponding amount in respect of each day from the date such corresponding amount was made available by the Administrative Agent to the Borrower to the date such corresponding amount is recovered by the Administrative Agent at a per annum rate equal to (i) from the Borrower at the applicable rate for the applicable borrowing pursuant to the Notice of Borrowing and (ii) from a Lender at the Federal Funds Effective Rate.

            (b) Unless the Administrative Agent shall have been notified in writing by the Borrower, prior to the date on which any payment is due from it hereunder (which notice shall be effective upon receipt) that the Borrower does not intend to make such payment, the Administrative Agent may assume that the Borrower has made such payment when due, and the Administrative Agent may in reliance upon such assumption (but shall not be required to) make available to each Lender on such payment date an amount equal to the portion of such assumed payment to which such Lender is entitled hereunder, and if the Borrower has not in fact made such payment to the Administrative Agent, such Lender shall, on demand, repay to the Administrative Agent the amount made available to such Lender. If such amount is repaid to the Administrative Agent on a date after the date such amount was made available to such Lender, such Lender shall pay to the Administrative Agent on demand interest on such amount in respect of each day from the date such amount was made available by the Administrative Agent to such Lender to the date such amount is recovered by the Administrative Agent at a per annum rate equal to the Federal Funds Effective Rate.

            (c) A certificate of the Administrative Agent submitted to the Borrower or any Lender with respect to any amount owing under this
      Section 2.10 shall be conclusive in the absence of manifest error.

      SECTION 2.11   INABILITY TO DETERMINE INTEREST RATE.

      Notwithstanding any other provision of this Agreement, if (i) the Administrative Agent shall reasonably determine (which determination shall be conclusive and binding absent manifest error) that, by reason of circumstances affecting the relevant market, reasonable and adequate means do not exist for ascertaining LIBOR for such Interest Period, or (ii) the Required Lenders shall reasonably determine that the LIBOR Rate does not adequately and fairly reflect the cost to such Lenders of funding LIBOR Rate Loans that the Borrower has requested be outstanding as a LIBOR Tranche during such Interest Period, the Administrative Agent shall forthwith give telephone notice of such determination, confirmed in writing, to the Borrower, and the Lenders at least two Business Days prior to the first day of such Interest Period. Unless the Borrower shall have notified the Administrative Agent upon receipt of such telephone notice that it wishes to rescind or modify its request regarding such LIBOR Rate Loans, any Loans that were requested to be made as LIBOR Rate Loans shall be made as Alternate Base Rate Loans and any Loans that were requested to be converted into or continued as LIBOR Rate Loans shall be converted into Alternate Base Rate Loans. Until any such notice has been withdrawn by the Administrative Agent, no further Loans shall be made as, continued as, or converted into, LIBOR Rate Loans for the Interest Periods so affected.

      SECTION 2.12   ILLEGALITY.

      Notwithstanding any other provision of this Agreement, if the adoption of or any change after the date hereof in any Requirement of Law or in the interpretation or application thereof by the relevant Governmental Authority to any Lender shall make it unlawful for such Lender or its LIBOR Lending Office to make or maintain LIBOR Rate Loans as contemplated by this Agreement or to obtain in the interbank eurodollar market through its LIBOR Lending Office the funds with which to make such Loans, (a) such Lender shall promptly notify the Administrative Agent and the Borrower thereof, (b) the commitment of such Lender hereunder to make LIBOR Rate Loans or continue LIBOR Rate Loans as such shall forthwith be suspended until the Administrative Agent shall give notice that the condition or situation which gave rise to the suspension shall no longer exist, and (c) such Lender's Loans then outstanding as LIBOR Rate Loans, if any, shall be converted on the last day of the Interest Period for such Loans or within such earlier period as required by law as Alternate Base Rate Loans. The Borrower hereby agrees promptly to pay any Lender, upon its demand, any additional amounts necessary to compensate such Lender for actual and direct costs (but not including anticipated profits) reasonably incurred by such Lender in making any repayment in accordance with this Section including, but not limited to, any interest or fees payable by such Lender to lenders of funds obtained by it in order to make or maintain its LIBOR Rate Loans hereunder. A certificate as to any additional amounts payable pursuant to this Section submitted by such Lender, through the Administrative Agent, to the Borrower shall be conclusive in the absence of manifest error. Each Lender agrees to use reasonable efforts (including reasonable efforts to change its LIBOR Lending Office) to avoid or to minimize any amounts which may otherwise be payable pursuant to this Section; provided, however, that such efforts shall not cause the imposition on such Lender of any additional costs or legal or regulatory burdens reasonably deemed by such Lender to be material.

      SECTION 2.13   REQUIREMENTS OF LAW.

            (a) If the adoption of or any change in any Requirement of Law or in the interpretation or application thereof or compliance by any Lender with any request or directive (whether or not having the force of law) from any central bank or other Governmental Authority made subsequent to the date hereof:

                  (i) shall subject such Lender to any tax of any kind whatsoever with respect to any LIBOR Rate Loan made by it, or change the basis of taxation of payments to such Lender in respect thereof (except for changes in the rate of tax on the overall net income of such Lender);

                  (ii) shall impose, modify or hold applicable any reserve, special deposit, compulsory loan or similar requirement against assets held by, deposits or other liabilities in or for the account of, advances, loans or other extensions of credit by, or any other acquisition of funds by, any office of such Lender which is not otherwise included in the determination of the LIBOR Rate hereunder; or

                  (iii)  shall impose on such Lender any other condition;

      and the result of any of the foregoing is to increase the cost to such Lender of making or maintaining LIBOR Rate Loans or to reduce any amount receivable hereunder or under any Note, then, in any such case, the Borrower shall promptly pay such Lender, upon its demand, any additional amounts necessary to compensate such Lender for such additional cost or reduced amount receivable which such Lender reasonably deems to be material as determined by such Lender with respect to its LIBOR Rate Loans. A certificate as to any additional amounts payable pursuant to this Section submitted by such Lender, through the Administrative Agent, to the Borrower shall be conclusive in the absence of manifest error. Each Lender agrees to use reasonable efforts (including reasonable efforts to change its Domestic Lending Office or LIBOR Lending Office, as the case may be) to avoid or to minimize any amounts which might otherwise be payable pursuant to this paragraph of this Section; provided, however, that such efforts shall not cause the imposition on such Lender of any additional costs or legal or regulatory burdens reasonably deemed by such Lender to be material.

            (b) If any Lender shall have reasonably determined that the adoption of or any change in any Requirement of Law regarding capital adequacy or in the interpretation or application thereof or compliance by such Lender or any corporation controlling such Lender with any request or directive regarding capital adequacy (whether or not having the force of law) from any central bank or Governmental Authority made subsequent to the date hereof does or shall have the effect of reducing the rate of return on such Lender's or such corporation's capital as a consequence of its obligations hereunder to a level below that which such Lender or such corporation could have achieved but for such adoption, change or compliance (taking into consideration such Lender's or such corporation's policies with respect to capital adequacy) by an amount reasonably deemed by such Lender to be material, then from time to time, within fifteen (15) days after demand by such Lender, the Borrower shall pay to such Lender such additional amount as shall be certified by such Lender as being required to compensate it for such reduction. Such a certificate as to any additional amounts payable under this Section submitted by a Lender (which certificate shall include a description of the basis for the computation), through the Administrative Agent, to the Borrower shall be conclusive absent manifest error.

            (c)   The  agreements  in  this  Section 2.13   shall  survive  the
      termination of this Agreement and payment of the Notes for a period of thirty (30) days after the Maturity Date.

      SECTION 2.14   INDEMNITY.

      The Borrower hereby agrees to indemnify each Lender and to hold such Lender harmless from any funding loss or expense which such Lender may sustain or incur as a consequence of (a) default by the Borrower in payment of the principal amount of or interest on any Loan by such Lender in accordance with the terms hereof, (b) default by the Borrower in accepting a borrowing after the Borrower has given a Notice of Borrowing in accordance with the terms hereof, (c) default by the Borrower in making any prepayment after the Borrower has given a notice therefor in accordance with the terms hereof, and/or (d) the making by the Borrower of a prepayment of a Loan, or the conversion thereof, on a day which is not the last day of the Interest Period with respect thereto, in each case including, but not limited to, any such loss or expense arising from interest or fees payable by such Lender to lenders of funds obtained by it in order to maintain its Loans hereunder. A certificate as to any additional amounts payable pursuant to this Section submitted by any Lender, through the Administrative Agent, to the Borrower (which certificate must be delivered to the Administrative Agent within thirty days following such default, prepayment or conversion) shall be conclusive in the absence of manifest error. The agreements in this Section shall survive termination of this Agreement and payment of the Notes and all other amounts payable hereunder.

      SECTION 2.15   TAXES.

            (a) Any and all payments by the Borrower hereunder or under the Notes shall be made, in accordance with Section 2.9 free and clear of and without deduction for any and all present or future taxes, levies, imposts, deductions, charges or withholdings, and all liabilities with respect thereto, excluding in the case of each Lender and the Administrative Agent, taxes imposed on or measured by all or part of its net income, and franchise taxes imposed on it, by the jurisdiction under the laws of which such Lender or the Administrative Agent (as the case may be) is organized or any political subdivision thereof or, in the case of each Lender, by the jurisdiction of such Lender's Applicable Lending Office or any political subdivision thereof (all such non-excluded taxes, levies, imposts, deductions, charges, withholdings and liabilities being hereinafter referred to as "Taxes"). If the Borrower shall be required by law to deduct any Taxes from or in respect of any sum payable hereunder or under any Note to any Lender or the Administrative Agent,
      (i) the sum payable shall be increased as may be necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section 2.15) such Lender or the Administrative Agent (as the case may be) receives an amount equal to the sum it would have received had no such deductions been made, (ii) the Borrower shall make such deductions and (iii) the Borrower shall pay the full amount deducted to the relevant taxation authority or other authority in accordance with applicable law.

            (b) In addition, the Borrower agrees to pay any present or future stamp, documentary or intangibles taxes or any other similar taxes, charges or levies which arise from any payment made hereunder or under the Notes or from the execution, delivery or registration of, or otherwise with respect to, this Agreement, the Notes or any of the other Loan Documents (hereinafter referred to as "Other Taxes").

            (c) The Borrower will indemnify each Lender and the Administrative Agent for the full amount of Taxes or Other Taxes (including, without limitation, any Taxes or Other Taxes imposed by any jurisdiction on amounts payable under this Section 2.15) paid by such Lender or the Administrative Agent (as the case may be) and any liability (including penalties, interest and expenses) arising therefrom or with respect thereto, whether or not such Taxes or Other Taxes were correctly or legally asserted. This indemnification shall be made within thirty (30) days from the date such Lender or the Administrative Agent (as the case may be) makes written demand therefor. The Administrative Agent or any Lender claiming indemnification pursuant to this
      Section 2.15(c) shall make written demand therefor no later than one (1) year after the earlier of (i) the date on which such Lender or the Administrative Agent makes payment of such Taxes or Other Taxes and
      (ii) the date on which the appropriate Governmental Authority makes written demand on such Lender or the Administrative Agent for payment of such Taxes or Other Taxes.

            (d) If a Lender or the Administrative Agent shall become entitled to claim a refund, credit or reduction in respect of Taxes or Other Taxes as to which it has been indemnified by the Borrower, or with respect to which the Borrower has made payments pursuant to this Section 2.15, such Lender or the Administrative Agent shall, within ninety (90) days after receipt of a written request by the Borrower and at Borrower's sole expense, make an appropriate filing or claim with the appropriate Governmental Authority to obtain or use such refund, credit or reduction. Upon a written request of the Borrower, each Lender or the Administrative Agent shall use reasonable efforts to cooperate with the Borrower in determining whether or not the Administrative Agent or such Lender is entitled to such a refund, credit or reduction. If a Lender or the Administrative Agent receives a refund or realizes the benefit of a credit or reduction in respect of any such Taxes or other Taxes (whether or not as a result of a filing or claim made pursuant to the first sentence of this paragraph), such Lender or the Administrative Agent shall within ninety (90) days from the date of such receipt or realization pay over the amount of such refund, credit or reduction to the Borrower (but only to the extent of indemnity payments made or other amounts paid by the Borrower under this Section 2.15 with respect to such Taxes or Other Taxes), net of all reasonable out-of-pocket expenses of such Lender or the Administrative Agent and without interest (other than interest paid by the relevant Governmental Authority with respect to such refund, credit or reduction); provided that the Borrower (upon the written request of such Lender or the Administrative Agent) agrees to repay the amount paid over to the Borrower to such Lender or the Administrative Agent (together with any interest payable to the relevant Governmental Authority) in the event such Lender or the Administrative Agent is required to repay such refund, credit or reduction to such Governmental Authority.

            (e) Within forty-five (45) days after the date of any payment of Taxes by the Borrower, the Borrower will furnish to the Administrative Agent, at its address set forth on Section 2.1(a), the original or a certified copy of a receipt (if any) evidencing payment thereof.

            (f) Each Lender that is a non-resident alien or is organized under the laws of a jurisdiction outside the United States, on or prior to the date of its execution and delivery of this Agreement (or, in the case of any Person becoming a Lender after the Closing Date, on or prior to the effective date of the Commitment Transfer Supplement pursuant to which it becomes a Lender), from time to time thereafter if requested in writing by the Borrower, and upon any change in designation of the Lender's Applicable Lending Office (but only so long as such Lender remains lawfully able to do so), shall provide each of the Borrower and the Administrative Agent (i) if such Lender is not a bank within the meaning of Section 881(c)(3)(A) of the Code, a duly completed original U.S. Treasury Department Form W-8 (or successor form) certifying that such Lender is not a United States citizen or resident (or that such Lender is filing for a foreign corporation, partnership, estate or trust) and providing the name and address of the Lender, together with a certificate representing that it is not a bank within the meaning of
      Section 881(c)(3)(A) of the Code and is not a ten percent (10%) shareholder (within the meaning of Section 871(h)(3)(B) of the Code) with respect to the Borrower, or (ii) if such Lender is a bank within the meaning of Section 881(c)(3)(A) of the Code, a duly completed original U.S. Treasury Department Form W-8 BEN or Form W-8 ECI (or successor form), whichever is applicable, properly claiming complete exemption from United States withholding tax on payments by the Borrower pursuant to this Agreement and under the Notes.

            (g) The Borrower shall not be required to indemnify any Lender or the Administrative Agent, or to pay any other amount to any such Lender, in respect of any Tax pursuant to this Section 2.15 to the extent that:
      (i) in the case of a Lender that is a non-resident alien or is organized under the laws of a jurisdiction outside the United States, the obligation to make such indemnification or to pay such other amount would not have arisen but for a failure by such non-resident Lender to comply with the provisions of Section 2.15(f), unless such failure is due to a change in law occurring subsequent to the date on which a form originally was required to be provided; provided, however, that should a Lender be subject to withholding Tax because of such failure, the Borrower shall take such steps (at Lender's expense) as the Lender shall reasonably request in writing to assist the Lender to recover such Tax; or (ii) such Tax was applicable on the date such Lender or Administrative Agent became a party to this Agreement or, with respect to payments to a new
      Applicable Lending Office, the date such Lender designated such Applicable Lending Office; provided, however, that this clause (ii) shall not apply to any Lender or new Applicable Lending Office that becomes a Lender or Applicable Lending Office as a result of an assignment or designation made at the request of the Borrower, and provided further that this clause (ii) shall not apply to the extent the indemnity payment or other amount any transferee Lender, or a Lender through a new Applicable Lending Office, would be entitled to receive does not exceed the indemnity payment or other amount that the Lender making the assignment, or making the designation of such new Applicable Lending Office, would have been entitled to receive in the absence of such assignment or designation.

            (h) In the event that a Lender that originally provided such form as may be required under Section 2.15(f) thereafter ceases to qualify for complete exemption from United States withholding tax, such Lender may assign its interest under this Agreement to any Eligible Assignee in accordance with Section 9.6 and such Eligible Assignee shall be entitled to the same benefits under this Section 2.15 as the assignor provided that the rate of United States withholding tax (and the rate of any Taxes or Other Taxes) applicable to such Eligible Assignee shall not exceed the rate then applicable to the assignor.

            (i)   The   agreements  in  this  Section 2.15  shall  survive  the
      termination of this Agreement and the payment of the Notes for a period of thirty (30) days after the Maturity Date.

      SECTION 2.16   EXTENSION OF MATURITY DATE.

      The Borrower may, not earlier than 120 days and not later than 90 days prior to each anniversary of the Closing Date, by notice to the Lenders, make written request of the Lenders to extend the Maturity Date for an additional one year period. Each Lender shall make a determination not later than 60 days after receipt of the extension request as to whether or not it will agree to extend the Maturity Date as requested; provided, however, that failure by any Lender to make a timely response to the Borrower's request for extension of the Maturity Date shall be deemed to constitute a refusal by the Lender to extend the Maturity Date. If, in response to a request for an extension of the Maturity Date, one or more Lenders shall fail to agree to the requested extension (the "Disapproving Lenders"), then provided that the requested extension is approved by Lenders holding at least 51% of the Commitments hereunder (the "Approving Lenders"), the revolving credit facility may be extended and continued at a lower aggregate amount equal to the Commitments held by the Approving Lenders. In any such case, (i) the Maturity Date relating to the Commitments held by the Disapproving Lenders shall remain as then in effect with repayment of the Loans and other amounts outstanding that are owing to such Disapproving Lenders being due on such date and termination of their respective Commitments on such date, (ii) the Maturity Date relating to the Commitments held by the Approving Lenders shall be extended by an additional one year period, and (iii) the Borrower may, at its own expense with the assistance of the Administrative Agent, subject to the terms of
Section 9.6, make arrangements for another bank or financial institution to acquire, in whole or in part, the Commitment of any Disapproving Lender. Where any such arrangements are made for another bank or financial institution to acquire the Commitment of a Disapproving Lender, or any portion thereof, then upon payment of the Loans and other amounts outstanding that are owing to such Disapproving Lender and termination of its Commitment relating thereto, such Disapproving Lender shall promptly transfer and assign, in whole or in part, as requested, without recourse (in accordance with and subject to the provisions of Section 9.6), all or part of its interests, rights and obligations under this Agreement to such bank or financial institution which shall assume such assigned obligations.


                                   ARTICLE III

                        REPRESENTATIONS AND WARRANTIES

      To induce the Lenders to enter into this Agreement and to make the Extensions of Credit herein provided for, each of the Credit Parties hereby represents and warrants to the Administrative Agent and to each Lender that:

      SECTION 3.1   FINANCIAL CONDITION.

            (a)   The consolidated  balance  sheet  of  the  Borrower  and  its
      Subsidiaries as of June 30, 2003 and the related consolidated statements of income, cash flows and stockholders' equity for the fiscal year then ended, reported on by Ernst & Young LLP and set forth in the Borrower's 2003 Form 10-K, a copy of which has been delivered to each of the Lenders, fairly present, in conformity with GAAP, the consolidated financial position of the Borrower and its Subsidiaries as of such date and the consolidated results of operations and cash flows for such fiscal year. The Borrower and its Subsidiaries did not, as of June 30, 2003, have any material contingent obligation, contingent liability or liability for taxes, long-term lease or unusual forward or long-term commitment, which is not reflected in any of such financial statements or notes thereto.

            (b) The unaudited consolidated balance sheet of the Borrower and its Subsidiaries and the related unaudited consolidated statements of income, cash flows and stockholders' equity set forth in the Borrower's Quarterly Report most recently filed with the Securities and Exchange Commission on Form 10-Q, a copy of which has been delivered to each of the Lenders, fairly present, in conformity with GAAP applied on a basis consistent with the financial statements referred to in paragraph (a), the consolidated financial position of the Borrower and its Subsidiaries as of the date of such statements and the consolidated results of operations and cash flows for the fiscal year-to-date period then ended (subject to normal year-end adjustments).

      SECTION 3.2   NO CHANGE.

      Since June 30, 2003 there has been no development or event which has had or could reasonably be expected to have a Material Adverse Effect.

      SECTION 3.3   CORPORATE EXISTENCE; COMPLIANCE WITH LAW.

      Each of the Credit Parties (a) is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization, (b) has the requisite power and authority and the legal right to own and operate all its material property, to lease the material property it operates as lessee and to conduct the business in which it is currently engaged, (c) is duly qualified to conduct business and in good standing under the laws of each jurisdiction where its ownership, lease or operation of property or the conduct of its business requires such qualification except to the extent that the failure to so qualify or be in good standing could not, in the aggregate, reasonably be expected to have a Material Adverse Effect and (d) is in compliance with all Requirements of Law except to the extent that the failure to comply therewith could not, in the aggregate, reasonably be expected to have a Material Adverse Effect.

      SECTION 3.4 CORPORATE POWER;  AUTHORIZATION;  ENFORCEABLE OBLIGATIONS; NO
                  CONSENTS.

      Each of the Borrower and the other Credit Parties has full power and authority and the legal right to make, deliver and perform the Credit Documents to which it is party and has taken all necessary limited liability company or corporate action to authorize the execution, delivery and performance by it of the Credit Documents to which it is party. No consent or authorization of, filing with, notice to or other act by or in respect of, any Governmental Authority or any other Person is required in connection with the borrowings hereunder or with the execution, delivery or performance of any Credit Document by the Borrower or the other Credit Parties (other than those which have been obtained) or with the validity or enforceability of any Credit Document against the Borrower or the other Credit Parties. Each Credit Document to which it is a party has been duly executed and delivered on behalf of the Borrower or the other Credit Parties, as the case may be. Each Credit Document to which it is a party constitutes a legal, valid and binding obligation of the Borrower or the other Credit Parties, as the case may be, enforceable against the Borrower or such other Credit Party, as the case may be, in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law).

      SECTION 3.5   NO LEGAL BAR; NO DEFAULT.

      The execution, delivery and performance of the Credit Documents, the borrowings thereunder and the use of the proceeds of the Loans will not violate any Requirement of Law, any organizational document or any material Contractual Obligation of the Borrower or its Subsidiaries (except those as to which waivers or consents have been obtained), and will not result in, or require, the creation or imposition of any Lien on any of its or their respective properties or revenues pursuant to any Requirement of Law or Contractual Obligation. Neither the Borrower nor any of its Subsidiaries is in default under or with respect to any of its Contractual Obligations in any respect which could reasonably be expected to have a Material Adverse Effect. No Default or Event of Default has occurred and is continuing.

      SECTION 3.6   NO MATERIAL LITIGATION.

      Except as set forth on Schedule 3.6, no litigation, investigation or proceeding of or before any arbitrator or Governmental Authority is pending or, to the best knowledge of the Borrower, threatened by or against the Borrower or any of its Subsidiaries or against any of its or their respective properties or revenues (a) with respect to the Credit Documents or any Loan or any of the transactions contemplated hereby, or (b) which, if adversely determined, could reasonably be expected to have a Material Adverse Effect.

      SECTION 3.7   INVESTMENT COMPANY ACT.

      Neither the Borrower nor any Credit Party is an "investment company", or a company "controlled" by an "investment company", within the meaning of the Investment Company Act of 1940, as amended.

      SECTION 3.8   MARGIN REGULATIONS.

      No part of the proceeds of any Loan hereunder will be used directly or indirectly for any purpose which violates, or which would be inconsistent with, the provisions of Regulation T, U or X of the Board of Governors of the Federal Reserve System as now and from time to time hereafter in effect. The Borrower and its Subsidiaries taken as a group do not own "margin stock" except as identified in the financial statements referred to in Section 3.1 and the aggregate value of all "margin stock" owned by the Credit Parties taken as a group does not exceed 25% of the value of their assets.

      SECTION 3.9   ERISA.

      Neither a Reportable Event nor an "accumulated funding deficiency" (within the meaning of Section 412 of the Code or Section 302 of ERISA) has occurred during the five-year period prior to the date on which this representation is made or deemed made with respect to any Plan, and each Plan is in compliance in all material respects with the applicable provisions of ERISA and the Code, except to the extent that any such occurrence or failure to comply would not reasonably be expected to have a Material Adverse Effect. No termination of a Single Employer Plan has occurred resulting in any liability that has remained underfunded, and no Lien in favor of the PBGC or a Plan has arisen, during such five-year period which could reasonably be expected to have a Material Adverse Effect. The present value of all accrued benefits under each Single Employer Plan (based on those assumptions used to fund such Plans) did not, as of the last annual valuation date prior to the date on which this representation is made or deemed made, exceed the value of the assets of such Plan allocable to such accrued benefits by an amount which, as determined in accordance with GAAP, could reasonably be expected to have a Material Adverse Effect. Neither the Borrower nor any Commonly Controlled Entity is currently subject to any liability for a complete or partial withdrawal from a Multiemployer Plan which could reasonably be expected to have a Material Adverse Effect.

      SECTION 3.10   ENVIRONMENTAL MATTERS.

            (a) The on-going operations of the Borrower and each of its Subsidiaries comply in all respects with all Environmental Laws, except such non-compliance which would not (if enforced in accordance with applicable law) result in liability in excess of $2,000,000 in the aggregate.

            (b) Except as specifically disclosed in Schedule 3.10, the Borrower and each of its Subsidiaries have obtained all licenses, permits, authorizations and registrations required under any Environmental Law ("Environmental Permits") and necessary for their respective ordinary course operations, no Governmental Authority responsible for such Environmental Permits has threatened to revoke, refuse to reissue or materially limit such Environmental Permits, and the Borrower and each of its Subsidiaries are in compliance with all material terms and conditions of such Environmental Permits.

            (c) Except as specifically disclosed in Schedule 3.10, none of the Borrower, any of its Subsidiaries or any of their respective present assets or operations, is subject to, any outstanding written order from, or agreement with, any Governmental Authority, nor subject to any judicial or docketed administrative proceeding, respecting any Environmental Law, Environmental Claim or Hazardous Material.

            (d) Except as specifically disclosed in Schedule 3.10, there are no Hazardous Materials or other conditions or circumstances existing with respect to any assets, or arising from operations prior to the Closing Date, of the Borrower, any of its Subsidiaries or any of their respective predecessors that would reasonably be expected to give rise to Environmental Claims with a potential liability to the Borrower and its Subsidiaries in excess of $1,000,000 in the aggregate for any such condition, circumstance or assets. In addition, (i) to the knowledge of the Borrower, neither the Borrower nor any of its Subsidiaries has any underground storage tanks (x) that are not properly registered or permitted under applicable Environmental Laws, or (y) that are leaking or disposing of Hazardous Materials, and (ii) to the extent required by applicable Environmental Law, the Borrower and its Subsidiaries have notified all of their employees of the existence, if any, of any health hazard arising from the conditions of their employment and have met all material notification requirements under all Environmental Laws.

      SECTION 3.11   USE OF PROCEEDS.

      The proceeds of the Loans hereunder shall be used solely by the Borrower to (i) refinance certain existing Indebtedness of the Credit Parties and
(ii) provide for working capital, capital expenditures and other general corporate purposes.

      SECTION 3.12   SUBSIDIARIES.

      Set forth on Schedule 3.12 is a complete and accurate list of all Subsidiaries of the Borrower and the percentage of ownership of the Borrower with respect to each such entity.

      SECTION 3.13   OWNERSHIP.

      Each of the Credit Parties is the owner of, and has good and marketable title to, all of its respective assets, except as may be permitted pursuant
Section 6.13 hereof, and none of such assets is subject to any Lien other than Permitted Liens.

      SECTION 3.14   INDEBTEDNESS.

      Except as otherwise permitted under Section 6.1, the Credit Parties have no Indebtedness. Set forth on Schedule 3.14 is a listing of all Indebtedness of the Credit Parties in an amount in excess of $1,000,000 outstanding as of the date hereof.

      SECTION 3.15   TAXES.

      Each of the Credit Parties has filed, or caused to be filed, all tax returns (federal, state, local and foreign) required to be filed and paid
(a) all amounts of taxes shown thereon to be due (including interest and penalties) and (b) all other taxes, fees, assessments and other governmental charges (including mortgage recording taxes, documentary stamp taxes and intangibles taxes) owing by it, except for such taxes (i) which are not yet delinquent or (ii) that are being contested in good faith and by proper proceedings, and against which adequate reserves are being maintained in accordance with GAAP. Neither the Borrower nor any of its Subsidiaries is aware as of the Closing Date of any proposed tax assessments against them or any of their Subsidiaries which could reasonably be expected to have a Material Adverse Effect.

      SECTION 3.16   INTELLECTUAL PROPERTY.

      Each of the Credit Parties owns, or has the legal right to use, all patents, trademarks, tradenames, copyrights, technology, know-how and processes necessary for each of them to conduct its business as currently conducted. No claim has been asserted and is pending by any Person challenging or questioning the use of any such intellectual property or the validity or effectiveness of any such intellectual property, nor does the Borrower or any of its Subsidiaries know of any such claim, and, to the knowledge of the Borrower or any of its Subsidiaries, the use of such intellectual property by the Borrower or any of its Subsidiaries does not infringe on the rights of any Person, except for such claims and infringements that in the aggregate, could not reasonably be expected to have a Material Adverse Effect.

      SECTION 3.17   SOLVENCY.

      The fair saleable value of each Credit Party's assets, measured on a going concern basis, exceeds all probable liabilities, including those to be incurred pursuant to this Agreement. None of the Credit Parties (a) has unreasonably small capital in relation to the business in which it is or proposes to be engaged or (b) has incurred, or believes that it will incur after giving effect to the transactions contemplated by this Agreement, debts beyond its ability to pay such debts as they become due.

      SECTION 3.18   INVESTMENTS.

      All Investments of each of the Credit Parties are Permitted Investments.

      SECTION 3.19   NO BURDENSOME RESTRICTIONS.

      None of the Borrower or any of its Subsidiaries is a party to any agreement or instrument or subject to any other obligation or any charter or corporate restriction or any provision of any applicable law, rule or regulation which, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect.

      SECTION 3.20   BROKERS' FEES.

      None of the Borrower or any of its Subsidiaries has any obligation to any Person in respect of any finder's, broker's, investment banking or other similar fee in connection with any of the transactions contemplated under the Credit Documents other than the closing and other fees payable pursuant to this Agreement and the Fee Letter.

      SECTION 3.21   LABOR MATTERS.

      There are no collective bargaining agreements or Multiemployer Plans covering the employees of the Borrower or any of its Subsidiaries as of the Closing Date, other than as set forth in Schedule 3.21 hereto, and none of the Borrower or any of its Subsidiaries (i) has suffered any strikes, walkouts, work stoppages or other material labor difficulty within the last five years, other than as set forth in Schedule 3.21 hereto or (ii) has knowledge of any potential or pending strike, walkout or work stoppage.

      SECTION 3.22   ACCURACY AND COMPLETENESS OF INFORMATION.

      All factual information heretofore, contemporaneously or hereafter furnished by or on behalf of the Borrower or any of its Subsidiaries to the Administrative Agent or any Lender for purposes of or in connection with this Agreement or any other Credit Document, or any transaction contemplated hereby or thereby, is or will be true and accurate in all material respects and not incomplete by omitting to state any material fact necessary to make such information not misleading. There is no fact now known to any Credit Party which has, or could reasonably be expected to have, a Material Adverse Effect which fact has not been set forth herein, in the financial statements of the Credit Parties furnished to the Administrative Agent and/or the Lenders, or in any certificate, opinion or other written statement made or furnished by the Borrower to the Administrative Agent and/or the Lenders.

      SECTION 3.23   MATERIAL CONTRACTS.

      Schedule 3.23 sets forth a true, correct and complete list of all Material Contracts currently in effect. All of the Material Contracts are in full force and effect, and no material defaults currently exist thereunder.

      SECTION 3.24   SENIOR DEBT.

      The Loans are Senior Indebtedness (as defined in the Subordinated Indenture as in effect on the Closing Date) under Section 1301 of the Subordinated Indenture, meaning the Lenders hereunder shall have all of the rights and privileges of a holder of Senior Indebtedness under the Subordinated Indenture, including, but not limited to, the rights set forth in Section 1301 of the Subordinated Indenture.

                                   ARTICLE IV

                             CONDITIONS PRECEDENT

      SECTION 4.1   CONDITIONS TO CLOSING DATE AND INITIAL LOANS.

      This Agreement shall become effective upon, and the obligation of each Lender to make Revolving Loans and the Swingline Lender to make Swingline Loans is subject to, the satisfaction of the following conditions precedent:

            (a) Execution of Agreement. The Administrative Agent shall have received (i) counterparts of this Agreement, executed by a duly authorized officer of each party hereto, (ii) Revolving Notes for the account of each Lender and a Swingline Note for the account of the Swingline Lender and (iii) all other Credit Documents, each in form and substance reasonably acceptable to the Administrative Agent and Wachovia Capital Markets, LLC in their sole discretion, in each case executed by a duly authorized officer of each party thereto.

            (b)   Authority  Documents.   The  Administrative  Agent shall have
      received the following:

                  (i) Organizational Documents. Copies of the articles of incorporation or other organizational documents, as applicable, of each Credit Party certified to be true and complete as of a recent date by the appropriate governmental authority of the state of its organization.

                  (ii) Resolutions. Copies of resolutions of the board of directors of each Credit Party approving and adopting the Credit Documents, the transactions contemplated therein and authorizing execution and delivery thereof, certified by an officer of such Credit Party as of the Closing Date to be true and correct and in force and effect as of such date.

                  (iii) Bylaws.  A copy of the bylaws of each Credit  Party, if applicable, certified by an officer of such Credit Party as of the Closing Date to be true and correct and in force and effect as of such date.

                  (iv) Good Standing. Copies of (i) certificates of good standing, existence or its equivalent with respect to each Credit Party certified as of a recent date by the appropriate governmental authorities of the state of incorporation and each other state in which the failure to so qualify and be in good standing could reasonably be expected to have a Material Adverse Effect on the business or operations of the Credit Parties in such state and
            (ii) to the extent available, a certificate indicating payment of all corporate franchise taxes certified as of a recent date by the appropriate governmental taxing authorities.

                  (v) Incumbency. An incumbency certificate of each Credit Party certified by a secretary or assistant secretary to be true and correct as of the Closing Date.

            (c) Legal Opinions of Counsel. The Administrative Agent shall have received an opinion of Hunton & Williams, counsel for the Credit Parties, dated the Closing Date and addressed to the Administrative Agent and the Lenders, in form and substance acceptable to the Administrative Agent (including, without limitation, a satisfactory no-conflicts opinion with respect to the Senior Debt Securities, the Subordinated Debt Securities, the Additional Senior Debt Securities and each Material Contract).

            (d) Fees. The Administrative Agent shall have received all fees, if any, owing pursuant to the Fee Letter and Section 2.2.

            (e) Litigation. There shall not exist any pending litigation, investigation, injunction, order or claim affecting or relating to the Borrower or any of its Subsidiaries, this Agreement or the other Credit Documents that in the reasonable judgment of the Administrative Agent could materially adversely affect such Person, this Agreement or the other Credit Documents, that has not been settled, dismissed, vacated, discharged or terminated prior to the Closing Date.

            (f)   [INTENTIONALLY OMITTED].

            (g) Account Designation Letter. The Administrative Agent shall have received the executed Account Designation Letter in the form of
      Schedule 1.1(a) hereto.

            (h)   [INTENTIONALLY OMITTED].

            (i) Consents. The Administrative Agent shall have received evidence that all governmental, shareholder and material third party consents and approvals necessary in connection with the financings and other transactions contemplated hereby have been obtained and all applicable waiting periods have expired without any action being taken by any authority or third party that could restrain, prevent or impose any material adverse conditions on such transactions or that could seek or threaten any of the foregoing.

            (j) Compliance with Laws. The financings and other transactions contemplated hereby shall be in compliance with all applicable laws and regulations (including all applicable securities and banking laws, rules and regulations).

            (k)   Bankruptcy.   There  shall  be  no  bankruptcy or  insolvency
      proceedings with respect to the Borrower or any of its Subsidiaries.

            (l) Material Adverse Effect. No material adverse change shall have occurred since June 30, 2003 in the business, assets, liabilities (financial or otherwise) or prospects of the Credit Parties taken as a whole.

            (m)   Financial Statements.  The Administrative  Agent  shall  have received copies of all of the financial statements requested by the Administrative Agent (including, without limitation, (i) final audited annual financial statements for the Borrower's fiscal years 2000, 2001, 2002 and 2003, (ii) the Borrower's unaudited quarterly financial statements most recently filed with the Securities Exchange Commission prior to the date hereof).

            (n)   [INTENTIONALLY OMITTED].

            (o) Officer's Certificates. The Administrative Agent shall have received a certificate or certificates executed by a responsible officer of the Borrower as of the Closing Date stating that (i) no action, suit, investigation or proceeding is pending or threatened in any court or before any arbitrator or governmental instrumentality that purports to affect the Borrower or any Subsidiary or any transaction contemplated by the Credit Documents, if such action, suit, investigation or proceeding could reasonably be expected to have a Material Adverse Effect and
      (ii) immediately after giving effect to this Agreement, the other Credit Documents and all the transactions contemplated therein to occur on such date, (A) each of the Credit Parties is Solvent, (B) no Default or Event of Default exists, (C) all representations and warranties contained herein and in the other Credit Documents are true and correct in all material respects, and (D) the Credit Parties are in compliance with each of the financial covenants set forth in Section 5.9 on a pro forma basis.

            (p) Projections. The Administrative Agent shall have received the three-year financial and operational projections for the Borrower and its Subsidiaries for the fiscal years 2004, 2005 and 2006, together with a detailed explanation of all management assumptions contained therein, which projections shall be in form and substance satisfactory to the Administrative Agent and the Lenders.

            (q) Termination of Existing Indebtedness. All existing Indebtedness pursuant to that certain Credit Agreement dated as of October 31, 2001, as amended, among the Borrower, the guarantors party thereto, the lenders party thereto, and Wachovia Bank, National Association (formerly known as First Union National Bank), as Administrative Agent, shall have been repaid in full and terminated or shall be paid in full and terminated simultaneously with the effectiveness of this Agreement.

            (r) LTM Consolidated EBITDA. The Administrative Agent shall have received evidence satisfactory to it that Consolidated EBITDA for the twelve consecutive calendar month period ended June 30, 2003 shall have been not less than $125,000,000.

            (s) Certified Documents. The Administrative Agent shall have received a copy, certified by an officer of the Borrower as true and complete, of the Subordinated Indenture, the Senior Indenture and the Second Senior Indenture as originally executed and delivered, together with all exhibits and schedules thereto.

            (t) Additional Matters. All other documents and legal matters in connection with the transactions contemplated by this Agreement shall be reasonably satisfactory in form and substance to the Administrative Agent and its counsel.

      SECTION 4.2   CONDITIONS TO ALL EXTENSIONS OF CREDIT.

      The obligation of each Lender to make any Extension of Credit hereunder is subject to the satisfaction of the following conditions precedent on the date of making such Extension of Credit:

            (a) Representations and Warranties. The representations and warranties made by the Credit Parties herein or which are contained in any certificate furnished at any time under or in connection herewith, except as such relate explicitly to an earlier date, shall be true and correct in all material respects on and as of the date of such Extension of Credit as if made on and as of such date.

            (b) No Default or Event of Default. No Default or Event of Default shall have occurred and be continuing on such date or after giving effect to the Extension of Credit to be made on such date unless such Default or Event of Default shall have been waived in accordance with this Agreement.

      Each request for an Extension of Credit and each acceptance by the Borrower of any such Extension of Credit shall be deemed to constitute a representation and warranty by the Borrower as of the date of such Extension of Credit that the applicable conditions in paragraphs (a) and (b) of this Section have been satisfied.


                                   ARTICLE V

                             AFFIRMATIVE COVENANTS

      The Credit Parties hereby covenant and agree that on the Closing Date, and thereafter for so long as this Agreement is in effect and until the Commitments have terminated, no Note remains outstanding and unpaid and the Credit Party Obligations, together with interest, Commitment Fees and all other amounts owing to the Administrative Agent or any Lender hereunder, are paid in full, the Borrower shall, and shall cause each of its Material Domestic Subsidiaries (other than in the case of Sections 5.1, 5.2 or 5.7 hereof), to:

      SECTION 5.1   FINANCIAL STATEMENTS.

      Furnish to the Administrative Agent and each of the Lenders:

            (a)    Annual Reports.

                  (i) As soon as available and in any event within 90 days after the end of each fiscal year of the Borrower, a consolidated balance sheet of the Borrower and its Subsidiaries as of the end of such fiscal year and the related consolidated statement of cash flows and the consolidated statements of income and stockholders' equity for such fiscal year, setting forth in each case in comparative form the figures for the previous fiscal year, all in reasonable detail and accompanied by an opinion on such consolidated statements by an Approved Accounting Firm which opinion shall state that such consolidated financial statements present fairly the consolidated financial position of the Borrower and its Subsidiaries as of the date of such financial statements and their consolidated results of their operations and cash flows for the period covered by such financial statements in conformity with GAAP applied on a consistent basis (except for changes in the application of which such accountants concur) and shall not contain any "going concern" or like qualification or exception or qualifications arising out of the scope of the consolidated audit;

                  (ii) As soon as available and in any event within 90 days after the end of each fiscal year of the Borrower, a consolidated and consolidating balance sheet of the Borrower and its Subsidiaries and the related consolidated and consolidating statements of income, cash flows and stockholders' equity for such fiscal year, setting forth (in the case of consolidated statements) the consolidated figures in comparative form for the Borrower's previous fiscal year, all certified (subject to normal year-end audit adjustments) as complete and correct in all material respects by the Borrower's chief financial officer, treasurer or chief accounting officer;

            (b) Quarterly Reports. As soon as available and in any event within 45 days after the end of each of the first three fiscal quarters, a consolidated and consolidating balance sheet of the Borrower and its Subsidiaries and the related consolidated and consolidating statements of income, cash flows and stockholders' equity for the portion of the Borrower's fiscal year ended at the end of such quarter, setting forth (in the case of consolidated statements) the consolidated figures in comparative form for the corresponding portion of the Borrower's previous fiscal year, all certified (subject to normal year-end audit adjustments) as complete and correct in all material respects by the Borrower's chief financial officer, treasurer or chief accounting officer;

            (c) Annual Budget Plan. As soon as available, but in any event within sixty (60) days after the end of each fiscal year, a copy of the detailed annual operating budget or plan of the Borrower for such fiscal year on a quarter-by-quarter basis, in form and detail reasonably acceptable to the Administrative Agent and the Required Lenders, together with a summary of the material assumptions made in the preparation of such annual budget or plan;

all such financial statements to be complete and correct in all material respects (subject, in the case of interim statements, to normal recurring year-end audit adjustments) and to be prepared in reasonable detail and, in the case of the annual and quarterly financial statements provided in accordance with subsections (a) and (b) above, in accordance with GAAP applied consistently throughout the periods reflected therein and further accompanied by a description of, and an estimation of the effect on the financial statements on account of, a change, if any, in the application of accounting principles as provided in Section 1.3.

      SECTION 5.2   CERTIFICATES; OTHER INFORMATION.

      Furnish to the Administrative Agent and each of the Lenders:

            (a) concurrently with the delivery of the financial statements referred to in Section 5.1(a) above, a statement of the Approved Accounting Firm that reported on such statements (i) stating that their audit examination has included the reading of this Agreement and the Notes as they relate to financial or accounting matters, (ii) whether anything has come to their attention to cause them to believe that there existed on the date of such statements any Default or Event of Default and (iii) confirming the calculations set forth in the officer's certificate delivered simultaneously therewith pursuant to subsection (b) below;

            (b) concurrently with the delivery of the financial statements referred to in Sections 5.1(a) and 5.1(b) above, a certificate of a Responsible Officer stating that, to the best of such Responsible Officer's knowledge, each of the Credit Parties during such period observed or performed in all material respects all of its covenants and other agreements, and satisfied in all material respects every condition, contained in this Agreement to be observed, performed or satisfied by it, and that such Responsible Officer has obtained no knowledge of any Default or Event of Default except as specified in such certificate and such certificate shall include the calculations in reasonable detail required to indicate compliance with Section 5.9 as of the last day of such period and a certification as to the Borrower's Debt Rating as of the last day of such period;

            (c) within 45 days after the end of each fiscal quarter, a certificate as of the end of the immediately preceding fiscal quarter, substantially in the form of Exhibit 5.2(c) and certified by a Responsible Officer of the Borrower to be true and correct as of the date thereof (a "Borrowing Base Certificate");

            (d) promptly upon mailing thereof, copies of all reports (other than those otherwise provided pursuant to Section 5.1 and those which are of a promotional nature) and other financial information which the Borrower sends to its shareholders, and promptly upon the filing thereof, copies of all financial statements and non-confidential reports which the Borrower may make to, or file with the Securities and Exchange Commission or any successor or analogous Governmental Authority;

            (e) promptly upon issuance thereof, copies of all press releases and other statements made available generally by the Borrower or its Subsidiaries to the public concerning material developments in the results of operations, financial condition, business or prospects of the Borrower or its Subsidiaries;

            (f) promptly upon receipt thereof, a copy of any "material weakness letter" submitted by independent accountants to the Borrower or any of its Subsidiaries in connection with any annual, interim or special audit of the books of such Person;

            (g) promptly, such additional financial and other information as the Administrative Agent, on behalf of any Lender, may from time to time reasonably request; and

            (h) promptly, but in no event later than three Business Days, after any change in the Debt Rating, notice of the new Debt Rating.

      SECTION 5.3   PAYMENT OF OBLIGATIONS.

      Pay, discharge or otherwise satisfy at or before maturity or before they become delinquent, as the case may be, in accordance with industry and historical company practice (subject, where applicable, to specified grace periods) all its material obligations (including, without limitation, all material taxes) of whatever nature and any additional costs that are imposed as a result of any failure to so pay, discharge or otherwise satisfy such obligations, except when the amount or validity of such obligations and costs is currently being contested in good faith by appropriate proceedings and reserves, if applicable, in conformity with GAAP with respect thereto have been provided on the books of the Borrower or its Subsidiaries, as the case may be.

      SECTION 5.4   CONDUCT OF BUSINESS AND MAINTENANCE OF EXISTENCE.

      Continue to engage in business of the same general type as now conducted by it on the Closing Date and preserve, renew and keep in full force and effect its existence as a corporation or limited liability company, as applicable, and take all reasonable action to maintain all rights, privileges and franchises necessary or desirable in the normal conduct of its business; comply with all Contractual Obligations and Requirements of Law (including, without limitation, ERISA and rules and regulations thereunder and Environmental Laws) applicable to it except to the extent that failure to comply therewith could not, in the aggregate, reasonably be expected to have a Material Adverse Effect.

      SECTION 5.5   MAINTENANCE OF PROPERTY; INSURANCE.

            (a) Keep all material property useful and necessary in its business in good working order and condition (ordinary wear and tear and obsolescence excepted); and

            (b) Maintain with financially sound and reputable insurance companies insurance on all its material property in at least such amounts and against at least such risks as are usually insured against in the same general area by companies engaged in the same or a similar business; and furnish to the Administrative Agent, upon written request, full information as to the insurance carried.

      SECTION 5.6   INSPECTION OF PROPERTY; BOOKS AND RECORDS; DISCUSSIONS.

      Keep proper books of records and account in which full, true and correct entries in conformity with GAAP and all Requirements of Law shall be made of all dealings and transactions in relation to its businesses and activities; and permit, during regular business hours and upon reasonable notice by the Administrative Agent or any Lender, the Administrative Agent or any Lender to visit and inspect any of its properties and examine and make abstracts from any of its books and records (other than materials protected by the attorney-client privilege and materials which the Borrower may not disclose without violation of a confidentiality obligation binding upon it) at any reasonable time and as often as may reasonably be desired, and to discuss the business, operations, properties and financial and other condition of the Credit Parties with officers and employees of the Credit Parties and with their independent certified public accountants. The Borrower shall maintain its fiscal reporting period on a June 30 fiscal year, and each Domestic Subsidiary shall maintain its respective fiscal reporting period on the present basis.

      SECTION 5.7   NOTICES.

      Give notice in writing to the Administrative Agent (which shall promptly transmit such notice to each Lender) of:

            (a) promptly, but in any event within two (2) Business Days, after the Borrower knows of the occurrence of any Default or Event of Default;

            (b)   promptly,   any   default  or  event  of  default  under  any
      Contractual Obligation of the Borrower or any of its Subsidiaries which could reasonably be expected to have a Material Adverse Effect;

            (c) promptly, any litigation, or any investigation or proceeding (including, without limitation, any governmental or environmental proceeding) known to the Borrower, affecting the Borrower or any of its Subsidiaries which, if adversely determined, could reasonably be expected to have a Material Adverse Effect or which in any manner questions the validity of this Agreement, the Notes or any of the other transactions contemplated hereby or thereby, and give notice setting forth the nature of such pending or threatened action, suit or proceeding and such additional information as the Administrative Agent, at the request of any Lender, may reasonably request;

            (d) as soon as possible and in any event within thirty (30) days after the Borrower knows or has reason to know thereof: (i) the occurrence or expected occurrence of any Reportable Event with respect to any Plan, a failure to make any required contribution to a Plan, the creation of any Lien in favor of the PBGC (other than a Permitted Lien) or a Plan or any withdrawal from, or the termination, Reorganization or Insolvency of, any Multiemployer Plan or (ii) the institution of proceedings or the taking of any other action by the PBGC or the Borrower or any Commonly Controlled Entity or any Multiemployer Plan with respect to the withdrawal from, or the terminating, Reorganization or Insolvency of, any Plan;

            (e) concurrently with the delivery thereof, copies of all written notices as the Borrower shall send to the holders of the Senior Debt Securities;

            (f) concurrently with the delivery thereof, copies of all written notices as the Borrower shall send to the holders of the Additional Senior Debt Securities; and

            (g)   promptly,  any  other  development  or   event   which  could
      reasonably be expected to have a Material Adverse Effect.

Each notice pursuant to this Section shall be accompanied by a statement of a Responsible Officer setting forth details of the occurrence referred to therein and stating what action the Borrower proposes to take with respect thereto. In the case of any notice of a Default or Event of Default, the Borrower shall specify that such notice is a Default or Event of Default notice on the face thereof.

      SECTION 5.8   ENVIRONMENTAL LAWS.

            (a) Comply in all material respects with, and ensure compliance in all material respects by all tenants and subtenants, if any, with, all applicable Environmental Laws and obtain and comply in all material respects with and maintain, and ensure that all tenants and subtenants obtain and comply in all material respects with and maintain, any and all licenses, approvals, notifications, registrations or permits required by applicable Environmental Laws except to the extent that failure to do so could not reasonably be expected to have a Material Adverse Effect;

            (b) Conduct and complete all investigations, studies, sampling and testing, and all remediation, removal and other actions required under Environmental Laws and promptly comply in all material respects with all lawful orders and directives of all Governmental Authorities regarding Environmental Laws except to the extent that the same are being contested in good faith by appropriate proceedings and the pendency of such proceedings could not reasonably be expected to have a Material Adverse Effect; and

            (c) Defend, indemnify and hold harmless the Administrative Agent and the Lenders, and their respective employees, agents, officers and directors, from and against any and all claims, demands, penalties, fines, liabilities, settlements, damages, costs and expenses of whatever kind or nature known or unknown, contingent or otherwise, arising out of, or in any way relating to the violation of, noncompliance with or liability under, any Environmental Law applicable to the operations of the Borrower or any of its Subsidiaries or their assets or properties, or any orders, requirements or demands of Governmental Authorities related thereto, including, without limitation, reasonable attorney's and consultant's fees, investigation and laboratory fees, response costs, court costs and litigation expenses, except to the extent that any of the foregoing arise out of the gross negligence or willful misconduct of the party seeking indemnification therefor. The agreements in this paragraph shall survive repayment of the Notes and all other amounts payable hereunder.

      SECTION 5.9   FINANCIAL COVENANTS.

      Commencing on the day immediately following the Closing Date, the Borrower shall comply with the following financial covenants:

            (a)   Consolidated  Working  Capital.   Maintain   at   all   times
      Consolidated Working Capital of not less than $325,000,000.

            (b) Minimum Consolidated Tangible Net Worth. Maintain at all times Consolidated Tangible Net Worth greater than or equal to the "Minimum Compliance Level". The "Minimum Compliance Level" shall equal the sum of (a) $245,000,000 plus (b) upon the conversion of any Subordinated Debt Securities into stock of the Borrower, an amount equal to the aggregate principal amount of Subordinated Debt Securities so converted plus (c) as of the last day of each fiscal year, from and after, but not including, the fiscal year ending June 30, 2003, an amount equal to 55% of Consolidated Net Income (inclusive of extraordinary gains and without reduction for extraordinary losses) for such fiscal year. The foregoing increases in the Minimum Compliance Level shall be cumulative, and no reduction shall be made on account of any Consolidated Net Income of less than zero for any fiscal year.

            (c)   Consolidated Fixed Charge  Coverage  Ratio.   Maintain at all
      times a Consolidated Fixed Charge Coverage Ratio of not less than the following:


                     PERIOD                              RATIO

Closing Date through and including March 31, 2004    1.20 to 1.00

April 1, 2004 and thereafter                         1.25 to 1.00


            (d)   Consolidated   Leverage  Ratio.   Maintain  at  all  times  a
      Consolidated Leverage Ratio of not more than 0.70 to 1.00.

            (e) Consolidated Total Senior Debt to Borrowing Base Ratio. Maintain at all times a Consolidated Total Senior Debt to Borrowing Base Ratio of not more than the following:


                       PERIOD                              RATIO

Closing Date through and including December 31, 2003    1.15 to 1.00

January 1, 2004 and thereafter                          1.10 to 1.00


      SECTION 5.10   ADDITIONAL GUARANTORS.

      (a) The Credit Parties will cause each of their Material Domestic Subsidiaries, whether newly formed, after acquired or otherwise existing, to promptly become a Guarantor hereunder by way of execution of a Joinder Agreement.

      (b) At such time as the value of the total assets (as determined in accordance with GAAP) of all Domestic Subsidiaries (other than the Material Domestic Subsidiaries which are Guarantors hereunder) exceeds 10% of Consolidated Total Assets, the Borrower shall, upon the request of the Administrative Agent, cause one or more Domestic Subsidiaries, as requested by the Administrative Agent, to promptly become a Guarantor hereunder by way of execution of a Joinder Agreement.


                                   ARTICLE VI

                              NEGATIVE COVENANTS

      The Credit Parties hereby covenant and agree that on the Closing Date, and thereafter for so long as this Agreement is in effect and until the Commitments have terminated, no Note remains outstanding and unpaid and the Credit Party Obligations, together with interest, Commitment Fees and all other amounts owing to the Administrative Agent or any Lender hereunder, are paid in full that:

      SECTION 6.1   INDEBTEDNESS.

            (a) The Borrower shall not create, assume or suffer to exist any Indebtedness (i) that is secured by any Lien that is not permitted by
      Section 6.2 or (ii) in the case of any Indebtedness for borrowed money incurred or assumed after the Closing Date, if on the date of incurrence or assumption of such Indebtedness after giving effect on a Pro Forma Basis to the incurrence or assumption of such Indebtedness and to the concurrent retirement of any other Indebtedness of the Borrower or any of its Subsidiaries, a Default or Event of Default would exist hereunder; provided, however, that the Borrower may renew, refinance or extend any Indebtedness originally permitted to be incurred pursuant to this subsection (a) so long as such renewed, refinanced or extended Indebtedness is on terms and conditions no less favorable to the Borrower than the Indebtedness originally issued (including, without limitation, any shortening of the final maturity or average life to maturity or requiring any payment to be made sooner than originally scheduled or any increase in the interest rate applicable thereto or any change to any subordination provision thereof).

            (b) The Borrower shall not permit any Subsidiary to create, assume or suffer to exist any Indebtedness other than (i) purchase money Indebtedness to the extent secured by Liens permitted by Section 6.2,
      (ii) guaranties of the Senior Debt Securities and the Additional Senior Debt Securities, to the extent equal and ratable guaranties are given to secure the Indebtedness hereunder, and (iii) additional Indebtedness, including Indebtedness arising under any Guaranty Obligations permitted by Section 6.3(i)-(iii), which in the aggregate does not exceed
      (A) $60,000,000 for Domestic Subsidiaries, and (B) $600,000,000 for Foreign Subsidiaries; provided, however, that this Section 6.1(b) shall not permit the incurrence or assumption of any Indebtedness if on the date of incurrence or assumption of such Indebtedness after giving effect on a Pro Forma Basis to the incurrence or assumption of such Indebtedness and to the concurrent retirement of any other Indebtedness of the Borrower or any of its Subsidiaries, a Default or Event of Default would exist hereunder.

      SECTION 6.2   LIENS.

      The Borrower will not, nor will it permit any Subsidiary to, contract, create, incur, assume or permit to exist any Lien with respect to any of its property or assets of any kind (whether real or personal, tangible or intangible), whether now owned or hereafter acquired, except for the following (each a "Permitted Lien"):

            (a)   Liens  existing   on  the  Closing  Date  and  set  forth  on
      Schedule 6.2, which Liens secure Indebtedness outstanding on, or available under credit arrangements existing on, the Closing Date in an aggregate principal amount not exceeding $5,000,000;

            (b) purchase money Liens on any capital asset of the Borrower or a Subsidiary if such purchase money Lien attaches to such capital asset concurrently with the acquisition thereof and if the Indebtedness secured thereby does not exceed the lesser of the cost or fair market value as of the time of acquisition of the asset covered thereby by the Borrower or such Subsidiary; provided, that the aggregate amount of indebtedness (excluding any Indebtedness permitted under clause (a) above), secured by all such Liens does not exceed $15,000,000 in the aggregate at any one time outstanding; and provided further, that no such Lien shall extend to or cover any property or asset of the Borrower or such Subsidiary other than the related property or asset (including accessions thereto and proceeds thereof, to the extent provided in the security agreement creating such Lien);

            (c) Liens (not securing Indebtedness) which are incurred in the ordinary course of business in connection with workers' compensation, unemployment insurance, old-age pensions, social security and public liability laws and similar legislation;

            (d) Liens securing the performance of bids, tenders, leases, contracts (other than for the repayment of Indebtedness), statutory obligations, and other obligations of like nature, incurred as an incident to and in the ordinary course of business;

            (e) Liens securing taxes, assessments or charges or levies of any Governmental Authority or the claims of growers, materialmen, mechanics, carriers, warehousemen, landlords and other like Persons; provided, that
      (i) with respect to Liens securing taxes, such taxes are not yet due and payable, (ii) with respect to Liens securing claims or demands of growers, materialmen, mechanics, carriers, warehousemen, landlords and the like, such Liens are inchoate and unfiled and no other action has been taken to enforce the same and (iii) with respect to taxes, assessments or charges or levies of any Governmental Authority secured by such Liens, payment thereof is not at the time required by Section 5.3;

            (f) zoning restrictions, easements, licenses, reservations, covenants, conditions, waivers, restrictions on the use of property or other minor encumbrances or irregularities of title which do not materially impair the use of any material property in the operation of the business of the Borrower or any Subsidiary or the value of such property for the purpose of such businesses or which are being contested in good faith by appropriate proceedings;

            (g) attachment, judgment or similar Liens arising in connection with court proceedings; provided, that the execution or other enforcement of such Liens is effectively stayed, the claims secured thereby are being actively contested in good faith by appropriate proceedings and the Borrower or such Subsidiary shall have set aside on its books, if required by GAAP, appropriate reserves for such Liens;

            (h) any Lien existing on any asset of any Person at the time such Person becomes a Subsidiary and not created in contemplation of such event;

            (i) any Lien on any asset of any Person existing at the time such Person is merged or consolidated with or into the Borrower or a Subsidiary and not created in contemplation of such event;

            (j) any Lien existing on any asset prior to the acquisition thereof by the Borrower or a Subsidiary and not created in contemplation of such event;

            (k) Liens given to secure Indebtedness owing to life insurance companies (or affiliates thereof) issuing life insurance policies in connection with Split-Dollar Programs, incurred to finance non-scheduled premiums paid by the Borrower or its Subsidiaries under such policies pursuant to Split-Dollar Agreements executed in connection with the Split-Dollar Program which Indebtedness does not exceed $50,000,000 in the aggregate, provided that in connection with any Split-Dollar Program such Liens shall be limited to the Borrower's right, title and interest in and to (A) the Split-Dollar Agreement and the Split-Dollar Assignment executed in connection with such Split-Dollar Program and (B) the policy of life insurance assigned to the Borrower as collateral pursuant to such Split-Dollar Assignment;

            (l) any Lien arising out of the refinancing, extension, renewal, replacement or refunding of any Indebtedness secured by any Lien permitted by any of the foregoing paragraphs of this Section 6.2; provided, that the principal amount of such Indebtedness is not increased (except in the case of Liens with respect to seasonal lines of credit under subclause (a) above, provided that all such Indebtedness, together with other indebtedness then outstanding as referred to in subclause (a), does not exceed $5,000,000 in the aggregate) and such Indebtedness is not secured by any additional assets; and

            (m) Liens not otherwise permitted by the foregoing paragraphs of this Section 6.2 securing Indebtedness in an aggregate principal amount at any time outstanding not to exceed $25,000,000.

      SECTION 6.3   GUARANTY OBLIGATIONS.

      The Borrower shall not, and shall not permit any Subsidiary to, create, assume or suffer to exist any Guaranty Obligation, other than (i) Guaranty Obligations which are incurred in the ordinary course of business for the purpose of carrying unsold tobacco inventories held against Confirmed Orders,
(ii) other Guaranty Obligations incurred in the ordinary course of business so long as the aggregate outstanding amount of all Guaranty Obligations under this clause (ii) does not at any time exceed $100,000,000, (iii) Guaranty Obligations of the Guarantors pursuant to this Agreement, (iv) Guaranty Obligations of the Guarantors of the Borrower's obligations under the Senior Indenture and the Senior Debt Securities and (v) Guaranty Obligations of the Guarantors of the Borrower's obligations under the Second Senior Indenture and the Additional Senior Debt Securities.

      SECTION 6.4   [INTENTIONALLY OMITTED].

      SECTION 6.5   CONSOLIDATION, MERGER, SALE OR PURCHASE OF ASSETS, ETC.

      The Borrower will not, nor will it permit any Subsidiary to,

            (a) dissolve, liquidate or wind up its affairs, sell, transfer, lease or otherwise dispose of its property or assets or agree to do so at a future time except the following, without duplication, shall be expressly permitted:

                  (i)    Specified Sales;

                  (ii) the sale, transfer, lease or other disposition of property or assets (A) to an unrelated party not in the ordinary course of business (other than Specified Sales), where and to the extent that they are the result of a Recovery Event or (B) the sale, lease, transfer or other disposition of machinery, parts and equipment no longer used or useful in the conduct of the business of the Borrower or any of its Subsidiaries, as appropriate, in its reasonable discretion, so long as the net proceeds therefrom are used to repair or replace damaged property or to purchase or otherwise acquire new assets or property, provided that such purchase or acquisition is committed to within 180 days of receipt of the net proceeds and such purchase or acquisition is consummated within 270 days of receipt of such proceeds;

                  (iii) the  sale,  lease or transfer of property or assets (at fair value) from any Subsidiary other than a Material Domestic Subsidiary to the Borrower or another Subsidiary;

                  (iv) the sale, lease or transfer of property or assets (at fair value) between the Borrower and any Guarantor;

                  (v) the sale, lease or transfer of property or assets (at fair value) from a Credit Party other than the Borrower to another Credit Party;

                  (vi) the dissolution, liquidation or winding up of a Foreign Subsidiary or a Domestic Subsidiary other than a Material Domestic Subsidiary; and

                  (vii) the sale, lease or transfer  of  property or assets not to exceed $15,000,000 in the aggregate in any fiscal year.

            (b) purchase, lease or otherwise acquire (in a single transaction or a series of related transactions) the property or assets of any Person (other than purchases or other acquisitions of inventory, leases, materials, property and equipment in the ordinary course of business), except as permitted pursuant to Section 6.5(a), and 6.6.

            (c) Notwithstanding the provisions in Section 6.5(a) and 6.5(b), merge with or into any other Person, except that the following shall be permitted:

                  (i) the Borrower may merge with another Person if (A) the Borrower is the corporation surviving such merger and
            (B) immediately after giving effect to such merger on a Pro Forma Basis, no Default or Event of Default shall have occurred and be continuing;

                  (ii) any Material Domestic Subsidiary may merge with or into, or sell, lease or otherwise transfer all or any substantial part of its assets to the Borrower or to a Material Domestic Subsidiary (determined immediately thereafter) if, in connection with any such merger (A) either the Borrower or such Material Domestic Subsidiary is the surviving corporation and
            (B) immediately after giving effect to such merger, sale, lease or other transfer on a Pro Forma Basis, no Default or Event of Default shall have occurred and be continuing;

                  (iii) any   Subsidiary   other   than  a  Material   Domestic
            Subsidiary may merge with or into, or sell, lease or otherwise transfer all or any substantial part of its assets to the Borrower or another Subsidiary; and

                  (iv) any Material Domestic Subsidiary may merge with another Person in connection with an Acquisition permitted by Section 6.6 if (A) such Material Domestic Subsidiary is the surviving corporation and (B) following such Acquisition, the Borrower shall retain, directly or indirectly, a proportionate equity interest in such Material Domestic Subsidiary equal to or greater than the Borrower's equity interest immediately prior to such Acquisition.

      SECTION 6.6   ACQUISITIONS, ADVANCES, INVESTMENTS AND LOANS.

      The Borrower shall not, and shall not permit any Subsidiary to, directly or indirectly, make any Acquisition or Investment, or enter into any agreement to make any Acquisition or Investment, except for (each of the following, a "Permitted Investment"):

            (a) any Acquisition (other than a Hostile Acquisition) or Investment for consideration consisting of cash or cash equivalents, common stock of the Borrower (valued at the market value thereof as of the date of the issuance thereof), other securities or properties of the Borrower or any Subsidiary (valued in good faith by the Board of Directors of the Borrower), the assumption of any Indebtedness (valued at the principal amount thereof), any other consideration (valued in good faith by the board of directors of the Borrower) or any combination of the foregoing; provided that the aggregate value of all such consideration for all Acquisitions and Investments of the Borrower and its Subsidiaries made during any fiscal year shall not exceed 10% of Consolidated Tangible Net Worth as of the most recent fiscal year end with respect to which the Administrative Agent and the Lenders shall have received the financial statements referred to in Section 5.1(a)(i); provided further that in the case of any Acquisition involving an aggregate purchase price (including cash and non-cash consideration) in excess of $10,000,000, the Borrower shall have delivered to the Administrative Agent a certificate of the Borrower's chief financial officer, treasurer or chief accounting officer containing calculations that demonstrate that after giving effect to such Acquisition on a Pro Forma Basis, the Borrower is in compliance with the financial covenants set forth in Section 5.9;

            (b) Investments in direct obligations of, or obligations guaranteed as to principal and interest by, the United States government or any agency or instrumentality thereof maturing in one year or less from the date of acquisition thereof;

            (c) Investments in deposits in (including money market funds of), or certificates of deposits or bankers' acceptances of, (i) any bank or trust company organized under the laws of the United States or any state thereof having capital and surplus in excess of $100,000,000, (ii) any international bank organized under the laws of any country which is a member of the OECD or a political subdivision of any such country, and having a combined capital and surplus of at least $100,000,000, or
      (iii) leading banks in a country where the Borrower or the Subsidiary making such Investment does business; provided, that all such Investments mature within 270 days of the date of such Investment; and provided, further, that all Investments pursuant to clause (iii) above are
      (A) solely of funds generated in the ordinary course of business by operations of the relevant investor in the country where such Investment is made, and (B) denominated in the currency of the country in which such Investment is made or in Dollars;

            (d) Investments in commercial paper maturing within 270 days and having one of the two highest ratings of either S&P, Moody's or Fitch Investors' Service, Inc.;

            (e) Investments in money market funds (other than those referred to in paragraph (c) above) that have assets in excess of $2,000,000,000, are managed by recognized and responsible institutions and invest solely in obligations of the types referred to in subsections (b), (c)(i) and (ii) and (d) above;

            (f) Investments in Persons evidencing the deferred purchase price receivable of assets sold, leased or otherwise transferred in accordance with Section 6.5;

            (g) Investments in the Borrower and any Subsidiary (determined immediately after such Investment);

            (h) loans and advances in the ordinary course of its business to officers and employees of the Borrower or any Subsidiary of the Borrower in an aggregate outstanding principal amount not to exceed $3,000,000;

            (i) loans and advances to growers and other suppliers of tobacco (including Affiliates) in the ordinary course of its business in an aggregate outstanding principal amount consistent with past practice of the Borrower;

            (j)    Guaranty Obligations permitted by Sections 6.1 and 6.3;

            (k) Investments in (i) direct noncallable obligations of, or obligations guaranteed as to principal and interest by the United States government or any agency or instrumentality thereof, without regard to the maturity of such obligations, and (ii) depository receipts issued by a bank (as defined in Section 3(a)(2) of the Securities Act of 1933) as custodian with respect to any obligation of the United States government referred to in clause (i) above and held by such bank for the account of the holder of such depository receipt, or with respect to any specific payment of principal or interest on any obligation of the United States government which is so specified and held, provided that (except as required by law) such custodian is not authorized to make any deduction from the amount payable to the holder of such depository receipts from any amount received by the custodian in respect of the United States government obligations or the specific payment of principal or interest of the United States government obligations evidenced by such depository receipts, where the sole purpose of such Investments is either the Legal Defeasance or the Covenant Defeasance of the outstanding (i) Senior Debt Securities, as provided in the Senior Indenture or (ii) Additional Senior Debt Securities, as provided in the Second Senior Indenture;

            (l) Investments made by any Foreign Subsidiary in the ordinary course of such Person's business, in connection with the financing of international trading transactions, in export notes, trade credit assignments, bankers' acceptances, guarantees and instruments of a similar nature issued by (i) any commercial bank or trust company (or any Affiliate thereof) organized under the laws of the United States or any state having capital and surplus in excess of $100,000,000 or (ii) any international bank organized under the laws of any country which is a member of the OECD or a political subdivision of any such country, and having a combined capital and surplus of at least $100,000,000;

            (m) Investments by the Borrower in the Senior Debt Securities in connection with any purchase of the Senior Debt Securities by the Borrower, as required or permitted by the Senior Indenture, and otherwise permitted under this Agreement;

            (n)   Investments  by  the  Borrower   in   the  Subordinated  Debt
      Securities in connection with any conversion or purchase of the Subordinated Debt Securities by the Borrower, as required or permitted by the Subordinated Indenture, and otherwise permitted under this Agreement; provided that the Borrower shall make no such Investment (other than a conversion of the Subordinated Debt Securities into stock of the Borrower) unless immediately after giving effect thereto on a Pro Forma Basis, no Default or Event of Default shall have occurred and be continuing;

            (o) Transfers of interests in Foreign Subsidiaries to the extent permitted under Section 6.5;

            (p) Investments by a Foreign Subsidiary in any other Foreign Subsidiary; and

            (q) Investments by the Borrower in the Additional Senior Debt Securities in connection with any purchase of the Additional Senior Debt Securities by the Borrower, as required or permitted by the Second Senior Indenture, and otherwise permitted under this Agreement.

      SECTION 6.7   TRANSACTIONS WITH AFFILIATES.

      Except as permitted in Section 6.6(h), the Borrower will not, nor will it permit any Subsidiary to, enter into any transaction or series of transactions, whether or not in the ordinary course of business, with any officer, director, shareholder or Affiliate other than on terms and conditions substantially as favorable as would be obtainable in a comparable arm's-length transaction with a Person other than an officer, director, shareholder or Affiliate.

      SECTION 6.8   OWNERSHIP OF SUBSIDIARIES; RESTRICTIONS.

      Except  as  expressly   permitted   by  this  Agreement  and  subject  to
Section 5.10, the Borrower shall not, and shall not permit any Material Domestic Subsidiary to, make any changes in its equity capital structure (including in the terms of its outstanding stock) that would reduce or impair the consolidated equity capital of the Borrower and its Material Domestic Subsidiaries immediately thereafter, or amend its certificate of incorporation or by-laws in any respect which is adverse to the interests of the Lenders, provided that, nothing herein shall limit or impair the right or ability of the Borrower or any of its Subsidiaries to issue stock.

      SECTION 6.9 FISCAL  YEAR;  CHANGES  IN  CAPITAL  STRUCTURE ORGANIZATIONAL
                  DOCUMENTS; MATERIAL CONTRACTS.

      The Borrower will not, nor will it permit any of its Subsidiaries to, change its fiscal year. Except as expressly permitted by this Agreement, the Borrower will not, and will not permit any Subsidiary to, make any material changes in its equity capital structure (including in the terms of its outstanding stock but excluding the conversion of Subordinated Debt Securities into common stock of the Borrower) that would reduce or impair the consolidated equity capital of the Borrower and its Subsidiaries immediately thereafter and the Borrower will not, nor will it permit any Subsidiary to, materially amend, modify or change its articles of incorporation or limited liability company operating agreement, as applicable (or corporate charter or other similar organizational document) or bylaws (or other similar document) without the prior written consent of the Required Lenders, which consent shall not be unreasonably withheld. The Borrower will not, nor will it permit any of its Subsidiaries to, without the prior written consent of the Administrative Agent, amend, modify, cancel or terminate or extend or permit the amendment, modification, cancellation or termination of any of the Material Contracts, except in the event that such amendments, modifications, cancellations or terminations could not reasonably be expected to have a Material Adverse Effect.

      SECTION 6.10   LIMITATION ON RESTRICTED ACTIONS.

      The Borrower will not, nor will it permit any Subsidiary to, directly or indirectly, create or otherwise cause or suffer to exist or become effective any encumbrance or restriction on the ability of any such Person to (a) pay dividends or make any other distributions to the Borrower or any Subsidiary on its Capital Stock or with respect to any other interest or participation in, or measured by, its profits, (b) pay any Indebtedness or other obligation owed to the Borrower or any Subsidiary, (c) make loans or advances to the Borrower or any Subsidiary, (d) sell, lease or transfer any of its properties or assets to the Borrower or any Subsidiary, or (e) act as a Guarantor and pledge its assets pursuant to the Credit Documents or any renewals, refinancings, exchanges, refundings or extension thereof, except (in respect of any of the matters referred to in clauses (a)-(d) above) for such encumbrances or restrictions existing under or by reason of (i) this Agreement and the other Credit Documents, (ii) applicable law, (iii) any document or instrument governing Indebtedness incurred pursuant to Section 6.1(b)(i), provided that any such restriction contained therein relates only to the asset or assets constructed or acquired in connection therewith, (iv) the Senior Indenture, the
Subordinated Indenture and the Second Senior Indenture, as each of the foregoing are in effect on the Closing Date or (v) any Permitted Lien or any document or instrument governing any Permitted Lien, provided that any such restriction contained therein relates only to the asset or assets subject to such Permitted Lien.

      SECTION 6.11   RESTRICTED PAYMENTS.

      The Borrower will not, nor will it permit any Subsidiary to, directly or indirectly, declare, order, make or set apart any sum for or pay any Restricted Payment, except (a) to make dividends payable solely in the same class of Capital Stock of such Person, (b) to make dividends or other distributions payable to the Borrower or any Subsidiary (directly or indirectly through Subsidiaries), (c) to convert Subordinated Debt Securities into common stock of the Borrower and (d) so long as no Default or Event of Default shall have occurred or be continuing or would result therefrom, other Restricted Payments; provided, however, that notwithstanding the foregoing, no Restricted Payments shall be permitted hereunder which voluntarily prepay any principal amounts outstanding under the Subordinated Debt Securities prior to the stated maturity date thereof.

      SECTION 6.12   AMENDMENTS TO INDEBTEDNESS, ETC.

      The Borrower will not, nor will it permit any Subsidiary to, after the issuance thereof, amend or modify (or permit the amendment or modification of) any of the terms of any Indebtedness (including, without limitation, Subordinated Indebtedness) if such amendment or modification would add or change any terms in a manner adverse to the issuer of such Indebtedness, or shorten the final maturity or average life to maturity or require any payment to be made sooner than originally scheduled or increase the interest rate applicable thereto or change any subordination provision thereof.

      SECTION 6.13   SALE LEASEBACKS.

      The Borrower will not, nor will it permit any Subsidiary to, directly or indirectly, become or remain liable as lessee or as guarantor or other surety with respect to any lease, whether an operating lease or a Capital Lease, of any property (whether real, personal or mixed), whether now owned or hereafter acquired in excess of $10,000,000 in the aggregate on an annual basis,
(a) which the Borrower or any Subsidiary has sold or transferred or is to sell or transfer to a Person which is not the Borrower or any Subsidiary or
(b) which the Borrower or any Subsidiary intends to use for substantially the same purpose as any other property which has been sold or is to be sold or transferred by the Borrower or any Subsidiary to another Person which is not the Borrower or any Subsidiary in connection with such lease.

      SECTION 6.14   NO FURTHER NEGATIVE PLEDGES.

      The Borrower will not, nor will it permit any Material Domestic Subsidiary or any Material Foreign Subsidiary to, enter into, assume or become subject to any agreement prohibiting or otherwise restricting the creation or assumption of any Lien upon its properties or assets, whether now owned or hereafter acquired, or requiring the grant of any security for such obligation if security is given for some other obligation, except (a) pursuant to this Agreement and the other Credit Documents, (b) pursuant to any document or instrument governing Indebtedness incurred pursuant to Section 6.1(b)(i), provided that any such restriction contained therein relates only to the asset or assets constructed or acquired in connection therewith, (c) pursuant to the Senior Indenture, the Subordinated Indenture and the Second Senior Indenture, as each of the foregoing are in effect on the Closing Date and (d) in connection with any Permitted Lien or any document or instrument governing any Permitted Lien, provided that any such restriction contained therein relates only to the asset or assets subject to such Permitted Lien.

      SECTION 6.15   MAXIMUM UNCOMMITTED INVENTORIES.

      The Borrower shall not permit the Uncommitted Inventories to exceed $100,000,000 in the aggregate.

                                   ARTICLE VII

                               EVENTS OF DEFAULT

      SECTION 7.1   EVENTS OF DEFAULT.

      An Event of Default shall exist upon the occurrence of any of the following specified events (each an "Event of Default"):

            (a) The Borrower shall fail to pay any principal on any Note when due in accordance with the terms thereof or hereof; or the Borrower shall fail to pay any interest on any Note or any fee or other amount payable hereunder when due in accordance with the terms thereof or hereof and such failure shall continue unremedied for three (3) Business Days (or any Guarantor shall fail to pay on the Guaranty in respect of any of the foregoing or in respect of any other Guaranty Obligations thereunder); or

            (b) Any representation or warranty made or deemed made herein or in any of the other Credit Documents or which is contained in any certificate, document or financial or other statement furnished at any time under or in connection with this Agreement shall prove to have been incorrect, false or misleading in any material respect on or as of the date made or deemed made; or

            (c) (i) Any Credit Party shall fail to perform, comply with or observe any term, covenant or agreement applicable to it contained in
      Section 5.7(a), Section 5.9 or Article VI hereof; or (ii) any Credit Party shall fail to comply with any other covenant, contained in this Agreement or the other Credit Documents or any other agreement, document or instrument among any Credit Party, the Administrative Agent and the Lenders or executed by any Credit Party in favor of the Administrative Agent or the Lenders (other than as described in Sections 7.1(a) or 7.1(c)(i) above), and in the event such breach or failure to comply is capable of cure, is not cured within thirty (30) days of its occurrence; or

            (d) The Borrower or any of its Subsidiaries shall (i) default in any payment of principal of or interest on any Indebtedness (other than the Notes) in a principal amount outstanding of at least $10,000,000 in the aggregate for the Borrower and any of its Subsidiaries beyond the period of grace (not to exceed 30 days), if any, provided in the instrument or agreement under which such Indebtedness was created; or
      (ii) default in the observance or performance of any other agreement or condition relating to any Indebtedness in a principal amount outstanding of at least $10,000,000 in the aggregate for the Borrower or any of its Subsidiaries or contained in any instrument or agreement evidencing, securing or relating thereto, or any other event shall occur or condition exist, the effect of which default or other event or condition is to cause, or to permit the holder or holders of such Indebtedness or beneficiary or beneficiaries of such Indebtedness (or a trustee or agent on behalf of such holder or holders or beneficiary or beneficiaries) to cause, with the giving of notice if required, such Indebtedness to become due prior to its stated maturity; or

            (e) (i) The Borrower or any of its Subsidiaries shall commence any case, proceeding or other action (A) under any existing or future law of any jurisdiction, domestic or foreign, relating to bankruptcy, insolvency, reorganization or relief of debtors, seeking to have an order for relief entered with respect to it, or seeking to adjudicate it a bankrupt or insolvent, or seeking reorganization, arrangement, adjustment, winding-up, liquidation, dissolution, composition or other relief with respect to it or its debts, or (B) seeking appointment of a receiver, trustee, custodian, conservator or other similar official for it or for all or any substantial part of its assets, or the Borrower or any Subsidiary shall make a general assignment for the benefit of its creditors; or (ii) there shall be commenced against the Borrower or any Subsidiary any case, proceeding or other action of a nature referred to in clause (i) above which (A) results in the entry of an order for relief or any such adjudication or appointment or (B) remains undismissed, undischarged or unbonded for a period of 60 days; or (iii) there shall be commenced against the Borrower or any Subsidiary any case, proceeding or other action seeking issuance of a warrant of attachment, execution, distraint or similar process against all or any substantial part of its assets which results in the entry of an order for any such relief which shall not have been vacated, discharged, or stayed or bonded pending appeal within 60 days from the entry thereof; or (iv) the Borrower or any Subsidiary shall take any action in furtherance of, or indicating its consent to, approval of, or acquiescence in, any of the acts set forth in clause (i), (ii), or (iii) above; or (v) the Borrower or any Subsidiary shall generally not, or shall be unable to, or shall admit in writing its inability to, pay its debts as they become due; or

            (f) One or more judgments or decrees shall be entered against the Borrower or any of its Subsidiaries involving in the aggregate a liability (to the extent not paid when due or covered by insurance) of $10,000,000 or more and all such judgments or decrees shall not have been paid and satisfied, vacated, discharged, stayed or bonded pending appeal within 10 days from the entry thereof; or

            (g) (i) The Borrower or any of its Subsidiaries shall engage in any "prohibited transaction" (as defined in Section 406 of ERISA or
      Section 4975 of the Code) involving any Plan, (ii) any "accumulated funding deficiency" (as defined in Section 302 of ERISA), whether or not waived, shall exist with respect to any Plan or any Lien in favor of the PBGC or a Plan (other than a Permitted Lien) shall arise on the assets of the Borrower or any Commonly Controlled Entity, (iii) a Reportable Event shall occur with respect to, or proceedings shall commence to have a trustee appointed, or a trustee shall be appointed, to administer or to terminate, any Single Employer Plan, which Reportable Event or commencement of proceedings or appointment of a Trustee is, in the reasonable opinion of the Required Lenders, likely to result in the termination of such Plan for purposes of Title IV of ERISA, (iv) any Single Employer Plan shall terminate for purposes of Title IV of ERISA,
      (v) the Borrower, any of its Subsidiaries or any Commonly Controlled Entity shall, or in the reasonable opinion of the Required Lenders is likely to, incur any liability in connection with a withdrawal from, or the Insolvency or Reorganization of, any Multiemployer Plan or (vi) any other similar event or condition shall occur or exist with respect to a Plan; and in each case in clauses (i) through (vi) above, such event or condition, together with all other such events or conditions, if any, could reasonably be expected to have a Material Adverse Effect; or

            (h) There shall occur (i) a Change of Control under this Agreement, (ii) a Change of Control (as defined in the Senior Indenture as in effect on the date hereof) under the Senior Indenture, (iii) a Change of Control (as defined in the Subordinated Indenture as in effect on the date hereof) under the Subordinated Indenture, or (iv) a Change of Control (as defined in the Second Senior Indenture as in effect on the date hereof) under the Second Senior Indenture; or

            (i) The Guaranty or any provision thereof shall cease to be in full force and effect or any Guarantor or any Person acting by or on behalf of any Guarantor shall deny or disaffirm any Guarantor's obligations under the Guaranty; or

            (j) Any other Credit Document shall fail to be in full force and effect or to give the Administrative Agent and/or the Lenders the rights, powers and privileges purported to be created thereby (except as such documents may be terminated or no longer in force and effect in accordance with the terms thereof, other than those indemnities and provisions which by their terms shall survive); or

            (k) The occurrence and continuation of any Event of Default under and as defined in the Senior Indenture; or

            (l) The occurrence and continuation of any Event of Default under and as defined in the Subordinated Indenture; or

            (m) The occurrence and continuation of any Event of Default under and as defined in the Second Senior Indenture; or

            (n) The subordination provisions in the Subordinated Indenture shall, in whole or in part, terminate, cease to be effective or cease to be legally valid, binding and enforceable against any holder of the Subordinated Debt Securities; or

            (o) The occurrence of a default or event of default (in each case which shall continue beyond the expiration of any applicable grace periods) under, or the occurrence of any event that results in or would permit the termination of any Lender Hedging Agreement.

      SECTION 7.2   ACCELERATION; REMEDIES.

      Upon the occurrence  of an Event of Default, then, and in any such event,
(a) if such event is an Event of Default specified in Section 7.1(e) above, automatically the Commitments shall immediately terminate and the Loans (with accrued interest thereon), and all other amounts under the Credit Documents shall immediately become due and payable, and (b) if such event is any other Event of Default, either or both of the following actions may be taken:
(i) the Administrative Agent may, or upon the written request of the Required Lenders, the Administrative Agent shall, by notice to the Borrower declare the Commitments to be terminated forthwith, whereupon the Commitments shall immediately terminate; and (ii) the Administrative Agent may, or upon the written request of the Required Lenders, the Administrative Agent shall, by notice of default to the Borrower, declare the Loans (with accrued interest thereon) and all other amounts owing under this Agreement and the Notes to be due and payable forthwith.


                                   ARTICLE VIII

                                   THE AGENT

      SECTION 8.1   APPOINTMENT.

      Each Lender hereby irrevocably designates and appoints Wachovia Bank, National Association as the Administrative Agent of such Lender under this Agreement, and each such Lender irrevocably authorizes Wachovia Bank, National Association, as the Administrative Agent for such Lender, to take such action on its behalf under the provisions of this Agreement and to exercise such powers and perform such duties as are expressly delegated to the Administrative Agent by the terms of this Agreement, together with such other powers as are reasonably incidental thereto. Notwithstanding any provision to the contrary elsewhere in this Agreement, the Administrative Agent shall not have any duties or responsibilities, except those expressly set forth herein, or any fiduciary relationship with any Lender, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Agreement or otherwise exist against the Administrative Agent.

      SECTION 8.2   DELEGATION OF DUTIES.

      The Administrative Agent may execute any of its duties under this Agreement by or through agents or attorneys-in-fact and shall be entitled to advice of counsel concerning all matters pertaining to such duties. The Administrative Agent shall not be responsible for the negligence or misconduct of any agents or attorneys-in-fact selected by it with reasonable care. Without limiting the foregoing, the Administrative Agent may appoint one of its affiliates as its agent to perform the functions of the Administrative Agent hereunder relating to the advancing of funds to the Borrower and distribution of funds to the Lenders and to perform such other related functions of the Administrative Agent hereunder as are reasonably incidental to such functions.

      SECTION 8.3   EXCULPATORY PROVISIONS.

      Neither the Administrative Agent nor any of its officers, directors, employees, agents, attorneys-in-fact or affiliates shall be (i) liable for any action lawfully taken or omitted to be taken by it or such Person under or in connection with this Agreement (except for its or such Person's own gross negligence or willful misconduct) or (ii) responsible in any manner to any of the Lenders for any recitals, statements, representations or warranties made by the Borrower or any officer thereof contained in this Agreement or in any certificate, report, statement or other document referred to or provided for in, or received by the Administrative Agent under or in connection with, this Agreement or for the value, validity, effectiveness, genuineness, enforceability or sufficiency of any of the Credit Documents or for any failure of the Borrower to perform its obligations hereunder or thereunder. The Administrative Agent shall not be under any obligation to any Lender to ascertain or to inquire as to the observance or performance by the Borrower of any of the agreements contained in, or conditions of, this Agreement, or to inspect the properties, books or records of the Borrower.

      SECTION 8.4   RELIANCE BY ADMINISTRATIVE AGENT.

      The Administrative Agent shall be entitled to rely, and shall be fully protected in relying, upon any Note, writing, resolution, notice, consent, certificate, affidavit, letter, cablegram, telegram, telecopy, telex or teletype message, statement, order or other document or conversation believed by it in good faith to be genuine and correct and to have been signed, sent or made by the proper Person or Persons and upon advice and statements of legal counsel (including, without limitation, counsel to the Borrower), independent accountants and other experts selected by the Administrative Agent. The Administrative Agent may deem and treat the payee of any Note as the owner thereof for all purposes unless (a) a written notice of assignment, negotiation or transfer thereof shall have been filed with the Administrative Agent and
(b) the Administrative Agent shall have received the written agreement of such assignee to be bound hereby as fully and to the same extent as if such assignee were an original Lender party hereto, in each case in form satisfactory to the Administrative Agent. The Administrative Agent shall be fully justified in failing or refusing to take any action under this Agreement unless it shall first receive such advice or concurrence of the Required Lenders as it deems appropriate or it shall first be indemnified to its satisfaction by the Lenders against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action. The Administrative Agent shall in all cases be fully protected in acting, or in refraining from acting, under any of the Credit Documents in accordance with a request of the Required Lenders or all of the Lenders, as may be required under this Agreement, and such request and any action taken or failure to act pursuant thereto shall be binding upon all the Lenders and all future holders of the Notes.

      SECTION 8.5   NOTICE OF DEFAULT.

      The Administrative Agent shall not be deemed to have knowledge or notice of the occurrence of any Default or Event of Default hereunder unless the Administrative Agent has received notice from a Lender or the Borrower referring to this Agreement, describing such Default or Event of Default and stating on the face thereof that such notice is a "notice of default". In the event that the Administrative Agent receives such a notice, the Administrative Agent shall give prompt notice thereof to the Lenders. The Administrative Agent shall take such action with respect to such Default or Event of Default as shall be reasonably directed by the Required Lenders; provided, however, that unless and until the Administrative Agent shall have received such directions, the Administrative Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Default or Event of Default as it shall deem advisable in the best interests of the Lenders except to the extent that this Agreement expressly requires that such action be taken, or not taken, only with the consent or upon the authorization of the Required Lenders, or all of the Lenders, as the case may be.

      SECTION .   NON-RELIANCE ON ADMINISTRATIVE AGENT AND OTHER LENDERS.

      Each Lender expressly acknowledges that neither the Administrative Agent nor any of its officers, directors, employees, agents, attorneys-in-fact or affiliates has made any representation or warranty to it and that no act by the Administrative Agent hereinafter taken, including any review of the affairs of the Borrower, shall be deemed to constitute any representation or warranty by the Administrative Agent to any Lender. Each Lender represents to the Administrative Agent that it has, independently and without reliance upon the Administrative Agent or any other Lender, and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the business, operations, property, financial and other condition and creditworthiness of the Borrower and made its own decision to make its Loans hereunder and enter into this Agreement. Each Lender also represents that it will, independently and without reliance upon the Administrative Agent or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit analysis, appraisals and decisions in taking or not taking action under this Agreement, and to make such investigation as it deems necessary to inform itself as to the business, operations, property, financial and other condition and creditworthiness of the Borrower. Except for notices, reports and other
documents  expressly  required  to   be   furnished   to  the  Lenders  by  the
Administrative Agent hereunder, the Administrative Agent shall not have any duty or responsibility to provide any Lender with any credit or other information concerning the business, operations, property, condition (financial or otherwise), prospects or creditworthiness of the Borrower which may come into the possession of the Administrative Agent or any of its officers, directors, employees, agents, attorneys-in-fact or affiliates.

      SECTION 8.6   INDEMNIFICATION.

      The Lenders agree to indemnify the Administrative Agent in its capacity hereunder (to the extent not reimbursed by the Borrower and without limiting the obligation of the Borrower to do so), ratably according to their respective Commitment Percentages in effect on the date on which indemnification is sought under this Section, from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind whatsoever which may at any time (including, without limitation, at any time following the payment of the Notes) be imposed on, incurred by or asserted against the Administrative Agent in any way relating to or arising out of any Credit Document or any documents contemplated by or referred to herein or therein or the transactions contemplated hereby or thereby or any action taken or omitted by the Administrative Agent under or in connection with any of the foregoing; provided, however, that no Lender shall be liable for the payment of any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements to the extent resulting from the Administrative Agent's gross negligence or willful misconduct, as determined by a court of competent jurisdiction. The agreements in this Section 8.7 shall survive the termination of this Agreement and payment of the Notes and all other amounts payable hereunder.

      SECTION 8.7   ADMINISTRATIVE AGENT IN ITS INDIVIDUAL CAPACITY.

      The Administrative Agent and its affiliates may make loans to, accept deposits from and generally engage in any kind of business with the Borrower as though the Administrative Agent were not the Administrative Agent hereunder. With respect to its Loans made or renewed by it and any Note issued to it, the Administrative Agent shall have the same rights and powers under this Agreement as any Lender and may exercise the same as though it were not the Administrative Agent, and the terms "Lender" and "Lenders" shall include the Administrative Agent in its individual capacity.

      SECTION 8.8   SUCCESSOR ADMINISTRATIVE AGENT.

      The Administrative Agent may resign as Administrative Agent upon 30 days' prior notice to the Borrower and the Lenders. The Administrative Agent may be compelled to resign as Administrative Agent at the request of the Required Lenders upon 30 days' prior notice to the Administrative Agent and the Lenders. If the Administrative Agent shall resign as Administrative Agent under this Agreement and the Notes, or if the Administrative Agent shall receive notice of the request of the Required Lenders that the Administrative Agent resign as Administrative Agent under this Agreement and the Notes, then (i) within 30 days after delivery of such notice by the Administrative Agent or the Required Lenders, as appropriate, the Required Lenders shall appoint a successor agent for the Lenders, or (ii) if the Required Lenders fail to appoint a successor agent within such 30 day period, the Administrative Agent being replaced shall be entitled to appoint a successor agent, which successor agent, in either case, shall be approved by the Borrower, whereupon such successor agent shall succeed to the rights, powers and duties of the Administrative Agent, and the term "Administrative Agent" shall mean such successor agent effective upon such appointment and approval, and the former Administrative Agent's rights, powers and duties as Administrative Agent shall be terminated, without any other or further act or deed on the part of such former Administrative Agent or any of the parties to this Agreement or any holders of the Notes. After any retiring Administrative Agent's resignation as Administrative Agent, the provisions of this Section 8.9 shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Administrative Agent under this Agreement.


                                   ARTICLE IX

                                 MISCELLANEOUS

      SECTION 9.1   AMENDMENTS AND WAIVERS.

      Neither this Agreement, nor any of the Notes, nor any of the other Credit Documents, nor any terms hereof or thereof may be amended, supplemented, waived or modified except in accordance with the provisions of this Section 9.1 nor may be released except as specifically provided herein or in accordance with the provisions of this Section 9.1. The Required Lenders may, or, with the written consent of the Required Lenders, the Administrative Agent may, from time to time, (a) enter into with the Borrower written amendments, supplements or modifications hereto and to the other Credit Documents for the purpose of adding any provisions to this Agreement or the other Credit Documents or changing in any manner the rights of the Lenders or of the Borrower hereunder or thereunder or (b) waive, on such terms and conditions as the Required Lenders may specify in such instrument, any of the requirements of this Agreement or the other Credit Documents or any Default or Event of Default and its consequences; provided, however, that no such amendment, waiver, supplement, modification or release shall:

                  (i) reduce the amount or extend the scheduled date of maturity of any Loan or Note or any installment thereon, or reduce the stated rate of any interest or fee payable hereunder (other than interest at the increased post-default rate) or extend the scheduled date of any payment thereof or increase the amount or extend the expiration date of any Lender's Commitment or Commitment Percentage, in each case without the written consent of each Lender directly affected thereby, or

                  (ii)  amend,  modify   or   waive   any   provision  of  this
            Section 9.1 or reduce the percentage specified in the definition of Required Lenders, without the written consent of all the Lenders, or

                  (iii) amend,  modify  or  waive any provision of Article VIII without the written consent of the then Administrative Agent, or

                  (iv) release any of the Guarantors from their obligations under the Guaranty, without the written consent of all of the Lenders, or

                  (v) amend, modify or waive any provision of the Credit Documents requiring consent, approval or request of the Required Lenders or all Lenders, without the written consent of all of the Required Lenders or Lenders as appropriate and, provided, further, that no amendment, waiver or consent affecting the rights or duties of the Administrative Agent under any Credit Document shall in any event be effective, unless in writing and signed by the Administrative Agent, in addition to the Lenders required hereinabove to take such action.

      Any such waiver, any such amendment, supplement or modification and any such release shall apply equally to each of the Lenders and shall be binding upon the Borrower, the other Credit Parties, the Lenders, the Administrative Agent and all future holders of the Notes. In the case of any waiver, the Borrower, the other Credit Parties, the Lenders and the Administrative Agent shall be restored to their former position and rights hereunder and under the outstanding Loans and Notes and other Credit Documents, and any Default or Event of Default waived shall be deemed to be cured and not continuing; but no such waiver shall extend to any subsequent or other Default or Event of Default, or impair any right consequent thereon.

      Notwithstanding any of the foregoing to the contrary, the consent of the Borrower shall not be required for any amendment, modification or waiver of the provisions of Article VIII (other than the provisions of Section 8.9); provided, however, that the Administrative Agent will provide written notice to the Borrower of any such amendment, modification or waiver. In addition, the Borrower and the Lenders hereby authorize the Administrative Agent to modify this Agreement by unilaterally amending or supplementing Schedule 2.1(a) from time to time in the manner requested by the Borrower, the Administrative Agent or any Lender in order to reflect any assignments or transfers of the Loans as provided for hereunder; provided, however, that the Administrative Agent shall promptly deliver a copy of any such modification to the Borrower and each Lender.

      Notwithstanding the fact that the consent of all the Lenders is required in certain circumstances as set forth above, (x) each Lender is entitled to vote as such Lender sees fit on any bankruptcy reorganization plan that affects the Loans, and each Lender acknowledges that the provisions of Section 1126(c) of the Bankruptcy Code supersede the unanimous consent provisions set forth herein and (y) the Required Lenders may consent to allow a Credit Party to use cash collateral in the context of a bankruptcy or insolvency proceeding.

      SECTION 9.2   NOTICES.

      Except as otherwise provided in Article II, all notices, requests and demands to or upon the respective parties hereto to be effective shall be in writing (including by telecopy), and, unless otherwise expressly provided herein, shall be deemed to have been duly given or made (a) when delivered by hand, (b) when transmitted via telecopy (or other facsimile device) to the number set out herein, (c) the day following the day on which the same has been delivered prepaid to a reputable national overnight air courier service, or
(d) the third Business Day following the day on which the same is sent by certified or registered mail, postage prepaid, in each case, addressed to each such party at the address set forth on Schedule 9.2, or to such other address as may be hereafter notified by the respective parties hereto and any future holders of the Notes.

      SECTION 9.3   NO WAIVER; CUMULATIVE REMEDIES.

      No failure to exercise and no delay in exercising, on the part of the Administrative Agent or any Lender, any right, remedy, power or privilege hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges herein provided are cumulative and not exclusive of any rights, remedies, powers and privileges provided by law.

      SECTION 9.4   SURVIVAL OF REPRESENTATIONS AND WARRANTIES.

      All representations and warranties made hereunder and in any document, certificate or statement delivered pursuant hereto or in connection herewith shall survive the execution and delivery of this Agreement and the Notes and the making of the Loans, provided that all such representations and warranties shall terminate on the date upon which the Commitments have been terminated and all amounts owing hereunder and under any Notes have been paid in full.

      SECTION 9.5   PAYMENT OF EXPENSES AND TAXES.

      The Borrower agrees (a) to pay or reimburse the Administrative Agent and Wachovia Capital Markets, LLC for all their reasonable out-of-pocket costs and expenses incurred in connection with the development, preparation, negotiation, printing and execution of, and any amendment, supplement or modification to, this Agreement and the other Credit Documents and any other documents prepared in connection herewith or therewith, and the consummation and administration of the transactions contemplated hereby and thereby (including, without limitation, reasonable field examination expenses and charges), together with the reasonable fees and disbursements of counsel to the Administrative Agent and Wachovia Capital Markets, LLC, (b) to pay or reimburse the Administrative Agent and Wachovia Capital Markets, LLC for all their reasonable out-of-pocket expenses incurred in connection with the arrangement and syndication of the facilities established by this Agreement, (c) to pay or reimburse each Lender and the Administrative Agent for all its costs and expenses incurred in connection with the enforcement or preservation of any rights under, or defense against any actions arising out of, this Agreement, the Notes and any such other  documents,  including,  without  limitation,  the  reasonable  fees  and disbursements of counsel to the Administrative Agent and to the Lenders (including reasonable allocated costs of in-house legal counsel), (d) on demand, to pay, indemnify, and hold each Lender and the Administrative Agent harmless from, any and all recording and filing fees and any and all liabilities with respect to, or resulting from any delay in paying, stamp, excise and other similar taxes, if any, which may be payable or determined to be payable in connection with the execution and delivery of, or consummation or administration of any of the transactions contemplated by, or any amendment, supplement or modification of, or any waiver or consent under or in respect of, the Credit Documents and any such other documents, and (e) to pay, indemnify, and hold each Lender, the Administrative Agent, Wachovia Capital Markets, LLC and their Affiliates harmless from and against, any and all other liabilities, obligations, losses, damages, penalties, claims, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever (including, without limitation, reasonable fees and disbursements of counsel to the Administrative Agent, the Lenders and Wachovia Capital Markets, LLC (including reasonable allocated costs of in-house legal counsel) and settlement costs), with respect to the enforcement of the Credit Documents and the use, or proposed use, of proceeds of the Loans (all of the foregoing, collectively, the "indemnified liabilities"); provided, however, that the Borrower shall not have any obligation hereunder to the Administrative Agent or any Lender with respect to indemnified liabilities arising from the gross negligence or willful misconduct of the Administrative Agent or any such Lender, as determined by a court of competent jurisdiction. The agreements in this Section 9.5 shall survive repayment of the Loans, Notes and all other amounts payable hereunder.

      SECTION 9.6   SUCCESSORS AND ASSIGNS; PARTICIPATIONS; PURCHASING LENDERS.

            (a) This Agreement shall be binding upon and inure to the benefit of the Borrower, the Lenders, the Administrative Agent, all future holders of the Notes and their respective successors and assigns, except that the Borrower may not assign or transfer any of its rights or obligations under this Agreement or the other Credit Documents without the prior written consent of each Lender.

            (b)   Any Lender may,  in  the  ordinary  course  of its commercial banking business and in accordance with applicable law, at any time sell to one or more banks or other entities ("Participants") participating interests in any Loan owing to such Lender, any Note held by such Lender, any Commitment of such Lender, or any other interest of such Lender hereunder. In the event of any such sale by a Lender of participating interests to a Participant, such Lender's obligations under this Agreement to the other parties to this Agreement shall remain unchanged, such Lender shall remain solely responsible for the performance thereof, such Lender shall remain the holder of any such Note for all purposes under this Agreement, and the Borrower and the Administrative Agent shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under this Agreement. No Lender shall transfer or grant any participation under which the Participant shall have rights to approve any amendment to or waiver of this Agreement or any other Credit Document except to the extent such amendment or waiver would (i) extend the scheduled maturity of any Loan or Note or any installment thereon in which such Participant is participating, or reduce the stated rate or extend the time of payment of interest or fees thereon (except in connection with a waiver of interest at the increased post-default rate) or reduce the principal amount thereof, or increase the amount of the Participant's participation over the amount thereof then in effect (it being understood that a waiver of any Default or Event of Default shall not constitute a change in the terms of such participation, and that an increase in any Commitment or Loan shall be permitted without consent of any participant if the Participant's participation is not increased as a result thereof), (ii) release any of the Guarantors from their obligations under the Guaranty or (iii) consent to the assignment or transfer by the Borrower of any of its rights and obligations under this Agreement. In the case of any such participation, the Participant shall not have any rights under this Agreement or any of the other Credit Documents (the Participant's rights against such Lender in respect of such participation to be those set forth in the agreement executed by such Lender in favor of the Participant relating thereto) and all amounts payable by the Borrower hereunder shall be determined as if such Lender had not sold such participation, provided that each Participant shall be entitled to the benefits of Sections 2.13, 2.14,
      2.15 and 9.5 with respect to its participation in the Commitments and the Loans outstanding from time to time; provided, that (a) no Participant shall be entitled to receive any greater amount pursuant to such Sections than the transferor Lender would have been entitled to receive in respect of the amount of the participation transferred by such transferor Lender to such Participant had no such transfer occurred and (b) such Participant shall be subject to the limitations and obligations set forth in Sections 2.13, 2.14, 2.15 and 9.5 as if such Participant was a Lender hereunder.

            (c) Any Lender may, in the ordinary course of its commercial banking business and in accordance with applicable law, at any time, sell or assign to any Lender or any affiliate thereof and with the consent of the Administrative Agent and, so long as no Default or Event of Default has occurred and is continuing, the Borrower (in each case, which consent shall not be unreasonably withheld), to one or more additional banks or financial institutions ("Purchasing Lenders"), a constant, and not a varying, percentage of all or any part of its rights and obligations under this Agreement and the Notes in minimum amounts of $5,000,000 with respect to its Commitment and its Loans (or, if less, the entire amount of such Lender's obligations), pursuant to a Commitment Transfer Supplement, executed by such Purchasing Lender and such transferor Lender (and, in the case of a Purchasing Lender that is not then a Lender or an affiliate thereof, the Administrative Agent and, so long as no Default or Event of Default has occurred and is continuing, the Borrower), and delivered to the Administrative Agent for its acceptance and recording in the Register; provided, however, that any sale or assignment to an existing Lender shall not require the consent of the Administrative Agent or the Borrower nor shall any such sale or assignment be subject to the minimum assignment amounts specified herein. Upon such execution, delivery, acceptance and recording, from and after the Transfer Effective Date specified in such Commitment Transfer Supplement, (x) the Purchasing Lender thereunder shall be a party hereto and, to the extent provided in such Commitment Transfer Supplement, have the rights and obligations of a Lender hereunder with a Commitment as set forth therein, and (y) the transferor Lender thereunder shall, to the extent provided in such Commitment Transfer Supplement, be released from its obligations under this Agreement (and, in the case of a Commitment Transfer Supplement covering all or the remaining portion of a transferor Lender's rights and obligations under this Agreement, such transferor Lender shall cease to be a party hereto). Such Commitment Transfer Supplement shall be deemed to amend this Agreement to the extent, and only to the extent, necessary to reflect the addition of such Purchasing Lender and the resulting adjustment of Commitment Percentages arising from the purchase by such Purchasing Lender of all or a portion of the rights and obligations of such transferor Lender under this Agreement and the Notes. On or prior to the Transfer Effective Date specified in such Commitment Transfer Supplement, the Borrower, at its own expense, shall execute and deliver to the Administrative Agent in exchange for the Notes delivered to the Administrative Agent pursuant to such Commitment Transfer Supplement new Notes to the order of such Purchasing Lender in an amount equal to the Commitment assumed by it pursuant to such Commitment Transfer Supplement and, unless the transferor Lender has not retained a Commitment hereunder, new Notes to the order of the transferor Lender in an amount equal to the Commitment retained by it hereunder. Such new Notes shall be dated the Closing Date and shall otherwise be in the form of the Notes replaced thereby. The Notes surrendered by the transferor Lender shall be returned by the Administrative Agent to the Borrower marked "canceled".

            (d) The Administrative Agent shall maintain at its address referred to in Section 9.2 a copy of each Commitment Transfer Supplement delivered to it and a register (the "Register") for the recordation of the names and addresses of the Lenders and the Commitment of, and principal amount of the Loans owing to, each Lender from time to time. The entries in the Register shall be conclusive, in the absence of manifest error, and the Borrower, the Administrative Agent and the Lenders may treat each Person whose name is recorded in the Register as the owner of the Loan recorded therein for all purposes of this
      Agreement. The Register shall be available for inspection by the Borrower or any Lender at any reasonable time and from time to time upon reasonable prior notice.

            (e) Upon its receipt of a duly executed Commitment Transfer Supplement, together with payment to the Administrative Agent by the transferor Lender or the Purchasing Lender, as agreed between them, of a registration and processing fee of $3,500 for each Purchasing Lender listed in such Commitment Transfer Supplement and the Notes subject to such Commitment Transfer Supplement, the Administrative Agent shall
      (i) accept   such   Commitment   Transfer   Supplement,  (ii) record  the
      information contained therein in the Register and (iii) give prompt notice of such acceptance and recordation to the Lenders and the Borrower.

            (f)   The  Borrower authorizes  each  Lender  to  disclose  to  any
      Participant or Purchasing Lender (each, a "Transferee") and any prospective Transferee any and all financial information in such Lender's possession concerning the Borrower and its Affiliates which has been delivered to such Lender by or on behalf of the Borrower pursuant to this Agreement or which has been delivered to such Lender by or on behalf of the Borrower in connection with such Lender's credit evaluation of the Borrower and its Affiliates prior to becoming a party to this Agreement, in each case subject to Section 9.16.

            (g) At the time of each assignment pursuant to this Section 9.6 to a Person which is not already a Lender hereunder and which is not a United States person (as such term is defined in Section 7701(a)(30) of the Code) for Federal income tax purposes, the assignee Lender shall provide to the Borrower and the Administrative Agent the appropriate Internal Revenue Service Forms (and, if applicable, a 2.15 Certificate) described in Section 2.15 and shall be subject to the provisions of
      Section 2.15.

            (h) Nothing herein shall prohibit any Lender from pledging or assigning any of its rights under this Agreement (including, without limitation, any right to payment of principal and interest under any
      Note) to any Federal Reserve Bank in accordance with applicable laws.

      SECTION 9.7   ADJUSTMENTS; SET-OFF.

            (a) Each Lender agrees that if any Lender (a "benefited Lender") shall at any time receive any payment of all or part of its Loans, or interest thereon, or receive any collateral in respect thereof (whether voluntarily or involuntarily, by set-off, pursuant to events or proceedings of the nature referred to in Section 7.1(e), or otherwise) in a greater proportion than any such payment to or collateral received by any other Lender, if any, in respect of such other Lender's Loans, or interest thereon, such benefited Lender shall purchase for cash from the other Lenders a participating interest in such portion of each such other Lender's Loan, or shall provide such other Lenders with the benefits of any such collateral, or the proceeds thereof, as shall be necessary to cause such benefited Lender to share the excess payment or benefits of such collateral or proceeds ratably with each of the Lenders; provided, however, that if all or any portion of such excess payment or benefits is thereafter recovered from such benefited Lender, such purchase shall be rescinded, and the purchase price and benefits returned, to the extent of such recovery, but without interest. The Borrower agrees that each Lender so purchasing a portion of another Lender's Loans may exercise all rights of payment (including, without limitation, rights of set-off) with respect to such portion as fully as if such Lender were the direct holder of such portion.

            (b) In addition to any rights and remedies of the Lenders provided by law (including, without limitation, other rights of set-off), each Lender shall have the right, without prior notice to the Borrower, any such notice being expressly waived by the Borrower to the extent permitted by applicable law, upon the occurrence of any Event of Default, to setoff and appropriate and apply any and all deposits (general or special, time or demand, provisional or final), in any currency, and any other credits, indebtedness or claims, in any currency, in each case whether direct or indirect, absolute or contingent, matured or unmatured, at any time held or owing by such Lender or any branch or agency thereof to or for the credit or the account of the Borrower, or any part thereof in such amounts as such Lender may elect, against and on account of the obligations and liabilities of the Borrower to such Lender hereunder and claims of every nature and description of such Lender against the Borrower, in any currency, whether arising hereunder, under the Notes or under any documents contemplated by or referred to herein or therein, as such Lender may elect, whether or not such Lender has made any demand for payment and although such obligations, liabilities and claims may be contingent or unmatured. The aforesaid right of set-off may be exercised by such Lender against the Borrower or against any trustee in bankruptcy, debtor in possession, assignee for the benefit of creditors, receiver or execution, judgment or attachment creditor of the Borrower, or against anyone else claiming through or against the Borrower or any such trustee in bankruptcy, debtor in possession, assignee for the benefit of creditors, receiver, or execution, judgment or attachment creditor, notwithstanding the fact that such right of set-off shall not have been exercised by such Lender prior to the occurrence of any Event of Default. Each Lender agrees promptly to notify the Borrower and the Administrative Agent after any such set-off and application made by such Lender; provided, however, that the failure to give such notice shall not affect the validity of such set-off and application.

      SECTION 9.8   TABLE OF CONTENTS AND SECTION HEADINGS.

      The table of contents and the Section and subsection headings herein are intended for convenience only and shall be ignored in construing this Agreement.

      SECTION 9.9   COUNTERPARTS.

      This Agreement may be executed by one or more of the parties to this Agreement on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. A set of the copies of this Agreement signed by all the parties shall be lodged with the Borrower and the Administrative Agent.

      SECTION 9.10   EFFECTIVENESS.

      This Agreement shall become effective on the date on which all of the parties have signed a copy hereof (whether the same or different copies) and shall have delivered the same to the Administrative Agent pursuant to
Section 9.2 or, in the case of the Lenders, shall have given to the Administrative Agent written, telecopied or telex notice (actually received) at such office that the same has been signed and mailed to it.

      SECTION 9.11   SEVERABILITY.

      Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

      SECTION 9.12   INTEGRATION.

      This Agreement and the Notes represent the agreement of the Borrower, the Administrative Agent and the Lenders with respect to the subject matter hereof, and there are no promises, undertakings, representations or warranties by the Administrative Agent, the Borrower or any Lender relative to the subject matter hereof not expressly set forth or referred to herein or in the Notes.

      SECTION 9.13   GOVERNING LAW.

      This Agreement and the Notes and the rights and obligations of the parties under this Agreement and the Notes shall be governed by, and construed and interpreted in accordance with, the law of the State of North Carolina.

      SECTION 9.14   CONSENT TO JURISDICTION AND SERVICE OF PROCESS.

      All judicial proceedings brought against the Borrower and/or any other Credit Party with respect to this Agreement, any Note or any of the other Credit Documents may be brought in any state or federal court of competent jurisdiction in the State of North Carolina, and, by execution and delivery of this Agreement, each of the Borrower and the other Credit Parties accepts, for itself and in connection with its properties, generally and unconditionally, the non-exclusive jurisdiction of the aforesaid courts and irrevocably agrees to be bound by any final judgment rendered thereby in connection with this Agreement from which no appeal has been taken or is available. Each of the Borrower and the other Credit Parties irrevocably agrees that all service of process in any such proceedings in any such court may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to it at its address set forth in Section 9.2 or at such other address of which the Administrative Agent shall have been notified pursuant thereto, such service being hereby acknowledged by each of the Borrower and the other Credit Parties to be effective and binding service in every respect. Each of the Borrower, the other Credit Parties, the Administrative Agent and the Lenders irrevocably waives any objection, including, without limitation, any objection to the laying of venue or based on the grounds of forum non conveniens which it may now or hereafter have to the bringing of any such action or proceeding in any such jurisdiction. Nothing herein shall affect the right to serve process in any other manner permitted by law or shall limit the right of any Lender to bring proceedings against the Borrower or the other Credit Parties in the court of any other jurisdiction.

      SECTION 9.15   ARBITRATION.

            (a) Notwithstanding the provisions of Section 9.14 to the contrary, upon demand of any party hereto, whether made before or within three (3) months after institution of any judicial proceeding, any dispute, claim or controversy arising out of, connected with or relating to this Agreement and other Credit Documents ("Disputes") between or among parties to this Agreement shall be resolved by binding arbitration as provided herein. Institution of a judicial proceeding by a party does not waive the right of that party to demand arbitration hereunder. Disputes may include, without limitation, tort claims, counterclaims, disputes as to whether a matter is subject to arbitration, claims brought as class actions, claims arising from Credit Documents executed in the future, or claims arising out of or connected with the transaction reflected by this Agreement.

            Arbitration shall be conducted under and governed by the Commercial Arbitration Rules (the "Arbitration Rules") of the American Arbitration Association (the "AAA") and Title 9 of the U.S. Code. All arbitration hearings shall be conducted in Charlotte, North Carolina. A hearing shall begin within 90 days of demand for arbitration and all hearings shall be concluded within 120 days of demand for arbitration. These time limitations may not be extended unless a party shows cause for extension and then no more than a total extension of 60 days. The expedited procedures set forth in Rule 51 et seq. of the Arbitration Rules shall be applicable to claims of less than $1,000,000. All applicable statutes of limitation shall apply to any Dispute. A judgment upon the award may be entered in any court having jurisdiction. Arbitrators shall be licensed attorneys selected from the Commercial Financial Dispute Arbitration Panel of the AAA. The parties hereto do not waive applicable Federal or state substantive law except as provided herein.

            (b) Notwithstanding the preceding binding arbitration provisions, the Administrative Agent, the Lenders, the Borrower and the other Credit Parties agree to preserve, without diminution, certain remedies that the Administrative Agent on behalf of the Lenders may employ or exercise freely, independently or in connection with an arbitration proceeding or after an arbitration action is brought. The Administrative Agent on behalf of the Lenders shall have the right to proceed in any court of proper jurisdiction or by self-help to exercise or prosecute the following remedies, as and if applicable (i) all rights to foreclose against any real or personal property or other security by exercising a power of sale granted under Credit Documents or under applicable law or by judicial foreclosure and sale, including a proceeding to confirm the sale; (ii) all rights of self-help including peaceful occupation of real property and collection of rents, set-off, and peaceful possession of personal property; (iii) obtaining provisional or ancillary remedies including injunctive relief, sequestration, garnishment, attachment, appointment of receiver and filing an involuntary bankruptcy proceeding; and (iv) when applicable, a judgment by confession of judgment. Preservation of these remedies does not limit the power of an arbitrator to grant similar remedies that may be requested by a party in a Dispute.

            (c) The parties hereto agree that they shall not have a remedy of punitive or exemplary damages against the other in any Dispute and hereby waive any right or claim to punitive or exemplary damages they have now or which may arise in the future in connection with any Dispute whether the Dispute is resolved by arbitration or judicially.

            (d) By execution and delivery of this Agreement, each of the parties hereto accepts, for itself and in connection with its properties, generally and unconditionally, the non-exclusive jurisdiction relating to any arbitration proceedings conducted under the Arbitration Rules in Charlotte, North Carolina and irrevocably agrees to be bound by any final judgment rendered thereby in connection with this Agreement from which no appeal has been taken or is available.

      SECTION 9.16   CONFIDENTIALITY.

      The Administrative Agent and each of the Lenders agrees that it will use its best efforts not to disclose without the prior consent of the Borrower (other than to its employees, affiliates, auditors or counsel or to another Lender) any information with respect to the Credit Parties which is furnished pursuant to this Agreement, any other Credit Document or any documents contemplated by or referred to herein or therein and which is designated by the Borrower to the Lenders in writing as confidential or as to which it is otherwise reasonably clear such information is not public, except that any Lender may disclose any such information (a) as has become generally available to the public other than by a breach of this Section 9.16, (b) as may be required or appropriate in any report, statement or testimony submitted to any municipal, state or federal regulatory body having or claiming to have jurisdiction over such Lender or to the Federal Reserve Board or the Federal Deposit Insurance Corporation or the OCC or the NAIC or similar organizations (whether in the United States or elsewhere) or their successors, (c) as may be required or appropriate in response to any summons or subpoena or any law, order, regulation or ruling applicable to such Lender, (d) to any prospective Participant or assignee in connection with any contemplated transfer pursuant to Section 9.6, provided that such prospective transferee shall have been made aware of this Section 9.16 and shall have agreed to be bound by its provisions as if it were a party to this Agreement, (e) to Gold Sheets and other similar bank trade publications, such information to consist of deal terms and other information regarding the credit facilities evidenced by this Agreement customarily found in such publications, or (f) in connection with any litigation to which such Person or any of its affiliates may be a party, whether to defend itself, reduce its liability, protect or exercise any of its claims, rights, remedies or interests under or in connection with the Credit Documents or any Lender Hedging Agreement, or otherwise. Notwithstanding anything herein to the contrary, the Administrative Agent and each Lender may disclose without limitation of any kind any information with respect to the "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) of the transactions contemplated hereby and all materials of any kind (including opinions or other tax analyses) that are provided to the Administrative Agent or such Lender relating to such tax treatment and tax structure; provided that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the tax treatment or tax structure of the Loans and transactions contemplated hereby.

      SECTION 9.17   ACKNOWLEDGMENTS.

      The Borrower and the other Credit Parties each hereby acknowledges that:

            (a) it has been advised by counsel in the negotiation, execution and delivery of each Credit Document;

            (b) neither the Administrative Agent nor any Lender has any fiduciary relationship with or duty to the Borrower or any other Credit Party arising out of or in connection with this Agreement and the relationship between Administrative Agent and Lenders, on one hand, and the Borrower and the other Credit Parties, on the other hand, in connection herewith is solely that of debtor and creditor; and

            (c) no joint venture exists among the Lenders or among the Borrower or the other Credit Parties and the Lenders.

      SECTION 9.18   WAIVERS OF JURY TRIAL.

      TO THE EXTENT PERMITTED BY LAW, THE BORROWER, THE OTHER CREDIT PARTIES, THE ADMINISTRATIVE AGENT AND THE LENDERS HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVE, TO THE EXTENT PERMITTED BY APPLICABLE LAW, TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR ANY OTHER CREDIT DOCUMENT AND FOR ANY COUNTERCLAIM THEREIN.


                                   ARTICLE X

                                   GUARANTY

      SECTION 10.1   THE GUARANTY.

      In order to induce the Lenders to enter into this Agreement and to extend credit hereunder and in recognition of the direct benefits to be received by the Guarantors from the Extensions of Credit hereunder, each of the Guarantors hereby agrees with the Administrative Agent and the Lenders as follows: each Guarantor hereby unconditionally and irrevocably jointly and severally guarantees as primary obligor and not merely as surety the full and prompt payment when due, whether upon maturity, by acceleration or otherwise, of any and all indebtedness of the Borrower to the Administrative Agent and the
Lenders. If any or all of the indebtedness of the Borrower to the Administrative Agent and the Lenders becomes due and payable hereunder, each Guarantor unconditionally promises to pay such indebtedness to the Administrative Agent and the Lenders, or order, on demand, together with any and all reasonable expenses which may be incurred by the Administrative Agent or the Lenders in collecting any of the indebtedness. The word "indebtedness" is used in this Article X in its most comprehensive sense and includes any and all advances, debts, obligations and liabilities of the Borrower arising in connection with this Agreement, in each case, heretofore, now, or hereafter made, incurred or created, whether voluntarily or involuntarily, absolute or contingent, liquidated or unliquidated, determined or undetermined, whether or not such indebtedness is from time to time reduced, or extinguished and thereafter increased or incurred, whether the Borrower may be liable individually or jointly with others, whether or not recovery upon such indebtedness may be or hereafter become barred by any statute of limitations, and whether or not such indebtedness may be or hereafter become otherwise unenforceable.

      Notwithstanding any provision to the contrary contained herein or in any other of the Credit Documents, to the extent the obligations of a Guarantor shall be adjudicated to be invalid or unenforceable for any reason (including, without limitation, because of any applicable state or federal law relating to fraudulent conveyances or transfers) then the obligations of each such Guarantor hereunder shall be limited to the maximum amount that is permissible under applicable law (whether federal or state and including, without limitation, the Bankruptcy Code).

      SECTION 10.2   BANKRUPTCY.

      Additionally, each of the Guarantors unconditionally and irrevocably guarantees jointly and severally the payment of any and all indebtedness of the Borrower to the Lenders whether or not due or payable by the Borrower upon the occurrence of any of the events specified in Section 7.1(e), and unconditionally promises to pay such indebtedness to the Administrative Agent for the account of the Lenders, or order, on demand, in lawful money of the United States. Each of the Guarantors further agrees that to the extent that the Borrower or a Guarantor shall make a payment or a transfer of an interest in any property to the Administrative Agent or any Lender, which payment or transfer or any part thereof is subsequently invalidated, declared to be fraudulent or preferential, or otherwise is avoided, and/or required to be repaid to the Borrower or a Guarantor, the estate of the Borrower or a Guarantor, a trustee, receiver or any other party under any bankruptcy law, state or federal law, common law or equitable cause, then to the extent of such avoidance or repayment, the obligation or part thereof intended to be satisfied shall be revived and continued in full force and effect as if said payment had not been made.

      SECTION 10.3   NATURE OF LIABILITY.

      The liability of each Guarantor hereunder is exclusive and independent of any security for or other guaranty of the indebtedness of the Borrower whether executed by any such Guarantor, any other guarantor or by any other party, and no Guarantor's liability hereunder shall be affected or impaired by (a) any direction as to application of payment by the Borrower or by any other party, or (b) any other continuing or other guaranty, undertaking or maximum liability of a guarantor or of any other party as to the indebtedness of the Borrower, or
(c) any payment on or in reduction of any such other guaranty or undertaking, or (d) any dissolution, termination or increase, decrease or change in personnel by the Borrower, or (e) any payment made to the Administrative Agent or the Lenders on the indebtedness which the Administrative Agent or such Lenders repay the Borrower pursuant to court order in any bankruptcy, reorganization, arrangement, moratorium or other debtor relief proceeding, and each of the Guarantors waives any right to the deferral or modification of its obligations hereunder by reason of any such proceeding.

      SECTION 10.4   INDEPENDENT OBLIGATION.

      The obligations of each Guarantor hereunder are independent of the obligations of any other guarantor or the Borrower, and a separate action or actions may be brought and prosecuted against each Guarantor whether or not action is brought against any other guarantor or the Borrower and whether or not any other Guarantor or the Borrower is joined in any such action or actions.

      SECTION 10.5   AUTHORIZATION.

      Each of the Guarantors authorizes the Administrative Agent and each Lender without notice or demand (except as shall be required by applicable statute and cannot be waived), and without affecting or impairing its liability hereunder, from time to time to (a) renew, compromise, extend, increase, accelerate or otherwise change the time for payment of, or otherwise change the terms of the indebtedness or any part thereof in accordance with this Agreement, including any increase or decrease of the rate of interest thereon,
(b) take and hold security from any guarantor or any other party for the payment of the Guaranty or the indebtedness and exchange, enforce waive and release any such security, (c) apply such security and direct the order or manner of sale thereof as the Administrative Agent and the Lenders in their discretion may determine and (d) release or substitute any one or more endorsers, guarantors, the Borrower or other obligors.

      SECTION 10.6   RELIANCE.

      It is not necessary for the Administrative Agent or the Lenders to inquire into the capacity or powers of the Borrower or the officers, directors, members, partners or agents acting or purporting to act on its behalf, and any indebtedness made or created in reliance upon the professed exercise of such powers shall be guaranteed hereunder.

      SECTION 10.7   WAIVER.

            (a) Each of the Guarantors waives any right (except as shall be required by applicable statute and cannot be waived) to require the Administrative Agent or any Lender to (i) proceed against the Borrower, any other guarantor or any other party, (ii) proceed against or exhaust any security held from the Borrower, any other guarantor or any other party, or (iii) pursue any other remedy in the Administrative Agent's or any Lender's power whatsoever. Each of the Guarantors waives any defense based on or arising out of any defense of the Borrower, any other guarantor  or  any  other  party  other  than  payment  in  full  of  the indebtedness, including without limitation any defense based on or arising out of the disability of the Borrower, any other guarantor or any other party, or the unenforceability of the indebtedness or any part thereof from any cause, or the cessation from any cause of the liability of the Borrower other than payment in full of the indebtedness. Without limiting the generality of the provisions of this Article X, each of the Guarantors hereby specifically waives the benefits of N.C. Gen. Stat. {section} 26-7 through 26-9, inclusive. The Administrative Agent or any of the Lenders may, at their election, exercise any right or remedy the Administrative Agent and any Lender may have against the Borrower or any other party, or any security, without affecting or impairing in any way the liability of any Guarantor hereunder except to the extent the indebtedness has been paid. Each of the Guarantors waives any defense arising out of any such election by the Administrative Agent and each of the Lenders, even though such election operates to impair or extinguish any right of reimbursement or subrogation or other right or remedy of the Guarantors against the Borrower or any other party.

            (b) Each of the Guarantors waives all presentments, demands for performance, protests and notices, including without limitation notices of nonperformance, notice of protest, notices of dishonor, notices of acceptance of the Guaranty, and notices of the existence, creation or incurring of new or additional indebtedness. Each Guarantor assumes all responsibility for being and keeping itself informed of the Borrower's financial condition and assets, and of all other circumstances bearing upon the risk of nonpayment of the indebtedness and the nature, scope and extent of the risks which such Guarantor assumes and incurs hereunder, and agrees that neither the Administrative Agent nor any Lender shall have any duty to advise such Guarantor of information known to it regarding such circumstances or risks.

            (c) Each of the Guarantors hereby agrees it will not exercise any rights of subrogation which it may at any time otherwise have as a result of the Guaranty (whether contractual, under Section 509 of the U.S. Bankruptcy Code, or otherwise) to the claims of the Lenders against the Borrower or any other guarantor of the indebtedness of the Borrower owing to the Lenders (collectively, the "Other Parties") and all contractual, statutory or common law rights of reimbursement, contribution or indemnity from any Other Party which it may at any time otherwise have as a result of the Guaranty until such time as the Loans hereunder shall have been paid and the Commitments have been terminated. Each of the Guarantors hereby further agrees not to exercise any right to enforce any other remedy which the Administrative Agent and the Lenders now have or may hereafter have against any Other Party, any endorser or any other guarantor of all or any part of the indebtedness of the Borrower and any benefit of, and any right to participate in, any security or collateral given to or for the benefit of the Lenders to secure payment of the indebtedness of the Borrower until such time as the Loans hereunder shall have been paid and the Commitments have been terminated.

      SECTION 10.8   LIMITATION ON ENFORCEMENT.

      The Lenders agree that the Guaranty may be enforced only by the action of the Administrative Agent acting upon the instructions of the Required Lenders and that no Lender shall have any right individually to seek to enforce or to enforce the Guaranty, it being understood and agreed that such rights and remedies may be exercised by the Administrative Agent for the benefit of the Lenders under the terms of this Agreement. The Lenders further agree that this Guaranty may not be enforced against any director, officer, employee or stockholder of the Guarantors.

      SECTION 10.9   CONFIRMATION OF PAYMENT.

      The Administrative Agent and the Lenders will, upon request after payment of the indebtedness and obligations which are the subject of the Guaranty and termination of the Commitments relating thereto, confirm to the Borrower, the Guarantors or any other Person that such indebtedness and obligations have been paid and the Commitments relating thereto terminated, subject to the provisions of Section 10.2.

      IN WITNESS WHEREOF, each of the parties hereto have caused this Agreement to be duly executed and delivered by its proper and duly authorized officers as of the day and year first above written.


BORROWER:                           DIMON INCORPORATED


                                    By: /s/James A. Cooley
                                    Name: James A. Cooley
                                    Title: Senior Vice President - CFO


                                    By: /s/Ritchie L. Bond
                                    Name: Ritchie L. Bond
                                    Title: Senior Vice President - Treasurer


GUARANTORS:                         [NONE]

                             [signatures continue]





                                                            CREDIT AGREEMENT

ADMINISTRATIVE AGENT
AND LENDERS:                        WACHOVIA BANK, NATIONAL ASSOCIATION,
as Administrative Agent and as a Lender


                                    By: /s/Jeffrey M. Foley
                                    Name: Jeffrey M. Foley
                                    Title: Vice President


                             [signatures continue]





                                                            CREDIT AGREEMENT

                                    ING BANK N.V., London Branch,
                                    as a Lender


                                    By: /s/A.J. Houlding
                                    Name: A.J. Houlding
                                    Title: Director


                                    By: /s/P. Mitchell
                                    Name: P. Mitchell
                                    Title: Vice President

                             [signatures continue]

                                    DEUTSCHE BANK LUXEMBOURG S.A.,
                                    as a Lender


                                    By: /s/Johannes Philippi
                                    Name: Johannes Philippi
                                    Title: Vice President


                                    By: /s/Astrid Breyer-Simski
                                    Name: Astrid Breyer-Simski
                                    Title: Vice President


                             [signatures continue]

                                    FORTIS CAPITAL CORP.,
                                    as a Lender


                                    By: /s/Edward Aldrich
                                    Name: Edward Aldrich
                                    Title: Director


                                    By: /s/C. Reynolds
                                    Name: C. Reynolds
                                    Title: Senior Vice President

                             [signatures continue]

                                    NATEXIS BANQUES POPULAIRES,
                                    as a Lender


                                    By: /s/Guillaume de Parscau
                                    Name: Guillaume de Parscau
                                    Title: First Vice President & Manager


                                    By: /s/Stephen A. Jendras
                                    Name: Stephen A. Jendras
                                    Title: Vice President


                             [signatures continue]

                                    AGFIRST FARM CREDIT BANK,
                                    as a Lender


                                    By: /s/Bruce B. Fortner
                                    Name: Bruce B. Fortner
                                    Title: Vice President


                             [signatures continue]

                                    AGSTAR FINANCIAL SERVICES, PCA,
                                    as a Lender


                                    By: /s/Lee Fuchs
                                    Name: Lee Fuchs
                                    Title: Vice President


                           [end of signature pages]